As filed with the U.S. Securities and Exchange Commission on October 28, 2026

Securities Act File No. 333-252816

Investment Company Act File No. 811-23637

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒

Pre-Effective Amendment No.
Post-Effective Amendment No.	10

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒

Amendment No.	12

(Check appropriate box or boxes)

DGI Investment Trust

(Exact Name of Registrant as Specified in Charter)

DGI Investment Trust

Oriental Center

254 Munoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (787) 777-2103

Hugh Gonzalez-Robison

Oriental Center

254 Munoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street N.W., Suite 700

Washington, D.C. 20006

Maggie Bull

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

It is proposed that this filing will become effective: (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on __________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUPPLEMENT DATED OCTOBER 28, 2026

TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED OCTOBER 28, 2026

OF

DGI BALANCED FUND (the “Fund”)

(a series of the DGI Investment Trust)

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

For the period from October 28, 2026 through November 1, 2026, the Bank of New York Mellon Corporation (“BNY Mellon” or the “Custodian”), will serve as the custodian of the assets of the Fund. Effective November 2, 2026, U.S. Bank, N.A. will replace BNY Mellon as the Fund’s custodian.

Until November 2, 2026, the following information replaces the paragraph following the “Custodian” heading in the SAI:

The Bank of New York Mellon Corporation (“BNY Mellon” or the “Custodian”), located at 240 Greenwich Street, New York, NY 10286, is the custodian of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund’s investments. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

Please Retain This Supplement for Future Reference.

Prospectus

2026

October 28, 2026

DGI Investment Trust

DGI Balanced Fund

Class P — DGIBX

Class T — DGITX

Class NT — DGINX

Class A — DGIAX

Class C — DGICX

Class I — DGIIX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment in the DGI Balanced Fund (the “Fund”) is intended for residents of the Commonwealth of Puerto Rico (“Puerto Rico”). If a purchaser of Fund shares is not a resident of Puerto Rico, his or her tax consequences related to investments in the Fund will be significantly different from other mutual funds. You may find further information with respect to taxation in the “Tax Information” section of this Prospectus.

SUMMARY SECTION: DGI BALANCED FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	10
MANAGEMENT OF THE FUND	21
SHAREHOLDER INFORMATION	22
FINANCIAL HIGHLIGHTS	26

i

SUMMARY SECTION: DGI BALANCED FUND

Investment Objective

The Fund seeks long-term capital appreciation and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the section “Shareholder Information – Purchase and Redemption of Fund Shares” on page 22 of the Fund’s Prospectus and the section “Capital Stock” on page 38 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)	Class P	Class T	Class NT	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.50%	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of the redemption price or offering price)	None	None	None	None	1.00%	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Account Service Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Class P	Class T	Class NT	Class A	Class C	Class I
Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	None	None	None	0.25%	1.00%	None
Other Expenses	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses[1]	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	1.33%	1.33%	1.33%	1.58%	2.33%	1.33%

(1)	Acquired Fund Fees and Expenses (“AFFE”) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds or exchange traded funds (“ETFs”). AFFE are not reflected in the Fund’s financial statements and, therefore, the amounts listed in Total Annual Fund Operating Expenses will differ from those presented in the Financial Highlights.

Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund’s Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares, and Class I shares, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P	$135	$421	$729	$1,601
Class T	$135	$421	$729	$1,601
Class NT	$135	$421	$729	$1,601
Class A	$505	$831	$1,180	$2,163
Class C	$334	$820	$1,333	$2,739
Class I	$135	$421	$729	$1,601

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund is intended to be a direct investment option for residents of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) as well as an investment option for individual retirement accounts (“IRA”) under the laws of Puerto Rico. The investment objectives of the Fund are to seek for the shareholders long-term capital appreciation and current income consistent with the investment policies of the Fund and prudent investment management. The Fund seeks to attain its investment objectives by investing in a diversified portfolio of equity and fixed income securities with capital appreciation and current income potential and, as such, intends to operate as a “balanced” fund. Under normal circumstances, the Fund intends to invest between 30% and 70% of its net assets in equity securities and the remainder in fixed income securities.

The equity securities in which the Fund principally invests will be those of small-, mid-, and large-capitalization issuers. The Fund may gain exposure to such securities by investing in other investment companies, including ETFs. The Fund will not concentrate its investments in a particular industry, consistent with its investment restrictions, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

The Fund seeks to attain its investment objectives through its investment in the following types of securities:

●	Any equity security issued by an entity domiciled within or outside of the United States;

●	Any corporate bond, with an investment grade rating at the time of purchase (i.e., securities rated BBB/Baa or above by one or more ratings agencies or determined by the Investment Adviser to be of equivalent quality);

•	Securities or certificates which: (i) evidence beneficial ownership interests in trust funds consisting of pools of FHA/VA Mortgages, which are further guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association (“GNMA Certificates”), (ii) are guaranteed by the Federal National Mortgage Association (“FNMA Certificates”), (iii) are guaranteed as to the timely payment of scheduled principal and interest at the applicable certificate rate and as to the full collection of principal on the mortgages by the Federal Home Loan Mortgage Corporation (“FHLMC Certificates”), or (iv) evidence beneficial ownership interests (including zero coupon, floating-rate, interest only (“IO”), principal only (“PO”), and residual certificates) in trust funds consisting of GNMA Certificates, FNMA Certificates and/or FHLMC Certificates, all the above are collectively referred to hereinafter as “Mortgage Securities”;

●	Obligations of, or loans guaranteed by, a municipal issuer or any of its instrumentalities, agencies or political subdivisions; with an investment grade rating, provided that no more than 34% of the total assets of the Fund may be invested in such obligations;

●	Any security or obligation which is issued or guaranteed by the United States Government or an agency or instrumentality thereof;

●	Investment shares or shares issued by any registered investment companies, such as ETFs, including investment companies sponsored by Oriental Trust or any of its affiliates;

●	Any other debt securities with an investment grade rating;

●	Short-term, high-quality fixed-income securities, cash or cash equivalents, including money market funds; or

●	Monies received by the Fund, whether by way of the proceeds from the sale of shares or as a result of interest or dividend income or the return on principal, are invested or reinvested in securities which meet the investment requirements of the Fund.

2

Principal Risks

You can lose money by investing in the Fund. The Fund can also underperform broad markets or other investments. The Fund’s principal risks include:

Equity Securities Risk — Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Smaller Companies Risk — The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.

Large-Cap Stock Risk — Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better or worse than the stock market in general and these periods may last as long as several years.

Investment Company and ETF Risk — An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value per share of the ETF; at times, this premium or discount could be significant.

Mortgage-Related and Other Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:

Extension Risk — Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Yield Risk — To the extent the Fund invests in FHA/VA Mortgage Securities, the yield of the shares will depend in some part on the rate at which principal payments are made on such securities, which in turn will depend on the rate at which principal prepayments are made on the underlying mortgage loans. As a general matter, the prepayment experience of a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which homeowners sell their homes or default in their mortgages. Oriental Trust is not aware of any readily accessible data or reliable information published by the FHA, the VA or the Department of Housing and Urban Development specifically indicating the historical prepayment or foreclosure experience of FHA loans and VA loans originated in the Commonwealth as compared to similar mortgage loans originated in other jurisdictions in the United States.

These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

U.S. Government Securities Risk — U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

3

Changing Fixed-Income Markets — After a period of raising rates in 2022 and 2023, the Federal Reserve lowered the federal funds rate five times between September 2024 and December 2025 but recently raised it in September 2026 and may continue to do so. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio, perhaps suddenly and to a significant degree. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Changes in central bank policies and other governmental actions and political events within the U.S. may also, among other things, affect investor and consumer expectations and confidence in the fixed income and other financial markets.

Corporate Debt Risk — Corporate debt securities in which the Fund may invest are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Foreign Securities Risk — Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability. Non-U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.

Currency Risk — Because the Fund may invest in securities of non-U.S. issuers, changes in currency exchange rates could hurt performance. Oriental Trust may decide not to hedge, or may not be successful in hedging, its currency exposure.

Emerging Market Risk — The Fund may invest in securities of issuers in emerging market countries, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Puerto Rico-Specific Risk — To the extent that the Fund invests a significant portion of its assets in the Commonwealth, the Fund is more susceptible to factors adversely affecting the Commonwealth. Puerto Rico’s economy suffered a severe and prolonged recession from 2007 to 2017, with real gross national product (“GNP”) contracting approximately 15% during this period. Since 2017, Puerto Rico and several of its government instrumentalities have availed themselves of the debt restructuring mechanisms of Titles III and VI of the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”). While the majority of Puerto Rico’s governmental debt has already been restructured under PROMESA, some Puerto Rico government instrumentalities continue to face significant fiscal challenges, including the Puerto Rico Electric Power Authority which is still in the process of restructuring its debts. Puerto Rico is susceptible to hurricanes, major storms and earthquakes that affect the local economy, its population has been in decline for over a decade, and, without Congressional action, it could face a Medicaid fiscal cliff in fiscal year 2028. Therefore, any factors affecting Puerto Rico will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

Market Risk — The value of stocks and other securities can be highly volatile, and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political, or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.

1940 Act Risk — The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes numerous restrictions and requirements, including, for example, affiliate transaction prohibitions, director independence requirements, investment adviser requirements, borrowing or leverage restrictions, proxy solicitation requirements, periodic reporting requirements, and internal control requirements, any or all of which may have a material effect on the Fund’s operations.

Interest-Rate Risk — The value of fixed-income securities will typically decline when interest rates rise. Alternatively, when interest rates go down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities.

4

Credit Risk — Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest. The Fund only invests in investment grade securities; however, the Fund will not be required to dispose of a debt that has its rating downgraded subsequent to the Fund’s purchase. If such a debt security is downgraded, the Fund’s Investment Adviser will evaluate the security and determine what action, including the sale of the security or its retention, is in the best interest of the Fund and its shareholders.

Municipal Securities Risk — The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality, especially in Puerto Rico, may make it difficult for it to pay interest and principal when due.

Redemption Risk — The Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if the Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance.

Leverage Risk — The Fund’s leverage activities, which are subject to the Fund’s investment policies and restrictions and the requirements of applicable law, present special risks for shareholders, including the possibility of higher volatility in the net asset value per share of the Fund and a lower rate of return to shareholders. The Fund does not currently use leverage but retains the right to do so in the future.

Convertible Securities Risk — In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The Fund will invest in convertible securities only to the extent that such securities are rated as investment grade by an independent credit rating agency (or deemed to be equivalent quality by the Investment Adviser) at the time of purchase.

When-Issued and Delayed-Delivery Securities Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Cash and Cash Equivalents Risk — To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Tax Risks — The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), and the Puerto Rico Municipal Code, as amended (the “Municipal Code”). A risk exists that the Fund may not qualify for exemption from Puerto Rico taxation.

To be exempt from Puerto Rico income tax, the Fund must meet certain requirements, including being registered under Puerto Rico Act No. 93-2013, as amended, known as the “Puerto Rico Investment Companies Act of 2013” (“Act 93-2013”). Due to the repeal of Section 6(a)(1) of the 1940 Act, the Fund is required to be registered with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act and is barred from registering under Act 93-2013. In PR Treasury Determination 19-04 (as defined below under the subheading “Puerto Rico Legal Requirements Applicable to IRA Investments”), the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as if it were a registered investment company under Act 93-2013 and thus be entitled to the tax benefits available under the PR Code to registered investment companies. Puerto Rico investment companies registered under the 1940 Act, such as the Fund, can rely on the holding of PR Treasury Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the Puerto Rico Treasury Department or the PR Code is amended to provide otherwise: (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax rate of up to 20% on its long term capital gains, and (ii) the Fund’s individual investors could be subject to a Puerto Rico income tax on the exempt dividends of a tax rate of 15% or up to 31.35% if the preferential dividend tax was not withheld at the source.

5

Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. Therefore, Puerto Rico investment companies registered under the 1940 Act should be able to rely on the holding of PR Treasury Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the Municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the United States Internal Revenue Code of 1986, as amended (the “US Code”). The Fund does not intend to be engaged in a trade or business in the U.S.; therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a 30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding tax rate. The Fund is not subject to U.S. federal income tax on gains derived from the sale or exchange of securities (except for U.S. real property interests, as defined in Section 897 of the US Code), and on U.S. source interest income that qualifies as “portfolio interest.” However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax rate of up to 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after tax income. See “Tax Information” in the SAI and consult your tax adviser.

Management Risk — The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Oriental Trust’s skill and judgments around allocating assets to investment companies, ETFs and individual securities. The Fund could experience losses if these judgments prove to be incorrect.

Cybersecurity Risk — The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.

Floating-Rate Notes Risk — Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce the Fund’s income.

Inflation Risk — Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and instruments that pay a fixed interest rate.

Reverse Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Valuation Risk — The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.

No FDIC Insurance Risk — An investment in the Fund is not a deposit of Oriental Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6

Performance

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year (or since inception) and by showing the Fund’s average annual total returns for the indicated periods compared with the Fund’s blended benchmark, which is intended to provide a measure of the Fund’s performance given its investment strategy. The table below the chart also shows two additional broad-based securities market indices for markets in which the Fund may invest. You may obtain the Fund’s updated performance information by visiting the website at https://dgiinvest.com/bf or by calling 787-474-1993. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Annual Total Returns (Year Ended December 31) – Class P Shares

Year-to-Date Return as of:	9/30/2026	4.66%

Best Quarter:	12/31/2023	10.01%

Worst Quarter:	6/30/2022	(7.35)%

Average Annual Total Returns (for the Periods Ended December 31, 2025)

After-tax returns are shown in the table for Class P shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

	One Year Ended December 31, 2025	Since Inception (05/23/2021)*
Class P Shares – Before Taxes	12.53%	3.71%
Class P Shares – After Taxes on Distributions	12.13%	3.27%
Class P Shares – After Taxes on Distributions and Sale of Fund Shares	7.54%	2.70%
Class T Shares – Before Taxes	12.53%	3.71%
Class NT Shares – Before Taxes	12.53%	3.71%
Class A Shares – Before Taxes	8.30%	9.67%
Class C Shares – Before Taxes	10.42%	10.78%
Class I Shares – Before Taxes	12.53%	11.88%

7

	One Year Ended December 31, 2025	Since Inception (05/23/2021)*
Blended Benchmark Index (50% Bloomberg U.S. Aggregate Bond Index/ 50% S&P 500 Total Return Index) (Index returns do not reflect deduction for fees, expenses, or taxes)	12.64%	6.65%
Bloomberg U.S. Aggregate Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	7.30%	0.18%
S&P 500 Total Return Index (Index returns do not reflect deductions for fees, expenses, or taxes)	17.88%	13.09%

*	The DGI Balanced Fund Class A, C, and I shares commenced operations on December 6, 2023.

Fund Management

Oriental Trust, a separately identifiable division of Oriental Bank (“Oriental Trust” or the “Investment Adviser”), is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The following portfolio manager is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”):

Portfolio Manager	Position with Oriental Trust	Start Date with the Fund
Gustavo Romañach Suárez	Portfolio Manager	October 2025

Purchase and Sale of Fund Shares

The shares are sold to prospective shareholders at the public offering price with a minimum initial investment of $250 for Class P shares. Class T shares and Class NT shares are purchased only by existing shareholders through reinvestment of certain taxable and non-taxable dividends. There is no minimum initial investment amount for Class T or Class NT shares. Class A and C shares may be purchased by the public. The minimum initial investment in the Fund’s Class A shares is $250 and the minimum for additional investments is $25. The minimum initial investment in the Fund’s Class C shares is $250 and the minimum for additional investments is $25. Class I shares are available to institutional clients and to advisory or fee-based accounts. The minimum initial investment in the Fund’s Class I shares is $1,000,000, except for advisory or fee-based accounts, where the minimum initial investment is $0 and the minimum for additional investments is $25. Requests to purchase or redeem shares of the Fund are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares by contacting the Fund at 787-474-1993. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures. The minimum initial and subsequent investment amounts may be waived or lowered from time to time. Purchases of Class P shares of the Fund may be made only through qualified Puerto Rican IRAs. Purchases of Class P shares, Class T shares, and Class NT through qualified Puerto Rican IRAs are subject to certain fees related to the maintenance and operations of those accounts. In the event that Class A shares are purchased through qualified Puerto Rican IRAs, they will also be subject to the certain fees related to the maintenance and operations of those accounts. See the “Purchase and Redemption of Fund Shares” section of the statutory prospectus for more information.

Tax Information

The Fund is intended solely for residents of Puerto Rico.

The Fund will not qualify as a regulated investment company under Subchapter M of the US Code. Instead, and as further explained in the SAI, the Fund intends to be treated as a foreign corporation for U.S. income tax purposes that is not engaged in trade or business in the United States and that is subject to taxation under the laws of Puerto Rico. In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

For any shares held outside of an IRA account, distributions to individuals who are residents of Puerto Rico (“Individual PR Residents”) of Ordinary Dividends and Capital Gain Dividends (as such terms are defined in the SAI under the heading “Tax Information”) qualify for a special PR income tax rate of 15%. The 15% PR income tax on Ordinary Dividends will be withheld at source by the Fund or its paying agent. Notwithstanding the foregoing, distributions to Individual PR Residents may be subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax applies with respect to Individual PR Residents that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to

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regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends, and long-term capital gains recognized by Individual PR Residents on the sale, exchange or other taxable disposition of the shares of the Fund. As mentioned above, tax-qualified retirement plans and IRA accounts will not be subject to income taxation on Ordinary Dividends, Capital Gain Dividends and gains recognized from the sale, exchange, or disposition of the shares of the Fund.

Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No PR income tax should apply on Capital Gain Dividends to individuals who are not residents of Puerto Rico because such dividends are treated as long-term capital gains from sources outside of Puerto Rico. Also, no PR income tax should apply on Exempt Dividends.

By purchasing the shares of the Fund, each individual investor will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.

Distributions from the Fund are generally not subject to U.S. federal income tax if the distribution is made to: (i) Individual PR Residents, (ii) trusts (other than business trusts) organized under the laws of Puerto Rico, if all the beneficiaries are residents of Puerto Rico and the trustees are individuals residents of Puerto Rico or entities organized under the laws of Puerto Rico treated as corporations for income tax purposes (“Qualifying Trusts”), or (iii) entities organized under the laws of Puerto Rico treated as corporations for income tax purposes, engaged in trade or business exclusively in Puerto Rico and controlled by residents of Puerto Rico (“Qualifying Corporations”). Distributions to investors who are not Individual PR Residents, Qualifying Trusts or Qualifying Corporations may be subject to U.S. federal income taxes and adverse tax consequences may apply under the US Code.

Under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations, distributions from the Fund to Individual PR Residents should be treated as Puerto Rico source income exempt from U.S. federal income taxes under US Code Section 933. Notwithstanding the foregoing, Individual PR Residents holding, directly, indirectly or by attribution, 10% or more of the shares of the Fund, should note that dividends from the Fund may be treated as income from sources outside of Puerto Rico subject to adverse U.S. federal income taxes. Additionally, Individual PR Residents, regardless of their percentage of shares held in the Fund, should note that pursuant to the regulations issued under Section 937(b) of the US Code, dividends from the Fund may be treated as income from sources within the U.S. subject to adverse U.S. federal income taxes, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico source income excluded from U.S. federal income taxes by shareholders who are bona fide residents of Puerto Rico within the meaning of US Code Sections 933 and 937. However, the IRS or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from United States sources subject to U.S. federal income taxes.

Please also refer to “Tax Information” in the SAI and consult your tax adviser.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as Oriental Trust) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT
THE FUND’S INVESTMENT STRATEGIES AND RISKS

Additional Principal Investment Strategy Information

The Fund is intended to be used as a direct investment option for residents of Puerto Rico as well as an investment option for Puerto Rican IRA accounts.

The investment objectives of the Fund are to seek for the shareholders long-term capital appreciation and current income consistent with the investment policies of the Fund and prudent investment management. The Fund seeks to attain its investment objectives by investing, subject to any applicable investment requirements for an IRA under the PR Code and the IRA Regulations, in a diversified portfolio of equity and fixed income securities with capital appreciation and current income potential. Under normal circumstances, the Fund intends to invest between 30% and 70% of its net assets in equity securities, and the remainder in fixed income securities. Monies received by the Fund, whether by way of the proceeds from the sale of shares or as a result of interest or dividend income or the return on principal, are invested or reinvested in equity and debt securities which meet the investment requirements of the Fund, as well as the investment requirements of the PR Code, as applicable. The Fund offers the shareholders the opportunity to acquire an interest in a trust that invests in a diversified portfolio of equity and fixed income securities, with more diversification than each shareholder might individually be able to obtain on his or her own.

The value of the shares at any particular time depends on the market value of the underlying investments held by the Fund, which in turn fluctuate with various factors, including changes in interest rates, stock market conditions in the United States, other general economic conditions and other factors affecting the issuer of any particular security held by the Fund. Therefore, individuals investing in the Fund must be aware that there is no guarantee that the investment objectives of the Fund described above will be achieved, and that neither Oriental Trust nor any other person can guarantee the value of the shares at any particular time. The value of the shares may also be affected by certain investment strategies used by the Fund to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. The Fund’s leverage activities pose special risks for shareholders including the possibility of higher volatility of the net asset value per share of the Fund. These activities may result in gains or losses to the Fund and higher volatility of net asset value per share of the Fund in the event of severe fluctuations in interest rates.

Puerto Rico Legal Requirements Applicable to IRA Investments

The PR Code and the IRA Regulations contain provisions establishing certain investment requirements applicable to an IRA: (i) not less than 34% of its assets must be invested in obligations of the Commonwealth or any of its instrumentalities or political subdivisions, securities of exempt investment trusts eligible under Section 1112.02 of the PR Code, or in mortgage loans made to finance the acquisition or construction of residential properties located in the Commonwealth, or in certain loans to employee-owned special corporations, its members or stockholders; (ii) not more than 66% of its assets may be invested in general assets in the Commonwealth; and (iii) up to 33% of its assets may be invested in assets in the United States, including certain equity securities and investment-grade debt securities, in accordance with the IRA Regulations. However, pursuant to Puerto Rico Act No. 231-2014, which amended the PR Code, any investment made by an IRA in securities of an investment company or exempt investment trust registered under Puerto Rico law is deemed to automatically comply with such investment requirements without considering the investment company’s portfolio investments (the “Investment Companies Exception”). Further, on September 4, 2019, the Puerto Rico Treasury Department issued Administrative Determination No. 19-04 (“PR Treasury Determination 19-04”) to clarify the scope of the Investment Companies Exception given the repeal of Section 6(a)(1) of the 1940 Act. Pursuant to PR Treasury Determination 19-04, an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, qualifies for the Investment Companies Exception. The holding of PR Treasury Determination 19-04 is consistent with the underlying public policy of the Investment Companies Exception, which is to liberalize IRA investment requirements, and may be relied upon by any IRA under the PR Code, unless such determination is subsequently revoked by the Puerto Rico Treasury Department or the PR Code is further amended to provide otherwise.

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Investment Policy and Eligible Securities

Subject to any applicable investment requirements for an IRA under the PR Code and the IRA Regulations, the Fund intends to primarily invest in one or more of the following equity and fixed-income securities (collectively, the “Eligible Securities”) in accordance with the investment objectives of the Fund described above:

●	Any equity security issued by an entity domiciled within or outside of the United States;

●	Any corporate bond, with an investment grade rating at the time of purchase (i.e., securities rated BBB/Baa or above by one or more ratings agencies (or determined by the Investment Adviser to be of equivalent quality);

●	Securities or certificates which: (i) evidence beneficial ownership interests in trust funds consisting of pools of FHA/VA Mortgages, which are further guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association (“GNMA Certificates”), (ii) are guaranteed by the Federal National Mortgage Association (“FNMA Certificates”), (iii) are guaranteed as to the timely payment of scheduled principal and interest at the applicable certificate rate and as to the full collection of principal on the mortgages by the Federal Home Loan Mortgage Corporation (“FHLMC Certificates”), or (iv) evidence beneficial ownership interests (including zero coupon, floating-rate, interest only (“IO”), principal only (“PO”), and residual certificates) in trust funds consisting of GNMA Certificates, FNMA Certificates and/or FHLMC Certificates, all the above are collectively referred to hereinafter as “Mortgage Securities;”

●	Obligations of, or loans guaranteed by, a municipal issuer or any of its instrumentalities, agencies or political subdivisions, with an investment grade rating, provided that no more than 34% of the total assets of the Fund may be invested in such obligations;

●	Securities or obligations issued by a municipal issuer or any of its instrumentalities, agencies or political subdivisions, provided that at the time of such purchase the Fund must have the absolute unconditional right to sell those securities to a bank or savings bank or association, whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), or a broker-dealer who is a member, or a guaranteed subsidiary of a member, of the NYSE, at an agreed price and time, or has them guaranteed or insured by an entity whose obligations are investment grade;

●	Any security or obligation which is issued or guaranteed by the United States Government or an agency or instrumentality thereof;

●	Investment shares or shares issued by any registered investment company, such as ETFs, including one sponsored by Oriental Trust or any of its affiliates; and

●	Any other debt securities with an investment grade rating.

The Fund invests primarily in Eligible Securities to the extent these investments are available. However, for purposes of providing liquidity to the Fund, Oriental Trust may also invest a portion of the Fund’s assets in the following short-term obligations: (i) reverse repurchase agreements with a broker-dealer who is a member or a guaranteed subsidiary of a member of the NYSE, a bank or any other qualified financial institution; (ii) deposits of institutions engaged in the banking business, savings and loan associations and other similar institutions whose deposits are insured by the FDIC; or (iii) other short-term, high-quality fixed income securities, cash or cash equivalents, including money market funds.

GNMA Certificates represent a general obligation of the Government National Mortgage Association and are backed by the full faith and credit of the United States Government. FNMA Certificates and FHLMC Certificates are backed respectively by FNMA and FHLMC, which are sponsored instrumentalities of the United States Government, but are not backed by the full faith and credit of the United States Government. FHA/VA Mortgage Securities entitle their holders to receive the scheduled payments of both or either of interest and principal, as the case may be, and under certain circumstances any prepayment of principal made by the mortgagor on the underlying mortgage, less a certain service fee, or interest only until redeemed or when its class commences to receive partial payments of principal. In general, the value of FHA/VA Mortgage Securities, as well as the value of any security paying a fixed rate of return, fluctuates inversely with changes in interest rates. A rise in the level of interest rates in the economy would, therefore, reduce their value. On the other hand, their potential for appreciation, which would otherwise be expected to result from a decline in interest rates may tend to be limited by increased prepayments by mortgagors as interest rates decline.

For purposes of providing liquidity to the Fund, the Fund may borrow funds on a collateralized basis and purchase Eligible Securities on a when-issued or delayed-delivery basis, or may purchase and sell securities on a forward-commitment basis, as determined necessary by Oriental Trust based on redemption experience or any other relevant circumstances, and/or as short-term investments pending the investment of the funds regularly received by the Fund and/or as a temporary defensive posture.

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Oriental Trust, a registered investment adviser and a separately identifiable division of Oriental Bank, acts as the Investment Adviser to the Fund. As Investment Adviser, Oriental Trust is responsible for recommending new investments and/or changes in existing investments of the Fund consistent with the Fund’s investment policy. Oriental Trust, when executing those transactions, is required to obtain offers to purchase or sell a particular investment unless such security is traded in an established market or exchange. In placing such orders, Oriental Trust will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, Oriental Trust may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of broker-dealers and the brokerage and research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. Oriental Trust is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Oriental Trust determines in good faith that such commission is reasonable in relation to the value of the brokerage and research service provided by such broker-dealer in discharging responsibilities with respect to the Fund.

The above-described investment activities may result in gains or losses to the Fund. The income, gains and return of principal received by the Fund in the course of its investment activities are reinvested in a manner consistent with the investment objectives and policies of the Fund described above.

Additional Principal Risk Information

In addition to the investment risks deemed to be principal for the Fund, the Fund may be subject to additional, non-principal risks. For more information about the Fund’s non-principal investment strategies and risks, see the Fund’s Statement of Additional Information.

Equity Securities Risk — The value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Smaller Companies Risk — The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a small- or mid-sized company may lose substantial value.

Large-Cap Stock Risk — Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better — or worse — than the stock market in general and these periods may last as long as several years. Additionally, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Investment Company and ETF Risk — An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The performance of an investment company or ETF that is actively managed will depend on its adviser’s ability to select profitable investments. An investment company or ETF that is passively managed may not accurately track its underlying index or the index may perform poorly. Additionally, a passively managed investment company or ETF may not be permitted to take defensive positions during periods of market decline or sell poorly performing securities. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Market movements or economic factors may constrain the liquidity of an investment company’s portfolio and compromise its ability to meet redemption requests. This could cause the value of the Fund’s investment in another investment company to decline.

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Shares of ETFs trade on exchanges such as the NYSE and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value per share of the ETF. At times, this premium or discount may be significant.

Mortgage-Related and Other Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:

Extension Risk — The market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This risk is greater for fixed-rate than variable-rate debt securities.

Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Demand for some categories of leased commercial and retail space has weakened in light of the prevalence of remote work arrangements.

Yield Risk — To the extent the Fund invests in FHA/VA Mortgage Securities, the yield of the shares will depend in some part on the rate at which principal payments are made on such securities, which in turn will depend on the rate at which principal prepayments are made on the underlying mortgage loans. As a general matter, the prepayment experience of a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which homeowners sell their homes or default in their mortgages. Oriental Trust is not aware of any readily accessible data or reliable information published by the FHA, the VA or the Department of Housing and Urban Development specifically indicating the historical prepayment or foreclosure experience of FHA loans and VA loans originated in the Commonwealth as compared to similar mortgage loans originated in other jurisdictions in the United States.

In general, if prevailing interest rates for newly originated mortgage loans fall significantly below the interest rates on the mortgage loans underlying the FHA/VA Mortgage Securities, they are likely to be subject to higher prepayment rates in subsequent periods than if prevailing rates for newly originated mortgage loans remain at or above the interest rates on the mortgage loans underlying the FHA/VA Mortgage Securities. Conversely, if interest rates for newly originated mortgage loans rise above the interest rates on the mortgage loans underlying the FHA/VA Mortgage Securities, the rate of prepayments would be expected to decrease in subsequent periods. Other factors affecting prepayment of mortgage loans include changes in mortgagors’ housing needs, job transfers, unemployment and mortgagors’ net equity in the mortgaged properties. In addition, as homeowners move or default on their mortgages, the houses are generally sold and the mortgages may be prepaid, although the FHA loans and VA loans backing the FHA/VA Mortgage Securities may be assumed by a new buyer.

It is highly unlikely that the mortgage loans underlying the FHA/VA Mortgage Securities will prepay at a constant rate or that all the mortgage loans will prepay at the same rate. The timing of the changes in the rate of prepayments on the mortgage loans may significantly affect the actual yield to maturity. No representation is made as to the anticipated rate of prepayments on the mortgage loans or as to the anticipated yields to maturity on the shares.

U.S. Government Securities Risk — U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. It is possible that the issuers of some U.S. government securities will not be able to timely meet their payment obligations in the future, and there is a risk of default. With respect to certain agency-issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.

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Changing Fixed-Income Markets — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. Similar steps took place again in 2020 and 2021 in an effort to support the economy during the COVID-19 pandemic. However, the Federal Reserve raised the federal funds rate eleven times between March 2022 and July 2023, then lowered it five times between September 2024 and December 2025. The Federal Reserve recently raised the federal funds rate in September 2026 to combat consistently elevated inflation and may continue to do so. Any increases in the federal funds rate may expose fixed-income and related markets to heightened volatility, perhaps suddenly and to a significant degree, and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences a high rate of redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed-income markets. Changes in the policies of the central bank and other governmental actions and political events within the United States and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat or recurrence of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely affect the Fund, including its operations, potential investment options, and return potential, and could also lead to higher-than-normal redemptions by Fund shareholders, potentially increasing the Fund’s portfolio turnover rate and transaction costs.

Corporate Debt Risk — The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security. Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Foreign Securities Risk — The Fund may invest in foreign securities. Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, sanctions, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. In addition, settlement and clearance procedures in certain foreign markets may result in delays in payment for, or delivery of, securities not typically associated with settlement and clearance of U.S. investments.

Currency Risk — The Fund may invest in securities denominated in foreign currencies. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Although the Fund may attempt to hedge currency risk, the hedging instruments may not perform as expected and could produce losses. Suitable hedging instruments may not be available for all foreign currencies. The Fund is not required to hedge currency risk and may elect not to hedge currency risk even if suitable instruments are available.

Emerging-Markets Risk — The Fund may invest in issuers from emerging-market countries. The securities markets of emerging-market countries may have lower trading volume, be less liquid, be subject to greater price volatility, have smaller market capitalizations, have less government regulation, and not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of certain emerging market issuers meet PCAOB standards. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

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Puerto Rico-Specific Risks — To the extent that the Fund invests a significant portion of its assets in Puerto Rico, the Fund will be less diversified and more susceptible to any single economic, political, fiscal or other factor adversely affecting Puerto Rico or issuers of Puerto Rico securities than would be a trust more widely diversified. Some of the securities in which the Fund has invested or may invest present their own risks, including, among others, geographic, government, credit and liquidity risks. Also, the value of Puerto Rico securities, including any derivative instruments, present their own risks and may be subject to greater volatility than other securities.

Puerto Rico’s economy suffered a severe and prolonged recession from 2007 to 2017, with real gross national product (“GNP”) contracting approximately 15% during this period. Since 2017, Puerto Rico and several of its government instrumentalities have availed themselves of the debt restructuring mechanisms of Titles III and VI of PROMESA. While the majority of Puerto Rico’s governmental debt has already been restructured under PROMESA, some Puerto Rico government instrumentalities continue to face significant fiscal challenges, including the Puerto Rico Electric Power Authority which is still in the process of restructuring its debts.

Although Puerto Rico’s economy has been gradually recovering, it still faces economic and fiscal challenges and could face additional economic or fiscal challenges in the future. Deterioration in local economic conditions or in the financial condition of an industry on which the local market depends could adversely affect factors such as unemployment rates and real estate vacancy and values. In addition, there is no assurance that the Puerto Rico government will be able to satisfy its obligations as restructured.

Puerto Rico’s population, which has been in decline for over a decade, is estimated to be approximately 3.1 million people. According to the Second Revised 2024 Fiscal Plan (as defined below), the projected return to Puerto Rico’s historical negative macroeconomic growth trend and the further deterioration of the birth rate are projected to lead to a population decline in Puerto Rico of up to 1% per year through 2053. Further, as provided therein, Puerto Rico could face a Medicaid fiscal cliff beginning in October 2027, without Congressional action, as the federal Medicaid funding cap applicable to Puerto Rico is expected to fall to approximately $500 per year and thereby force Puerto Rico to bear a significantly higher share of such expenses. Between fiscal years 2011 and 2023, Puerto Rico received an average of approximately $2 billion in federal Medicaid funding per year.

PROMESA, among other things, created a federal fiscal oversight board (the “Oversight Board”) with broad powers over the Commonwealth’s fiscal affairs and established two mechanisms for the restructuring of the obligations of the Commonwealth, its instrumentalities and municipalities, contained in Titles III and VI of PROMESA. The Commonwealth and several of its instrumentalities have completed debt restructurings under PROMESA.

The Oversight Board has designated the government of Puerto Rico and all of its public instrumentalities, municipalities, and government retirement systems as “covered territorial instrumentalities” under PROMESA. This means that all such entities must (i) obtain the prior approval of the Oversight Board to issue or modify their debts and (ii) obtain the Oversight Board’s approval for all contracts (or series of related contracts) with an aggregate expected value of at least $10 million and all financings (or amendments to existing financings) of any amount.

The Oversight Board has certified several fiscal plans for the Commonwealth since 2017. The most recent fiscal plan for the Commonwealth certified by the Oversight Board is dated June 5, 2024, as revised on June 6, 2025, and June 19, 2026 (the “Second Revised 2024 Fiscal Plan”). The Second Revised 2024 Fiscal Plan projects Puerto Rico GNP growth in fiscal year 2024 to be 1.0%, followed by declines of 0.8% and 0.1% in fiscal years 2025 and 2026, respectively. It also projects that, on average, Puerto Rico GNP will increase approximately 0.4% between fiscal year 2023 and fiscal year 2026.

In addition, Puerto Rico is susceptible to hurricanes, major storms and earthquakes that affect the local economy. Any such natural disasters may further adversely affect Puerto Rico’s critical infrastructure, which is generally weak. This makes the Fund vulnerable to downturns in Puerto Rico’s economy as a result of natural disasters, such as hurricanes Irma and Maria. Any subsequent hurricanes, major storms or similar natural disasters could further deteriorate Puerto Rico’s economy and infrastructure and negatively affect the Fund. Further, the outbreak of viruses, widespread illness, infectious diseases, contagions, and the occurrence of unforeseen epidemics could adversely affect the economy and population of Puerto Rico.

Opinions relating to the validity of Puerto Rico government obligations and to the exemption of interest thereon from Puerto Rico income tax are rendered by bond counsel to the issuer at the time of issuance. Neither the Fund nor the Investment Adviser will review the proceedings relating to the issuance of Puerto Rico government obligations or the basis for such opinions. Further, Puerto Rico laws may be enacted that adversely affect the tax-exempt status of interest on Puerto Rico government obligations or of the tax-exempt distributions received by the shareholders or that impose other constraints upon enforcement of such obligations. It is also possible that, as a result of legislation (such as PROMESA in the case of Puerto Rico government issuers), litigation or other conditions, the power or ability of issuers to meet their obligations for the repayment of principal of and payment of interest on their Puerto Rico securities may be materially and adversely affected.

Certain Puerto Rico fixed income securities held by the Fund may permit the issuer to call or redeem the obligations, in whole or in part, at the issuer’s option. If an issuer were to redeem Puerto Rico fixed income securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds of the redemption in Puerto Rico fixed income securities providing a level of income that is similar to the level of income of the obligations that were redeemed.

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The yield on a Puerto Rico fixed income security depends on a variety of factors, including general municipal and fixed income security market conditions, changes in interest rates, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in income tax rates. Generally, the longer the maturity of a Puerto Rico fixed income security, the higher the yield and the greater the volatility. The market value of Puerto Rico fixed income securities normally will vary inversely with changes in interest rates. Such changes in the values of Puerto Rico fixed income securities held by the Fund will not affect the interest income derived from them but may affect the net asset value per share of the Fund.

Market Risk — The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments. The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrests) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. The overall stock market may also be adversely affected by policy changes by the U.S. Government, Federal Reserve, or other government actors. Increasingly strained relations between countries, including between the United States and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The Fund’s net asset value per share may decline over short periods due to short-term market movements and over longer periods during extended market downturns.

1940 Act Risk — The Fund is subject to the 1940 Act, which imposes numerous restrictions and requirements, including, for example, affiliate transaction prohibitions, director independence requirements, investment adviser requirements, borrowing or leverage restrictions, proxy solicitation requirements, periodic reporting requirements, and internal control requirements, any or all of which may have a material effect on the Fund’s operations. The SEC continues to review the regulation of investment companies and may implement certain regulatory changes in the future. These and other legal or regulatory changes may negatively impact the Fund.

Interest-Rate Risk — In general, the value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise.

Credit Risk — Credit risk is the risk that an issuer may fail or become less able to make payments when due. Issuers of a fixed-income securities could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected. The Fund only invests in investment grade securities; however, the Fund will not be required to dispose of a debt that has its rating downgraded subsequent to the Fund’s purchase. If such a debt security is downgraded, the Fund’s Investment Adviser will evaluate the security and determine what action, including the sale of the security or its retention, is in the best interest of the Fund and its shareholders.

Further, the credit ratings issued by credit rating agencies may not reflect fully the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of securities. Also, credit rating agencies may fail to timely change a credit rating to reflect changes in economic or issuer conditions that affect a security’s market value. Although the Investment Adviser intends to consider ratings of nationally recognized statistical rating organizations, it will primarily rely on its own credit analyses, which may include a study of existing debt, capital structure, ability to service debt, the issuer’s sensitivity to economic conditions, the issuer’s operating history, and the current trend of earnings. The Investment Adviser expects to continually monitor the investments of the Fund and carefully evaluate whether to dispose or retain securities whose credit ratings have changed.

Municipal Securities Risk — The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders, due to among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party.

Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments.

In the case of insured municipal securities, insurance supports the commitment that interest payments on a municipal security will be made on time and the principal will be repaid when the security matures. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Manager generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

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Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that the Fund invests in private activity bonds, a part of its dividends could be treated as a tax-exempt dividend for Puerto Rico income tax purposes.

Generally, the Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is exempt from US federal and Puerto Rico income tax. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is exempt from federal income tax. If any municipal security held by the Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state status of municipal securities.

The Fund may not be able to sell a municipal security in a timely manner at a desired price, especially on short notice. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets.

Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price. There also may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value.

Redemption Risk — The Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if the Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance. Additionally, the redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

Leverage Risk — The Fund is authorized to borrow funds from third parties as may be necessary, convenient or appropriate in the opinion of Oriental Trust, subject to the Fund’s investment policies and restrictions and the requirements of applicable law. Such borrowing authority may be used by the Fund in order to increase the amounts available for investment. The Fund’s leverage activities present special risks for shareholders, including the possibility of higher volatility in the net asset value per share of the Fund and a lower rate of return to shareholders. In addition, debt-service requirements may adversely affect the cash flow for the Fund and increase the exposure of the Fund to adverse economic factors such as rising interest rates and downturns in the economy.

Certain of the Fund’s borrowings may be subject to certain covenants set forth in the governing credit agreements relating to asset coverage requirements and portfolio composition. The Fund does not expect that observance of such covenants would materially adversely affect the ability of the Fund to achieve its investment objectives. However, a breach of any such covenant not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over a stated interest rate.

Utilization of leverage also involves certain risks for the shareholders. For example, the use of leverage may result in higher volatility of the net asset value per share of the Fund, and if the current interest or dividend rate paid as a result of leveraging were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the shareholders than if the Fund were not leveraged. Similarly, since both the costs associated with the use of leverage and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from any leveraging transaction) will be borne entirely by the shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value per share to the shareholders than if the Fund were not leveraged. The Fund does not currently use leverage but retains the right to do so in the future.

Convertible Securities Risk — In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price.

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The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless, and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small-, mid-, or large-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities.

Convertible securities generally have less potential for gain or loss than common stocks.

The Fund will invest in convertible securities only to the extent that such securities are rated as investment grade by an independent credit rating agency (or deemed to be equivalent quality by the Investment Adviser) at the time of purchase.

When-Issued and Delayed-Delivery Securities Risk — When-issued and delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

Cash and Cash Equivalents Risk — For various portfolio management purposes (including during normal market conditions), the Fund may maintain assets in cash or allocate assets to cash equivalents. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.

Tax Risks — The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), and the Puerto Rico Municipal Code, as amended (the “Municipal Code”). A risk exists that the Fund may not qualify for exemption from Puerto Rico taxation.

To be exempt from Puerto Rico income tax, the Fund must meet certain requirements, including being registered under Puerto Rico Act No. 93-2013, as amended, known as the “Puerto Rico Investment Companies Act of 2013” (“Act 93-2013”). Due to the repeal of Section 6(a)(1) of the 1940 Act, the Fund is required to be registered with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act and is barred from registering under Act 93-2013. In PR Treasury Determination 19-04 (as defined below under the subheading “Puerto Rico Legal Requirements Applicable to IRA Investments”), the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as if it were a registered investment company under Act 93-2013 and thus be entitled to the tax benefits available under the PR Code to registered investment companies. Puerto Rico investment companies registered under the 1940 Act, such as the Fund, can rely on the holding of PR Treasury Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the Puerto Rico Treasury Department or the PR Code is amended to provide otherwise: (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax rate of up to 20% on its long term capital gains, and (ii) the Fund’s individual investors could be subject to a Puerto Rico income tax on the exempt dividends of a tax rate of 15% or up to 31.35% if the preferential dividend tax was not withheld at the source.

Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. Therefore, Puerto Rico investment companies registered under the 1940 Act should be able to rely on the holding of PR Treasury Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the Municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

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As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the United States Internal Revenue Code of 1986, as amended (the “US Code”). The Fund does not intend to be engaged in a trade or business in the U.S.; therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a 30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding tax rate. The Fund is not subject to U.S. federal income tax on gains derived from the sale or exchange of securities (except for U.S. real property interests, as defined in Section 897 of the US Code), and on U.S. source interest that qualifies as “portfolio interest.” However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax rate of up to 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after tax income. See “Tax Information” in the SAI and consult your tax adviser.

Management Risk — The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Oriental Trust’s skill and judgments around allocating assets to investment companies, ETFs and individual securities. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Oriental Trust’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to Oriental Trust in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.

Cybersecurity Risk — The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Floating-Rate Notes Risk — Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce the Fund’s income. Floating-rate securities will not generally increase in value if interest rates decline. Generally, floating-rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating-rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating-rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating-rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans.

Reverse Repurchase Agreements and Purchase and Sale Contracts Risk — In a reverse repurchase agreement, the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. A reverse repurchase agreement involves the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

No FDIC Insurance Risk — An investment in the Fund is not a deposit of Oriental Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, a copy of which can be obtained free of charge on the Fund’s website at www.orientalbank.com/en/for-you/ira-accounts/dgi-balanced-fund/.

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MANAGEMENT OF THE FUND

Investment Adviser

Oriental Trust, a registered investment adviser and separately identifiable division of Oriental Bank, located at Oriental Center, 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918, acts as investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) with the Fund. Oriental Trust is the trust department of Oriental Bank and is registered as an investment adviser with the SEC and was formed on June 30, 1994, in Puerto Rico. As of June 30, 2026, Oriental Trust had assets under management of approximately $335.3 million.

A discussion regarding the Board’s approval of the Advisory Agreement with respect to the Fund will be available on the Fund’s website and on the Fund’s Form N-CSR filed with the SEC for the period ended June 30, 2026. This report may be accessed through the following website: https://dgiinvest.com/bf.

As the Fund’s adviser, Oriental Trust has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies. The following portfolio manager is primarily responsible for the day-to-day management of the Fund:

Gustavo Romañach Suárez — Mr. Romañach has managed investment funds since 2002, beginning his career at UBS Financial Services in Puerto Rico with experience in fixed income, structured finance, and multi-asset portfolio management. He received a Bachelor of Business Administration degree from Interamerican University of Puerto Rico in 1998 and holds FINRA Series 7 and 66 licenses. He joined the Investment Adviser in December of 2024 and is the Portfolio Manager for the DGI U.S. Government Money Market Fund, a sister fund to the DGI Balanced Fund.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and his ownership of securities in the Fund.

Under the Advisory Agreement, Oriental Trust is entitled to receive an annual management fee calculated daily and payable monthly equal to 0.93%, computed daily based on the average net assets of the Fund and paid on the last day of each month.

Fund Expenses

In addition to the management fees discussed above, the Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses, and other customary Fund expenses. (Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies.)

Distribution and Service Fees

The Fund has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A shares and Class C shares of the Fund to compensate Northern Lights Distributors, LLC (the “Distributor”) through distribution and/or service fees (“Rule 12b-1 fees”) for expenses associated with distributing and selling shares and maintaining shareholder accounts. These Rule 12b-1 fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Class P shares, Class T shares, Class NT shares, and Class I shares pay no Rule 12b-1 fees.

These Rule 12b-1 fees are in addition to any applicable sales charges and are paid from the Fund’s assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, Rule 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution and Shareholder Servicing Plan, Class A shares and Class C shares pay the Distributor an annual fee of up to 0.25% (Class A Shares) or 1.00% (Class C Shares) of the Fund’s average daily net assets attributable to such classes.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares and Fair Value Pricing

The value of each class of the shares of the Fund for purposes of the Sales Price and for purposes of redemption (the “Redemption Price”) will be determined by the Fund’s investment adviser. The determination of the Sales Price and the Redemption Price is made as of the close of trading (presently 4:00 p.m., New York time) on the NYSE on each Business Day (as defined below) and is accomplished by dividing the net assets (the excess of assets over liabilities) of the Fund by the number of outstanding shares.

The Fund’s assets will be valued by the Fund’s investment adviser based upon market quotations when such quotations are available. A security listed or traded on any exchange in the United States will be valued at its last sales price on the principal exchange on which it is traded prior to the time the assets of the Fund are valued. If no sale is reported at that time or the security is traded in the over-the-counter (“OTC”) market, the most recent bid will be used for purposes of the valuation. Assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Fund’s investment adviser, pursuant to procedures approved by the Board. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. These prices may change depending on market conditions.

More information about the valuation of the Fund’s holdings can be found in the SAI.

Purchase and Redemption of Fund Shares

The shares have been registered with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Trust offers six classes of shares for the Fund: Class P shares, Class T shares, Class NT shares, Class A Shares, Class C shares and Class I shares. Class P shares may only be purchased by investors through direct investments in their IRA Accounts. Class T shares are available to existing investors through the reinvestment of certain taxable dividends. Class NT shares are available to existing investors through the reinvestment of certain non-taxable dividends. Class A and C shares may be purchased by the public and Class A shares may also be purchased through an IRA Account. Class I shares are available to institutional clients and to advisory or fee-based accounts. Each class of shares will represent interests in the same portfolio of investments of the Fund and are identical in all respect to each other class of the Fund, except as set forth in the Fund’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Class P shares, Class T shares, Class NT shares and Class I shares of the Fund are to be sold at net asset value without a sales charge.

Class A shares are sold at net asset value plus an initial sales charge rounded to the nearest whole cent. Due to rounding, the actual sales charge may be more or less than the percentage shown. The maximum sales charge is 3.50% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:

Amount Invested	Sales Charge
Less than $50,000	3.50%
$50,000 to $99,999	3.00%
$100,000 to $249,000	2.50%
$250,000 to $499,999	2.00%
$500,000 to $999,999	1.00%
$1,000,000 and over	None

Class A shares of the Fund are also subject to the payment of an annual Rule 12b-1 shareholder services fee of 0.25% of average daily net assets.

You may purchase the Fund’s Class A shares at their net asset value without a sales charge provided that the total amount invested in Class A shares totals at least $1,000,000. Shares purchased at their net asset value in an account with a value of $1,000,000 without a sales charge may incur a contingent deferred sales charge of 1.00% if sold within one year after purchase, excluding shares purchased from the reinvestment of dividends or distributions.

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Class C shares are sold at net asset value without an initial sales charge. This means that 100% of your investment is placed into shares of the Fund. However, Class C shares of the Fund are subject to the payment of an annual Rule 12b-1 shareholder services fee of 1.00% of average daily net assets.

Class C shares (excluding shares purchased by reinvestment of dividends or distributions) that are redeemed within one year of purchase are subject to a contingent deferred sales charge of up to 1.00% of either the purchase price or the net asset value of the shares redeemed, whichever is less.

At present, the Fund does not permit conversions or exchanges from one class to another class, although the Fund reserves the right to consider such flexibility in the future. Income, including both realized and unrealized capital gains and losses, and expenses of the Fund shall be allocated to the Fund as a whole. Further, each class of shares of the Fund shall vote separately with respect to any matter that separately affects that class or as required by applicable law. The shares of each class of the Fund have one vote per share and a pro-rata fractional vote for a fraction of a share.

The public offering price of the shares during the continuous offering is the Sales Price (as defined below), which is determined by the Fund’s administrator on each Business Day. The number of shares credited to the shareholder will be equal to the cash amount received by the Trust, after subtracting any initial sales load, divided by the net asset value per share of the Fund that is applicable on the day the funds are received (the “Sales Price”). If such day is not a Business Day, the Sales Price will be determined on the next Business Day.

A “Business Day” means a day on which commercial banks in the United States are authorized by law to conduct business with the public and the NYSE is open for trading.

Purchases of the Fund’s shares may be made through Puerto Rican IRAs sponsored by Oriental Trust. The shares purchased through an IRA sponsored by Oriental Trust are not transferable and may not be disposed of by a shareholder, but through redemption by the Fund. With the exception of IRA redemptions, all redemption orders, including telephone redemptions, must be made through the transfer agent or the financial institution through which you hold your shares, which may establish certain procedures for telephone or other redemption requests. All IRA redemptions must be made through the IRA custodian. Redemption orders that are not in good order, may be rejected by the Fund at any time prior to their acceptance on the redemption date. The Fund may suspend redemption privileges for more than seven calendar days only during periods when the NYSE or commercial banks in the United States are closed or trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets, or as otherwise permitted by law. Shares will typically be redeemed as of a Business Day following the Fund’s receipt of a redemption request by or on behalf of the shareholder. Shares will be redeemed at the Redemption Price, which is calculated in the same manner described above for the Sales Price. The Fund reserves the right to reject purchase orders or to stop offering Fund shares without notice.

The shares for each class of the Fund are sold to prospective shareholders at the public offering price, and Class P shares have a minimum initial investment of $250, Class A shares have a minimum initial investment of $250 and a minimum for additional investments of $25, Class C shares have a minimum initial investment of $250 and a minimum for additional investments of $25, and Class I shares have a minimum initial investment of $1,000,000, except for advisory or fee-based accounts, where the minimum initial investment is $0 and the minimum for additional investments is $25.

IRAs sponsored by Oriental Trust are subject to separate fees related to the IRAs themselves, including IRA trustee fees, administrative fees, early withdrawal fees, and roll-over fees. Please contact the Fund at 787-474-1993 for additional information on these fees.

USA PATRIOT Act — The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, the Investment Adviser, and the Fund’s custodians to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.

When setting up an account, you will be required to supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit any security purchases. In addition, Oriental Trust or your financial institution may close an account if it is unable to verify a shareholder’s identity. As required by law, Oriental Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.

If Oriental Trust or the Fund does not have a reasonable belief of the identity of an account holder’s identity, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Fund and Oriental Trust also reserve the right to close the account within five business days if clarifying information/documentation is not received. An account may only be opened by a person with a valid social security number or tax identification number and permanent street address. Any exceptions are reviewed on a case-by-case basis.

23

Payment of Redemption Proceeds

Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. The Fund may suspend redemption privileges for more than seven calendar days only during periods when the NYSE or commercial banks in the United States are closed or trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets, or as otherwise permitted by law. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

Redemption proceeds will remain within your IRA or other account unless you instruct otherwise. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Other Redemption Information

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of the Fund’s written request, you have not sufficiently increased your account balance, your shares will be automatically redeemed at their current net asset value. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s net asset value per share.

Unclaimed Property

Your mutual fund account, which is held with your financial intermediary, may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Please contact your financial intermediary for more information.

Tools to Combat Frequent Transactions

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Because of the potential harm to the Fund and its long-term shareholders, the Board has approved a policy that is intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under this policy, the Fund may limit additional purchases of Fund shares by shareholders whom the Investment Adviser reasonably believes to be engaged in these excessive trading activities. The intent of the policy is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Investment Adviser reasonably believes to be actual market timing activity, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Investment Adviser reasonably believes could be either excessive or for illegitimate purposes, the Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity. Although these measures are designed to deter frequent trading, none of them alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. The policy applies to any account where a financial intermediary holds Fund shares for a number of its customers in one account. The Fund and its transfer agent will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts (as applicable) that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account-level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers.

24

Dividends and Distributions

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually.

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Distributions will be reinvested in shares of the Fund, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.

Dividends consisting of Ordinary Dividends to individual shareholders will be distributed net of the 15% tax imposed by the PR Code, which will be automatically withheld at source by the Fund. All dividend distributions by the Fund to a tax-advantaged account, such as a Puerto Rico tax-qualified retirement plan or IRA account, will be made on a gross basis, without any tax withholding, and will be reinvested automatically in shares of the Fund. Such distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Tax Consequences

Pursuant to PR Treasury Determination 19-04 described above, the Fund will be taxed as a registered investment company (RIC) under Section 1112.01 of the PR Code. As a registered investment company, the Fund will not be subject to Puerto Rico income tax if it distributes its income as required by the PR Code and satisfies certain other requirements that are described in the SAI.

The Fund generally intends to operate in a manner so that it will not be liable for Puerto Rico income taxes, but the Fund cannot guarantee that it will not be liable for Puerto Rico income taxes.

The Fund intends to operate in a manner that will be treated as a foreign corporation not engaged in trade or business in the U.S and does not intend to derive income treated as effectively connected with a trade or business in the United States. Therefore, the Fund should only be subject to a U.S. federal income tax of 10% on U.S. source dividends, if certain conditions are met, and 30% on certain other items of income derived from sources within the U.S. that are considered fixed or determinable annual or periodic income (except for U.S. source interest income on registered obligations that meet certain requirements).

For further information about the tax effects of investing in the Fund, please see “Tax Information” in the SAI and consult your tax adviser.

25

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance since the Fund’s commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2026, 2025, 2024 and 2023 were audited by Cohen & Company, Ltd., the Fund’s current independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request by calling the Fund at 787-474-1993 or online at https://dgiinvest.com/bf. Years prior to June 30, 2023, were audited by the Fund’s prior independent registered public accounting firm.

DGI Balanced Fund Class P Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022
Net asset value, beginning of year	$12.16	$11.33	$10.34	$10.33	$11.58
Activity from investment operations:
Net investment income(1,2)	0.15	0.13	0.14	0.16	0.08
Net realized and unrealized gain/(loss) on investments	1.56	0.86	1.02	(0.03)	(1.28)
Total from investment operations	1.71	0.99	1.16	0.13	(1.20)
Distribution to Shareholders from Ordinary Income	(0.15)	(0.16)	(0.17)	(0.12)	(0.05)
Total distributions	(0.15)	(0.16)	(0.17)	(0.12)	(0.05)
Net asset value, end of year	$13.72	$12.16	$11.33	$10.34	$10.33
Total return(3)	14.14%	8.76%	11.48%	1.32%	(10.45)%
Net assets, end of year (000’s)	$193,753	$181,330	$183,886	$182,443	$201,136
Ratio of expenses to average net assets(4)	1.22%	1.35%	1.30%	1.31%[5]	1.40%
Ratio of net investment income to average net assets(2,4)	1.15%	1.15%	1.29%	1.58%	0.68%
Portfolio Turnover Rate	6%	2%	4%	2%	3%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(5)	Excludes the reversal of tax expenses accrued during the fiscal year ended June 30, 2022. Had this reversal been included, the ratio of expenses to average net assets would have been 1.16% for the fiscal year ended June 30, 2023.

26

DGI Balanced Fund Class T Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022
Net asset value, beginning of year	$12.16	$11.33	$10.34	$10.33	$11.58
Activity from investment operations:
Net investment income(1,2)	0.15	0.13	0.14	0.16	0.08
Net realized and unrealized gain/(loss) on investments	1.56	0.86	1.02	(0.03)	(1.28)
Total from investment operations	1.71	0.99	1.16	0.13	(1.20)
Distribution to Shareholders from Ordinary Income	(0.15)	(0.16)	(0.17)	(0.12)	(0.05)
Total distributions	(0.15)	(0.16)	(0.17)	(0.12)	(0.05)
Net asset value, end of year	$13.72	$12.16	$11.33	$10.34	$10.33
Total Return(3)	14.14%	8.76%	11.48%	1.32%	(10.45)%
Net assets, end of year (000’s)	$101,167	$96,905	$98,515	$97,828	$108,581
Ratio of expenses to average net assets(4)	1.22%	1.35%	1.30%	1.31%[5]	1.40%
Ratio of net investment income to average net assets(2,4)	1.15%	1.15%	1.29%	1.58%	0.68%
Portfolio Turnover Rate	6%	2%	4%	2%	3%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(5)	Excludes the reversal of tax expenses accrued during the fiscal year ended June 30, 2022. Had this reversal been included, the ratio of expenses to average net assets would have been 1.16% for the fiscal year ended June 30, 2023.

27

DGI Balanced Fund Class NT Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022
Net asset value, beginning of year	$12.16	$11.33	$10.34	$10.33	$11.58
Activity from investment operations:
Net investment income(1,2)	0.15	0.13	0.14	0.16	0.08
Net realized and unrealized gain/(loss) on investments	1.56	0.86	1.02	(0.03)	(1.28)
Total from investment operations	1.71	0.99	1.16	0.13	(1.20)
Distribution to Shareholders from Ordinary Income	(0.15)	(0.16)	(0.17)	(0.12)	(0.05)
Total distributions	(0.15)	(0.16)	(0.17)	(0.12)	(0.05)
Net asset value, end of year	$13.72	$12.16	$11.33	$10.34	$10.33
Total Return(3)	14.14%	8.76%	11.48%	1.32%	(10.45)%
Net assets, end of year (000’s)	$17,514	$17,480	$17,921	$18,840	$21,189
Ratio of expenses to average net assets[4]	1.22%	1.35%	1.30%	1.31%[5]	1.40%
Ratio of net investment income to average net assets(2,4)	1.15%	1.15%	1.29%	1.58%	0.68%
Portfolio Turnover Rate	6%	2%	4%	2%	3%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(5)	Excludes the reversal of tax expenses accrued during the fiscal year ended June 30, 2022. Had this reversal been included, the ratio of expenses to average net assets would have been 1.16% for the fiscal year ended June 30, 2023.

28

DGI Balanced Fund Class A Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period	Year Ended June 30, 2026	Year Ended June 30, 2025	Period* Ended June 30, 2024
Net asset value, beginning of year/period	$12.12	$11.31	$10.46
Activity from investment operations:
Net investment income(1,2)	0.12	0.12	0.09
Net realized and unrealized gain on investments	1.54	0.84	0.76
Total from investment operations	1.66	0.96	0.85
Distribution to Shareholders from Ordinary Income	(0.13)	(0.15)	-
Total distributions	(0.13)	(0.15)	-
Net asset value, end of year/period	$13.65	$12.12	$11.31
Total Return(3)	13.79%	8.55%	8.13%
Net assets, end of year/period (000’s)	$5,981	$3,018	$1,243
Ratio of expenses to average net assets(4)	1.47%	1.60%	1.55%[5]
Ratio of net investment income to average net assets(2,4)	0.90%	0.90%	1.04%[5]
Portfolio Turnover Rate	6%	2%	4%[6]

*	The DGI Balanced Fund Class A shares commenced operations on December 6, 2023.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(5)	Annualized.
(6)	Not annualized.

29

DGI Balanced Fund Class C Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period	Year Ended June 30, 2026	Year Ended June 30, 2025	Period* Ended June 30, 2024
Net asset value, beginning of year/period	$12.04	$11.27	$10.46
Activity from investment operations:
Net investment income(1,2)	0.09	0.02	0.03
Net realized and unrealized gain on investments	1.46	0.84	0.78
Total from investment operations	1.55	0.86	0.81
Distribution to Shareholders from Ordinary Income	(0.03)	(0.09)	-
Total distributions	(0.03)	(0.09)	-
Net asset value, end of year/period	$13.56	$12.04	$11.27
Total Return(3)	12.93%	7.69%	7.74%
Net assets, end of year/period (000’s)	$340	$1,151 [4]	$1,077 [4]
Ratio of expenses to average net assets[5]	2.22%	2.35%	2.30%[6]
Ratio of net investment income to average net assets[2,5]	0.15%	0.15%	0.29%[6]
Portfolio Turnover Rate	6%	2%	4%[7]

*	The DGI Balanced Fund Class C shares commenced operations on December 6, 2023.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Actual net asset amount
(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(6)	Annualized.
(7)	Not annualized.

30

DGI Balanced Fund Class I Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period	Year Ended June 30, 2026	Year Ended June 30, 2025	Period* Ended June 30, 2024
Net asset value, beginning of year/period	$12.16	$11.33	$10.46
Activity from investment operations:
Net investment income(1,2)	0.10	0.45	0.10
Net realized and unrealized gain on investments	1.61	0.54	0.77
Total from investment operations	1.71	0.99	0.87
Distribution to Shareholders from Ordinary Income	(0.15)	(0.16)	-
Total distributions	(0.15)	(0.16)	-
Net asset value, end of year/period	$13.72	$12.16	$11.33
Total Return(3)	14.14%	8.76%	8.32%
Net assets, end of year/period (000’s)	$292	$1,130	$1,084 [4]
Ratio of expenses to average net assets[5]	1.22%	1.35%	1.30%[6]
Ratio of net investment income to average net assets[2,5]	1.15%	1.15%	1.29%[6]
Portfolio Turnover Rate	6%	2%	4%[7]

*	The DGI Balanced Fund Class I shares commenced operations on December 6, 2023.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Actual net asset amount
(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(6)	Annualized.
(7)	Not annualized.

31

You can find more information about the Fund in the following documents:

Statement of Additional Information (“SAI”)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this prospectus by reference. It is legally considered a part of this prospectus.

Annual/Semiannual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. The Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal period.

Householding of Reports and Prospectuses

If more than one member of your household is a shareholder of the Fund, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the Fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways: a reduction in mail you receive and a reduction in Fund expenses due to lower printing and mailing costs.

However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please contact your financial advisor or the transfer agent if you do not want this policy to apply to you.

You can obtain free copies of these documents, request other information, and discuss your questions about the Fund by contacting the Fund at:

Oriental Trust

Oriental Center

254 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

787-474-1993

https://dgiinvest.com/bf

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the SEC, 100 F Street N.E. Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Fund are also available:

•	Free of charge from the Fund’s website at https://dgiinvest.com/bf

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at www.sec.gov

●	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520

●	For a fee, by e-mail request to publicinfo@sec.gov

(The Trust’s SEC Investment Company Act file number is 811-23637.)

32

Statement of Additional Information

October 28, 2026

DGI Investment Trust

DGI Balanced Fund

Class P – DGIBX

Class T – DGITX

Class NT – DGINX

Class A – DGIAX

Class C – DGICX

Class I – DGIIX

DGI Investment Trust

Oriental Center 254 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

787-474-1993

www.orientalbank.com

This Statement of Additional Information (SAI) is not a prospectus and it should be read in conjunction with the Prospectus for DGI Investment Trust, dated October 28, 2026, advised by Oriental Trust (the “Investment Adviser”), a separately identifiable division of Oriental Bank. Copies of the Fund’s Prospectus are available at www.dgiinvest.com/bf or by calling the above number.

The Fund’s audited financial statements and related report of the independent registered public accounting firm may be obtained upon request and without charge by calling the Fund at 787-474-1993 or by visiting www.dgiinvest.com/bf.

The Trust	1
Investment Strategies, Policies, and Risks	1
Investment Restrictions	24
Portfolio Turnover	26
Portfolio Holdings Information	26
Trustees and Executive Officers	27
Code of Ethics	33
Proxy Voting Policies	33
Control Persons and Principal Shareholders	34
The Fund’s Investment Team	34
Service Providers	36
Execution of Portfolio Transactions and Brokerage	37
Capital Stock	38
Determination of Net Asset Value	39
Anti-Money Laundering Program	40
Purchases and Redemptions of Fund Shares	40
Distributions and Tax Information	41
Distribution Plan	48
Distributor	49
Financial Statements	49
Appendix A	A-1
Appendix B	B-1

i

The Trust

DGI Investment Trust (the “Trust”) is a collective investment trust formed and organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) pursuant to a certain Deed of Constitution of Trust, dated January 28, 2021, as amended and restated from time to time (the “Deed of Trust”).

The Trust is an investment vehicle designed to replace the investment activities of the Puerto Rico Diversified Tax Managed Total Return IRA Trust as well as add new series from time to time and, therefore, has not been engaged in any business prior to 2021. The Trust is intended to provide an investment option that is compliant with the Investment Company Act of 1940 (the “1940 Act”) in light of the U.S. Economic Growth, Regulatory Relief, and Consumer Protection Act, which was approved on May 24, 2018, and which amended the 1940 Act to repeal Section 6(a)(1) of the 1940 Act and, therefore, terminated the registration exemption for investment companies located in Puerto Rico and other U.S. territories.

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the 1940 Act. The Deed of Trust permits the Trust’s board of trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series, each being a separately managed pool of assets (i.e., a portfolio). Currently, the Trust consists of two series, the DGI Balanced Fund (the “Fund”), which offers Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares, and Class I shares; and the DGI U.S. Government Money Market Fund, which offers Class A Withholding shares, Class A Non-Withholding shares, Class I Withholding shares and Class I Non-Withholding shares. The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Fund is classified and operates as a diversified fund under the 1940 Act. Under the 1940 Act, a diversified fund is a fund that meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. The Fund may not change its diversification classification to become non-diversified without the approval of the holders of a majority of the Fund’s outstanding voting securities.

As used in this SAI, “a majority of the Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The Fund’s prospectus and this SAI are a part of the Trust’s registration statement filed with the SEC. Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

Investment Strategies, Policies, and Risks

The Fund might not invest in all of the types of instruments or use all of the strategies or techniques discussed below at any one time. Generally, the policies and restrictions discussed in this SAI and in the Fund’s prospectus apply when the Fund makes an investment. In most cases, if a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments in proportion to the size of the Fund will not be considered a violation of the restriction or limitation and the Fund will not be required to sell the investment, with the exception of the Fund’s limitations on borrowing and illiquid investments as described herein or unless otherwise noted herein.

Equity Securities

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends, and general economic conditions. Equity securities rank lower than bonds and other debt instruments in a company’s capital structure in terms of priority for corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may depend on a small management group. In addition, because these stocks may not be well-known to the investing public, may not have significant institutional ownership, and are typically followed by fewer third-party analysts, there will normally be less publicly available information on these securities compared with the securities of larger companies. Adverse publicity and investor perceptions can also decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the Fund’s volatility.

Common Stock—Common stocks represent a proportionate ownership share of a company, and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to risks related to their ranking in the capital structure. If a company in which the Fund invests is liquidated, the holders of preferred stock and creditors will be paid in full before any payments are made to holders of common stock. It is possible that all assets of a liquidated company will be exhausted before any payments are made to the Fund.

Preferred Stock—Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks for dividend payments and liquidation of assets. A preferred stock has characteristics of both a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Equity-Linked Investments—Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when the Fund wishes to sell them.

Convertible Securities and Warrants

Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large value as a fixed-income security. In addition to the general risks associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants and similar rights are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments.

Other Corporate Debt Securities

The Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Cash Position

When Oriental Trust believes that market conditions are unfavorable, the Fund’s holdings in cash or similar investments may increase. Cash or similar investments generally are a residual — they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the Investment Adviser may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity. The cash positions of the Fund may vary significantly. If the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes—The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain an original issue discount, which could require the Fund to recognize the related interest income during the term of the securities and, therefore, be subject to the distribution requirements applicable to registered investment companies under Section 1112.01 of the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), with respect to such income. Because such interest income recognized by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Risks of Lower-Rated Debt Securities

Sensitivity to Interest-Rate and Economic Changes—The economy and interest rates affect lower-rated debt securities differently from other securities. For example, the prices of lower-rated bonds have often been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and the Fund’s asset values.

Payment Expectations—Lower-rated bonds present certain risks based on payment expectations. For example, lower-rated bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest-rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated bond’s value will decrease in a rising interest-rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation—To the extent that there is no established retail secondary market, there may be thin trading of lower-rated bonds, and this may impact the Investment Adviser’s ability to value lower-rated bonds and the Fund’s assets and hinder the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings—Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Investment Adviser must monitor the issuers of lower-rated bonds in the Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Distressed Companies, Loan Participations and Unfunded Commitments

From time to time, the Fund may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company before its restructuring or refinancing. Indebtedness purchased by the Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Investment Adviser considers in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it. The Fund may purchase loans from national and state-chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation (“FDIC”) or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below.

When the Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when the Fund purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Fund may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and re-borrow specified amounts on demand. These types of investments may include standby financing commitments, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.

Illiquid Investments

Pursuant to Rule 22e-4 of the 1940 Act (“Rule 22e-4”), the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is defined in Rule 22e-4 as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Oriental Trust will monitor the amount of illiquid investments in the Fund, consistent with Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program.

Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase agreements having a maturity of longer than seven calendar days and certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Limitations on resale may have an adverse effect on the marketability of such securities, and the Fund might be unable to sell such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven calendar days.

Because of their illiquid nature, illiquid investments may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Low levels of liquidity in particular investments may force the Fund to sell a security at a price that is lower than the Fund anticipated and may cause the Fund to lose money.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Investment Adviser, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid investments pursuant to Rule 22e-4 notwithstanding their legal or contractual restrictions on resale.

There is a limited number of shareholders in the market for certain Puerto Rico securities. In addition, certain Puerto Rico securities may have periods of illiquidity. To the extent the Fund invests in illiquid investments, the Fund may not be able to readily liquidate such investments, particularly at a time when it is advisable to do so to minimize losses to the Fund, and would have to sell other investments, if necessary, to raise cash to meet its obligations. These factors may affect the Fund’s ability to acquire or dispose of Puerto Rico securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Fund in Puerto Rico securities is subject to their availability in the open market.

Exchange-Traded Funds and Other Registered Investment Companies

The Fund may invest in exchange-traded funds (“ETFs”), certain of which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and an index-based ETF represents a fixed portfolio of securities designed to track a particular market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market, or could purchase an ETF to temporarily gain exposure to a certain market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. Additionally, the Fund and certain underlying investment companies in which they may invest (including, but not limited to, ETFs) have obtained exemptive orders from the SEC that each permit the Fund to acquire securities of other investment companies in excess of the percentage limitations of the 1940 Act.

The Fund may invest in other investment companies, including those managed by Oriental Trust, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Effective January 2022, the SEC adopted regulatory changes related to the ability of an investment company to invest, or remain invested in, other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. These regulatory changes may impose additional compliance related costs on the Fund or may otherwise adversely impact the Fund’s operations. That is, to the extent that the Fund invests in other investment companies, these regulatory changes could impose new limits on the Fund’s investment strategies and operations. The Fund may invest in non-U.S. investment companies to the extent permitted by law.

Money Market Mutual Funds

The Fund may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

The Fund could lose money invested in a money market fund. An investment in a money market fund is not a bank account and is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor is not required to reimburse the money market fund for losses, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time, including during periods of market stress.

Short-Term Investments

The Fund may invest in any of the following short-term securities and instruments:

Bank Obligations—Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits—The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Obligations of Savings Institutions—Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit—Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the FDIC, limited to $250,000 principal amount per certificate and to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes—The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations—Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Municipal Securities

The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality but generally are guaranteed by the corporate entity on whose behalf they are issued. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities, and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, including with respect to certain high yield municipal securities or municipal securities that represent relatively recent innovations in such markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value.

Tender Option Bonds

The Fund may invest in tender option bond (TOB) programs, a type of synthetic municipal bond instrument that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. These types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as an Underlying Fund. The trustee or custodian receives the long-term fixed-rate interest payments on the Underlying Bonds, and pays certificate holders fixed rates or short-term floating or variable interest rates which are reset periodically. A TOB provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “fixed-rate trust certificate” evidences an interest in a trust entitling a certificate holder to fixed future interest and/or principal payments on the Underlying Bonds. A “variable-rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable-rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature (the right to tender its certificate at par value plus accrued interest under certain conditions).

All TOBs purchased by the Fund must meet the minimum quality standards for the Fund as disclosed in the purchasing Fund’s prospectus. In selecting TOB instruments for the Fund, Oriental Trust will consider the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature).

Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because TOB instruments involve a trust or custodial account and a third-party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to an Underlying Fund on certain TOB instruments would be deemed to be taxable. The Underlying Funds rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

U.S. Government Obligations

The Fund may invest in U.S. government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), and the Student Loan Marketing Association (SLMA).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Department of Treasury (the “U.S. Treasury”); others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Securities that do not carry the backing of the full faith and credit of the U.S. government are subject to greater credit risk than securities that are supported by the full faith and credit of the U.S. government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

Floating-Rate and Variable-Rate Demand Notes

The Fund may purchase taxable or tax-exempt floating-rate and variable-rate demand notes for short-term cash management or other investment purposes. Floating-rate and variable-rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating-rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate.

Inverse Floaters

An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable-rate security and inverse floaters. The interest rate for the variable-rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest-rate sensitivity. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating-rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Zero-Coupon and Payment-in-Kind Bonds

The Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments to satisfy its distribution requirements under the PR Code.

Foreign Securities

The Fund may invest in securities issued by foreign governments and corporations, including emerging- and frontier-market securities, that are U.S. dollar denominated obligations. The Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally referred to as “foreign securities”). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by the Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less reliable and publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and/or financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks.

The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Additionally, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (such as tariffs) and other government restrictions by the United States, other nations or other governmental entities with respect to certain countries or issuers in various sectors of certain foreign countries may limit the Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the affected investments.

Foreign Securities Traded in the United States—The Fund may own foreign equity or debt securities that are traded in the United States and denominated in United States dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States. Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Foreign Securities Traded in Foreign Markets—The Fund may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign sub-custodians and securities depositories. The Fund may also engage in foreign currency futures contracts, foreign currency forward contracts, and foreign currency exchange contracts. See “Foreign Currency” below for a description of such investments. The Fund may also invest some or all of its excess cash in deposit accounts with foreign banks.

Securities of Emerging-Market Issuers—The Fund may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed (emerging markets). Emerging markets are nations with below investment grade credit ratings and social or business activity in the process of rapid growth and industrialization. There are special risks associated with investing in emerging markets in addition to those described above. These special risks include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of certain emerging market issuers meet PCAOB standards. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

Securities of Frontier-Market Issuers—The Fund may invest in the securities of issuers in frontier markets. There are special risks associated with investing in frontier markets in addition to those described above. Frontier-market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. Frontier countries tend to have relatively low gross national product per capita compared to the larger traditionally recognized emerging markets. The frontier emerging-market countries include the least developed countries even by emerging- markets standards. The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier countries.

European Market Risk—The Fund may invest in issuers in European markets. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, the risk of investing in Europe may be heightened due to the United Kingdom’s departure from the EU on January 31, 2020. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued

economic volatility worldwide, thus heightening the risk of investing in Europe. The United Kingdom and the EU have reached an agreement that governs the relationship between the United Kingdom and the EU following the United Kingdom’s departure from the EU in areas such as trade in goods and in certain services. There remains considerable uncertainty about the consequences and economic effects of the UK’s departure. While it is not possible to determine the precise impact these events may have on the Fund, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments. In addition, Brexit could create actual or perceived additional economic stresses for the United Kingdom, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment. Moreover, the United Kingdom had been one of the EU’s largest economies; its departure also may negatively impact the EU and Europe by triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region). If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Risks of Investing in Asian Issuers—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over- extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Investments in certain Asian issuers are also subject to the risk of frequent trading suspensions and government interventions (including by nationalizing assets); potential limits on using brokers and on foreign ownership; different financial reporting standards; custody and other risks associated with programs used to access certain investments; higher dependence on exports and international trade; political and social instability; wars, either internal or with other countries; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to a higher degree of risk. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers, although U.S. officials believe a Chinese invasion of Taiwan before 2028 is increasingly unlikely. To the extent the Fund invests in securities of companies located in or operating in China, any difficulties of the PCAOB to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose additional risks associated with investments in China. Although the PCAOB has obtained inspection access in recent years, there can be no assurance that such access will continue.

Investments in Chinese issuers are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Fund may not be recognized as the owner of securities that are held on behalf of the Fund. The Chinese government also exercises substantial influence over many aspects of the private sector and may own or control many companies, which may increase the risk of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications. While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. The Chinese government previously placed restrictions on China-based companies raising capital offshore in certain sectors, including through VIEs, and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements underlying the VIE structure; however, effective March 31, 2023, the China Securities Regulatory Commission (“CSRC”) released new rules and implementing guidelines that permit the use of VIE structures, provided they comply with Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent effects, and in turn, adversely affect the Fund’s returns and net asset value per share.

Risks of Investing in Latin American Issuers—The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.

Depositary Receipts

Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter (OTC). While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. If the issuer’s home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities

Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Fund may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest-rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest-rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired before their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only or “Pos” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of the Fund’s concentration policy, asset-backed securities will be classified in a consistent manner deemed reasonable by the Fund.

Collateralized Bond Obligations (CBOs), Collateralized Loan Obligations (CLOs), and Other Collateralized Debt Obligations (CDOs)—A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Fund may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund’s net asset value per share to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities—CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Ginnie Mae, Fannie Mae, or Freddie Mac certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

CMO Residuals—CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest-rate adjustments are based. The Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities—The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (Federal Agency) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Department of Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (HERA) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (FHLBs) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. Discussions among policymakers continue as to whether certain GSEs should be nationalized, privatized, restructured or eliminated altogether. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the Reform Act), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac before FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, if FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued before the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The FHFA has indicated that the conservatorship of each of Fannie Mae and Freddie Mac will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Fund’s investments to lose value.

Private Mortgage Pass-Through Securities—Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, and are subject to greater complexity and risk of loss.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities—Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies may be illiquid. The liquidity of such investments will be determined pursuant to Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be used to hedge against a decrease in value of other fixed-income securities in a rising interest-rate environment.

Mortgage Dollar Rolls—The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Forward Commitments and Dollar Rolls—The Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) mortgage purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of the Fund’s net assets. For these obligations, the Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if the Investment Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed-income securities issued by the U.S. Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a registered investment company under PR Code Section 1112.01 and to eliminate any fund-level income tax liability under the PR Code.

Initial Public Offerings

The Fund may purchase debt securities in initial public offerings (IPOs). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.

Hybrid Securities

The Fund may acquire hybrid securities. A third party may create a hybrid security by combining an income-producing debt security (income producing component) and the right to receive payment based on the change in the price of an equity security (equity component). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter (“OTC”). Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest-rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Credit-Linked Notes—Credit-linked notes (“CLNs”) are typically set up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a fair price.

Borrowing and Other Forms of Leverage

The Fund is authorized to borrow funds from third parties as may be necessary, convenient or appropriate in the opinion of Oriental Trust, subject to the 1940 Act and Fund’s investment policies and restrictions and the requirements of applicable law. Such borrowing authority may be used by the Fund in order to increase the amounts available for investment. The Fund’s leverage activities present special risks for shareholders, including the possibility of higher volatility in the net asset value per share of the Fund, a lower rate of return to shareholders, and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. In addition, debt-service requirements may adversely affect the cash flow for the Fund and increase the exposure of the Fund to adverse economic factors such as rising interest rates and downturns in the economy.

Certain of the Fund’s borrowings may be subject to certain covenants set forth in the governing credit agreements relating to asset coverage requirements and portfolio composition. The Fund does not expect that observance of such covenants would materially adversely affect the ability of the Fund to achieve its investment objectives. However, a breach of any such covenant not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over a stated interest rate.

Utilization of leverage also involves certain risks for the shareholders. For example, the use of leverage may result in higher volatility of the net asset value per share of the Fund, and if the current interest or dividend rate paid as a result of leveraging were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the shareholders than if the Fund were not leveraged. Similarly, since both the costs associated with the use of leverage and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from any leveraging transaction) will be borne entirely by the shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value per share to the shareholders than if the Fund were not leveraged.

In addition to borrowing money from banks, the Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage — for example, entering into reverse repurchase agreement and dollar rolls, investing collateral from loans of portfolio securities, or entering into when-issued, delayed-delivery, or forward commitment transactions.

Reverse Repurchase Agreements—The Fund may enter into reverse repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. The Fund will generally enter into reverse repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven calendar days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments, including such reverse repurchase agreements.

It is not clear whether a court would consider the security acquired by the Fund subject to a reverse repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a reverse repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan, and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, Oriental Trust seeks to minimize the risk of loss through reverse repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any reverse repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The acquisition of a reverse repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.

The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for the Fund to execute certain investment strategies.

Master Netting Agreements

The Fund may be a party to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Fund’s counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between the Fund and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities or bonds between the Fund and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Temporary Defensive Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed-income securities, cash or cash equivalents. Temporary defensive positions may be initiated by Oriental Trust. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Other Non-Principal Investment Risks

The following risk considerations relate to investment practices undertaken by the Fund. Generally, since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases.

Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return. An investment in the Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks:

Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may overweight asset classes or market segments that underperform relative to the broad market or other market segments.

Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund. Similarly, if so concentrated, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund. Information about the Fund’s investment in a geographic area is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N-PORT and N-CSR.

Inverse Floater Risk—The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating-rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Investment Strategy Risk—There can be no assurance that the Fund will achieve its investment objectives. The ability of the Fund to achieve its investment objectives depends on a number of factors, including, but not limited to, the Investment Adviser’s judgment, market risk, credit risk, regulatory risk, liquidity risk and systemic risk, among others. Each potential investor should consider his or her personal tolerance for the daily fluctuations of the securities markets and view his or her investment in the Fund as part of an overall investment program.

Limited U.S. Federal Income Tax Benefits—Distributions from the Fund are generally not subject to U.S. federal income tax if the distribution is made to: (i) individuals who are bona fide residents of Puerto Rico within the meaning of US Code Sections 933 and 937, (ii) trusts (other than business trusts) organized under the laws of Puerto Rico, if all the beneficiaries are residents of Puerto Rico and the trustees are individuals residents of Puerto Rico or entities organized under the laws of Puerto Rico treated as corporations for income tax purposes (“Qualifying Trusts”), or (iii) entities organized under the laws of Puerto Rico treated as corporations for income tax purposes, engaged in trade or business exclusively in Puerto Rico and controlled by residents of Puerto Rico (“Qualifying Corporations”). Distributions to investors who are not individual residents of Puerto Rico, Qualifying Trusts or Qualifying Corporations will be subject to U.S. federal income taxes. Please see “Tax Information” in the SAI and consult your tax advisors.

Additionally, individuals who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the US Code, dividends treated as Puerto Rico source income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income taxes, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). Please refer to “Tax Information” in the SAI. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico source income excluded from U.S. federal income taxes by shareholders who are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from United States sources subject to U.S. federal income taxes.

Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark-ups, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Segregation of Portfolio Risk—The Fund is a separately managed pool of assets (i.e., a portfolio) intended to be segregated from the assets and liabilities of any other portfolio of the DGI Investment Trust (the “Trust”), so that each shareholder of the Fund has the exclusive right to the assets, income and profits, if any, of the Fund and only bear the expenses, deductions and costs properly attributable or allocated to the Fund. The Fund also intends that creditors of any other Trust portfolio will have recourse only to the assets in that other portfolio. There can be no assurance, however, that the Trust’s efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or another portfolio’s bankruptcy, would regard the Fund or such other portfolio as a separate entity for purposes of determining the bankruptcy estate.

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the US Code impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (including “territory non-financial foreign entities”) (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to its respective investors. In the case of most payments of U.S. source income, the 30% withholding will apply to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a passive NFFE. Accordingly, the Fund may be required to provide certain information with respect to its investors when requested by a US payor or withholding agent. If the Fund were to be unable to provide such investor information or otherwise fail or be unable to comply with the legal and regulatory requirements of the US Code with respect to FATCA, the Fund’s U.S. source income would be reduced, in as much as it would be subject to such 30% withholding tax. This reduction may negatively affect the Fund’s ability to fulfill its obligations. See “Tax Information” in the SAI and consult your tax adviser.

Market Risks

Securities, whether equity or debt, fluctuate in value, often based on factors unrelated to the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund’s investments will result in changes in the value of its shares. The value of the Fund’s investments will fluctuate with various factors, including, but not limited to, changes in interest rates, stock market conditions in the United States, other general economic conditions and other factors affecting the particular investments held by the Fund.

The Fund may invest in equity securities, which are subject to market risks that may cause their prices to decline over short or even extended periods of time. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally fall.

The shares of stock of medium-and small-capitalization companies in which the Fund may invest may be subject to more volatile movements in price than those of larger-capitalization, more established companies. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions.

Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large-capitalization companies may trail the returns of the overall stock market. Historically, large-capitalization stocks tend to go through cycles of doing better—or worse—than the stock market in general and these periods may last as long as several years.

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The market value of fixed-income securities, and, accordingly, the value of the shares, normally will vary inversely with changes in interest rates. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer and general municipal and fixed-income security market conditions. Once the rating of a portfolio security has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

Recent Regulatory Events—Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or changing regulation could materially impact the value of the issuers of investments held by the Fund. Federal, state, and non-U.S. governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could diminish or preclude the Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the Fund’s portfolio holdings.

Recent Economic Events—Recent political and diplomatic events within the United States may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Such events include trade tensions, a contentious domestic political environment, economic sanctions and tariffs, potential changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”). Continuing uncertainties regarding interest rates and inflation rates also contribute to market volatility. In the second half of 2022, national inflation as measured by the Consumer Price Index reached the highest level in decades. While these high rates of inflation were largely due to base effects from the trough of the COVID-19 recession along with temporary increases in some discretionary consumer goods, sustained high inflation can lead to price instability if businesses and consumers expect the price increases to continue. Persistently high inflation pushed the Federal Reserve to raise interest rates several times between March 2022 and July 2023 then lowered it five times between September 2024 and December 2025. The Federal Reserve recently raised federal fund rates in September 2026 and may continue to do so. U.S. inflation rates have decreased since 2022, but inflation remains uncertain. A sudden and significant increase in interest rates could lead to a stock market correction and could hinder the U.S.’s economic recovery, as rising interest rates would harm businesses that have debt to maintain and individuals with variable mortgage rates. Any downgrade of the credit rating of the securities issued by the U.S. government could also result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. For example, in May 2025,

Moody’s downgraded the United States’ credit issuer rating to Aa1 from Aaa, citing an inability of the nation to address large and growing deficits. The effect of continued political polarization on the ability of the United States to set fiscal policy, including borrowing and debt service may further affect the United States default rating. The tariffs recently announced and/or enacted by the U.S. government on most goods imported into the United States from other countries and the retaliatory measures announced and/or adopted by countries in response to such tariffs, as well as continuing uncertainties regarding interest rates and inflation rates, also contribute to market volatility.

Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. Similar steps took place again in 2020 and 2021 in an effort to support the economy during the COVID-19 pandemic. The Federal Reserve then raised the federal funds rate several times between March 2022 and July 2023, then lowered rates five times between September 2024 and December 2025, but recently raised rates again in September 2026 and may continue to do so. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. At times, the U.S. government also has sought to stabilize markets and curb inflation by implementing increases to the federal funds interest rate. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

Market Disruptions—Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Market disruptions could have negative effects on the Fund, including with respect to the liquidity and valuation of the Fund’s underlying securities, and could have the effect of magnifying other risks faced by the Fund. Negative global events also can disrupt the operations and processes of any of the service providers for the Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions. Russia’s military invasion of Ukraine in February 2022 has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. As a result, the U.S., the European Union and other countries have instituted or may in the future institute sanctions against Russia, and could institute broader sanctions on Russia, including banning Russia from global payment systems that facilitate cross-border payments.

In October 2023, Hamas, a designated Foreign Terrorist Organization (“FTO”) by the U.S. State Department, launched an attack on Israel targeting Israeli civilians. In response, Israel declared war against Hamas, attacking Hamas targets in Gaza. Subsequently, following attacks on Israeli positions by Hezbollah, a U.S.-designated FTO, Israel attacked Hezbollah and launched a military incursion into southern Lebanon. In November 2024, Israel and Hezbollah reached a ceasefire agreement and, in January 2025, Israel and Hamas reached an agreement for the release of Israeli hostages abducted to Gaza in exchange for the release of Hamas militants and other Palestinian prisoners held in Israel. The first phase of the ceasefire agreement expired in March 2025 without the parties thereto agreeing to terms for the second phase. Shortly thereafter hostilities resumed and continued intermittently until early October 2025 when Israel and Hamas reached an agreement for a ceasefire. In February 2026, the United States and Israel launched coordinated military operations against Iran, prompting widespread retaliation by Iran, including attacks on marine vessels in the Strait of Hormuz, and its proxies with attacks impacting not only Israel but other countries in the region. The war, the escalation of the military conflict, or any other resulting conflicts in the region could affect oil prices and macroeconomic conditions globally and lead to other potential future geopolitical tensions and consequences which remain uncertain.

Valuation Risk—The sale of any assets caused by the redemption of shares, or the accelerated prepayment or amortization of principal of the assets, before any premium paid in their purchase is recovered by the Fund may result in gains or losses to the Fund. The income, gains and return of principal received by the Fund in the course of its investment activities will be reinvested in a manner consistent with the investment objectives and policies previously described with a view to the appreciation of capital and income objectives of the Fund.

The acquisition of assets in excess of funds received and income reinvested through borrowed funds may also result in gains or losses to the Fund in the event of severe fluctuations in interest rates or variations in the normal interest yield curve, or in the event such assets need to be sold instead of retained by the Fund.

No guarantee or representation can be made that moneys received by Fund from the sale of its shares, or as a result of interest, dividend and principal payments, either during the term of any investment or at maturity of any underlying assets, can be invested at the same rate as such assets were initially invested. Accordingly, no assurance can be given that the value of the shares will remain constant, nor that a shareholder will receive any rate of return while he or she holds such shares.

Cybersecurity Risk

With the increased use of technologies to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources.

Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Funds’ service providers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. The Fund and its shareholders could be negatively impacted as a result. The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.

Artificial Intelligence Risk

The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively, “AI Technologies”), may adversely impact markets, the overall performance of the Fund’s investments, or the services provided to the Fund by its service providers. For example, issuers in which the Fund invests and/or service providers to the Fund may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Actual usage of AI Technologies by the Fund’s service providers and issuers in which the Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

AI Technologies could face future regulatory scrutiny, potentially slowing their development and affecting companies that build or use them. Funds that invest in such companies may therefore be exposed to a range of risks, including small or limited markets for the relevant securities, sensitivity to business-cycle shifts and global economic growth, obstacles to technological progress and the risk of rapid obsolescence, and government regulation. Many of these companies may have narrow product lines, limited markets, constrained financial resources, or small teams. Their securities, particularly those of smaller, start-up firms, tend to be more volatile than those of companies less dependent on technology. Fast-moving changes in AI Technologies could have a material adverse effect on their operating results.

Firms heavily involved in AI Technologies often depend on patents, copyrights, trademarks, and trade-secret laws to protect their proprietary rights, and they could be negatively impacted if those rights are lost or weakened. There is no guarantee that their protection measures will prevent technology misappropriation, or that competitors won’t independently create equivalent or superior technologies. These companies may also spend heavily on research and development, with no assurance that their products or services will succeed.

Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of a majority of the outstanding voting securities of the Fund” means the vote of the holders of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Fund:

1.	The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.	The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time, provided that such borrowings do not exceed 25% of the total assets of the Fund.

3.	The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.
4.	The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.	The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

6.	The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing—The 1940 Act allows open-end investment companies, such as the Fund, to borrow from banks, but restricts such an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security,” within the meaning of Section 18(f) of the 1940 Act, will not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration—The 1940 Act does not define what constitutes “concentration” in an industry; however, the SEC staff has presently taken the position that concentration is defined as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Diversification—Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.

Lending—Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate—The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Board.

Senior Securities—Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain bank borrowings, temporary borrowings, and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting—Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Percentage Restrictions—Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. With respect to the limitation on illiquid investments, if a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid investments back within the limitations as soon as reasonably practicable, pursuant to Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Portfolio Holdings Information

The Fund has adopted a disclosure policy that governs the timing and circumstances of disclosure of the portfolio holdings of the Fund. The policy was developed in consultation with Oriental Trust and has been adopted by Oriental Trust. Information about the Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of Oriental Trust, the principal underwriter or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Fund. Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), Principal Executive Officer, and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is available semi-annually and annually in Form N-CSR filed with the SEC and, after the first and third fiscal quarters, on Form N-PORT. These shareholder reports and Form N-PORT filings are filed with the SEC and are generally available, free of charge, within sixty (60) days of the end of the Fund’s fiscal quarter on the SEC website at sec.gov.

In the event of a conflict between the interests of the Fund and the interests of Oriental Trust or an affiliated person of Oriental Trust, Oriental Trust’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of Oriental Trust who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: Oriental Trust, fund administrator, fund accountant, custodian, transfer agent, securities lending agent, pricing vendors, proxy voting service providers, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when the Fund has a legitimate business purpose and when the third-party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. The Fund may disclose portfolio holdings to transition managers, provided that the Fund or Oriental Trust has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall Oriental Trust, its affiliates or employees, the Fund, nor any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

There can be no assurance that the policy and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, as applicable. The current trustees and officers of the Trust, their years of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

The addresses of each trustee and officer, with the exception of Timothy Shaloo, Maggie Bull and James Colantino, is: DGI Investment Trust c/o Oriental Trust, 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918. The address of Timothy Shaloo and Maggie Bull is: 2 Easton Oval, Suite 300, Columbus, OH 43219; and the address of James Colantino is 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Name & Year of Birth	Position with Trust & Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustees	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES[1]
Iván C. López Morales (1966)	Trustee since May 2021	Senior Vice President of Assurant Inc. (insurance company) 2017-2021; Chief Executive Officer of Lopez Consulting since December 2020; President of ESOPO Corporation (real estate company) since August 2005; Consultant for STS Capital Partners (mergers and acquisitions firm) since 2024.	2	Caribbean American Life Assurance Company (subsidiary of Assurant Inc.) 1997-2021; Caribbean American Property Insurance Company (subsidiary of Assurant Inc.) 1997-2021; Director of various other, non-public subsidiaries of Assurant Inc. until May 2021.
Joshua Aaron Sigmon (1981)	Trustee since May 2021	Principal of MHR Fund Management LLC (private equity firm) since September 2018; Head of Special Opportunities of Axar Capital LP (investment firm) from September 2016 to September 2018; Managing Director of Fortress Investment Group LLC (credit fund) from March 2015 to July 2016.	2	Planet Financial Group, LLC (mortgage servicer) since October 2019; Momental Investments LLC (investment firm) since October 2019; SCPG HoldCo (pharmacy company) since September 2019; Terra Capital Partners (asset manager) from July 2017 to December 2018.
Carlos García (1980)	Trustee since June 2024	CEO of Finhabits Inc. (consumer financial services) since March 2015; Managing Member for Finhabits Advisors LLC (registered investment advisor) since March 2015.	2	None.
INTERESTED TRUSTEE
Carlos A. González[2,3] (1951)	Chair of the Board and Trustee since January 2021	Consultant with OFG Bancorp* (bank holding company) since September 1998.	2	Scenic Hudson (non-profit land trust) since October 2009; USIC Group (private holding company) since 2001; Empresas Caparra (private family real estate business) since January 1995.

Name & Year of Birth	Position with Trust & Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustees	Other Directorships Held by Trustee During Past 5 Years
OFFICERS
Ramon Rosado-Linera (1963)	Principal Executive Officer since December 2023	Managing Director Oriental Asset Management since June 2024, MD Oriental Bank Wealth Management October 2021 to June 2024, Director Oriental Bank U.S. Loan Program September 2016 to October 2021.	N/A	N/A
Maritza Arizmendi Diaz (1968)	Principal Financial Officer, Chief Financial Officer and Treasurer since May 2021	Chief Financial Officer of OFG Bancorp* and Oriental Bank* since March 2017; Director of Oriental International Bank, Inc.* since June 2020; Chief Financial Officer and Treasurer of OFG Ventures LLC* since June 2020.	N/A	N/A
Hugh González Robison[3] (1979)	Chief Legal Officer, General Counsel and Secretary since May 2021	General Counsel at OFG Bancorp* and Oriental Bank* since January 2021; Secretary of Oriental Financial Services LLC* since 2017; Assistant Secretary of OFG Bancorp* and Oriental Bank* since 2014; Secretary of OFG USA LLC* (commercial lender) since 2017; Secretary of OFG Ventures LLC* since 2019.	N/A	N/A
Timothy Shaloo (1970)	Chief Compliance Officer since June 2024	Assistant Vice President and Fund Compliance Officer, Northern Lights Compliance Services, LLC (“NLCS”) (Sept. 2023-present); Senior Compliance Analyst NLCS (2021-2023).	N/A	N/A
Miriam H. Rodriguez (1962)	Anti-Money Laundering Compliance Officer	BSA Officer, Oriental Bank, since May 2023; Chief Compliance Officer, BNC International Bank from August 2021 to April 2023; FI Risk & EDD Manager, BSA/AML Compliance, Firstbank/Banco Santander from November 2017 to August 2021.	N/A	N/A
Maggie Bull (1965)	Assistant Secretary since May 2021	Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC (“Ultimus”) since August 2022; Vice President, Senior Legal Counsel, Ultimus from February 2020 to July 2022.	N/A	N/A

Name & Year of Birth	Position with Trust & Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustees	Other Directorships Held by Trustee During Past 5 Years
James Colantino (1969)	Assistant Treasurer since May 2021	Senior Vice President — Fund Administration of Ultimus Fund Solutions, LLC, formerly Gemini Fund Services, LLC since 2012.	N/A	N/A
Laura Szalyga (1978)	Assistant Treasurer since August 2021	Vice President of Fund Administration, Ultimus Fund Solutions, LLC, formerly, Gemini Fund Services, LLC, since 2015.	N/A	N/A
Alfonso J. Cuesta (1989)	Assistant Secretary since September 2024	Director — Legal Department, Oriental Bank, since October 2025, Manager — Legal Department, Oriental Bank, from April 2021 to October 2025; Senior Attorney, Oriental Bank, from March 2020 to March 2021.	N/A	N/A
Gustavo Romañach Suárez (1974)	Vice President since September 2025 and Portfolio Manager since October 2025	Portfolio Manager, DGI Investment Trust since 2024; Portfolio Manager, UBS Financial Services from 2002 to 2024.	N/A	N/A

1	The trustees of the Trust who are not “interested persons” of the Trust as defined under section 2(a)(19) of the 1940 Act (independent trustees).
2	Mr. González is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.
3	Mr. González is the uncle of Hugh González Robison, the Fund’s Chief Legal Officer, General Counsel and Secretary.
*	Denotes an affiliate of the Fund.

General Information Regarding the Board of Trustees and Leadership Structure

The Board has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from the Trust’s CCO and the Investment Adviser regarding such policies and procedures, and elects the officers of the Trust to perform the daily functions of the Trust. The chair of the Board is an interested person of the Fund. The Board is satisfied that having the Chair be an interested person is appropriate for the Fund due to the Chair’s greater familiarity with the Fund and the operations of the Investment Adviser, among other reasons. The Fund does not have a lead independent trustee because the Board has determined that its size, and the composition and leadership of its committees, allow each independent trustee to enjoy full, accurate and efficient communication with the Fund and the Investment Adviser and also facilitates the timely transmission of information among the trustees, such that a lead independent trustee is not necessary.

The trustees approve financial arrangements and other agreements between the Fund, on the one hand, and the Investment Adviser or other affiliated parties, on the other hand. The independent trustees meet regularly as a group in executive session and with independent legal counsel. The Board has delegated responsibility for certain specific matters to the Audit and Governance Committees of the Board (each a “Committee” and together the “Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Governance Committee.

The board reviews its leadership structure periodically in order to ensure that it remains appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Fund’s current operations.

Each trustee shall hold office during the lifetime of the Trust, and until its termination as herein provided; except that (A) any trustee may resign his or her trusteeship or may retire by written instrument signed by him or her and delivered to the Trust and the other trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (B) any trustee may be removed at any time by written instrument signed by at least two-thirds (66 2/3%) of the number of trustees prior to such removal, specifying the date when such removal shall become effective; (C) any trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other trustees, specifying the date of his retirement; (D) a trustee may be removed at any meeting of the shareholders by a vote of the shareholders owning at least two-thirds (66 2/3%) of the outstanding shares; and (E) a trustee shall be retired in accordance with the terms of any retirement policy adopted by the trustees and in effect from time to time. Shareholders are generally not entitled to elect trustees except as required by the 1940 Act, or as otherwise considered necessary or desirable by the trustees in their sole discretion. To the extent required by the 1940 Act, the shareholders shall elect the trustees on such dates as the trustees may fix from time to time. The shareholders may elect trustees at any meeting of shareholders called by the trustees for that purpose.

The officers of the Trust are appointed by the Board, or and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for its CCO, at the pleasure of the Principal Executive Officer of the Trust, subject to the rights, if any, of an officer under any contract of employment. The Trust’s CCO must be approved by a majority of the independent trustees. Subject to the rights, if any, of an Officer under any contract of employment, any officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Committees of the Board

There are two (2) standing committees of the Board: (1) the Audit Committee and (2) the Governance Committee.

The Audit Committee is composed of at least two (2) members of the Board and no member of the Audit Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, to the extent the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers. The Audit Committee is also responsible for oversight over the quality and integrity of the Fund’s financial statements and the independent auditors thereof as well as to oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s financial reporting, internal control over financial reporting and independent audits. The Audit Committee reviews and evaluates the qualifications, independence and performance of the Fund’s independent auditors and makes recommendations to the full Board regarding the appointment of independent auditors. The Audit Committee also acts as a liaison between the full Board and the Fund’s independent auditors. The Audit Committee meets no fewer than two (2) times annually and may hold special meetings as circumstances require. The Audit Committee consists of three (3) members: Iván C. López Morales (chairperson of the Audit Committee), Joshua Aaron Sigmon and Carlos García, none of whom are an interested person of the Fund. The Audit Committee met three times during the period ended June 30, 2026.

The Governance Committee is composed of those members of the Board so appointed to serve on the Governance Committee and no member of the Governance Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Governance Committee is to provide assistance to the trustees in fulfilling their responsibilities to the shareholders relating to corporate governance matters including, but not limited to: nomination of trustees, election of trustees, retirement policies of Independent Trustees, addressing and resolving conflicts of interests, promoting the education of trustees and enhancing the quality and integrity of the functioning of the Board. In fulfilling this purpose, it is the responsibility of the Governance Committee to maintain open communication between the trustees and the management of the Trust. The Governance Committee will consider shareholder recommendations for trustee nominees so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates such candidate’s ability to serve as a trustee, including as an Independent Trustee, in accordance with the criteria established by the Governance Committee. A shareholder submitting a trustee recommendation must provide written notice to the Governance Committee with the following information: (a) the name and address of the shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Trust which are owned of record and beneficially by such shareholder and the length of time that such shares have been so owned by the shareholder; (c) a description of all arrangements and understandings between such shareholder and any other person or persons

(naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed. The Governance Committee meets at such times as it or the Board may determine, but no less frequently than annually, and may hold special meetings as circumstances require. The Governance Committee consists three (3) members: Joshua Aaron Sigmon (chairperson of the Governance Committee), Iván C. López Morales and Carlos García. The Governance Committee met two times during the period ended June 30, 2026.

Board Oversight of Risk Management

The Board’s role is one of oversight, including oversight of the Fund’s risks, rather than day-to-day management. The Board’s committee structure allows the Board to focus on risk management as part of its broader oversight of the operation of the Fund. While day-to-day risk management is the responsibility of the Investment Adviser, trustees receive regular reports from the Trust’s CCO, the Investment Adviser and the Fund’s various service providers regarding investment risks and compliance risks. These reports allow the Board to focus on various risks and their potential impact on the Fund. The Board has discussions with the Trust’s CCO and the Investment Adviser, as well as the portfolio manager, regarding how they monitor and control such risks. Additionally, the Trust’s CCO and officers of the Fund regularly, and on an ad hoc basis, report to the Board on a variety of risk-related matters.

The Board has retained Oriental Trust, a registered investment adviser and a separately identifiable division of Oriental Bank, as the Fund’s investment adviser. Oriental Trust is responsible for the day-to-day operation of the Fund. Additionally, the Board meets periodically with the Trust’s CCO who reports to the trustees regarding the compliance of the Fund with the federal securities laws and the internal compliance policies and procedures of the Fund. The Board also reviews the CCO’s annual report, including the CCO’ compliance risk assessments for the Fund.

Trustees’ Qualifications and Experience

The Governance Committee is responsible for identifying, evaluating and nominating trustee candidates. The Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other trustees. A trustee’s ability to perform his or her duties effectively may have been attained through the trustee’s executive, business, consulting, and/or legal positions; experience from service as a director/trustee of other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.

The Board believes that each of the trustees has the ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with each other, Oriental Trust, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of his or her duties. In addition to those qualities and based on each trustee’s experience, qualifications and attributes (including the information above regarding each of the trustees) and the trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a trustee.

Mr. López has served as an independent trustee of the Trust since May 2021. The Board believes that Mr. López’s experience as senior vice president, chief executive officer and president of three companies and various directorship positions benefits the Fund.

Mr. Sigmon has served as an independent trustee of the Trust since May 2021. The Board believes that Mr. Sigmon’s knowledge of private equity and investment firms gained through his current and prior employment and board memberships benefits the Fund.

Mr. García has served as an independent trustee of the Trust since June 2024. The Board believes that Mr. García’s experience in the financial services industry and knowledge of investment advisors through his current employment benefits the Fund.

Mr. González has served as an interested trustee of the Trust since January 2021. The Board believes that Mr. González’s previous experience as portfolio manager of the Puerto Rico Diversified Tax Managed Total Return IRA Trust prior to the Fund’s registration under the 1940 Act, in addition to his work with OFG Bancorp, benefits the Fund.

References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Ownership of Fund Shares

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee of each Fund in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2025. The Trustees may have investments in other pools of securities managed by the Investment Adviser. The dollar ranges used in the table are: (A) None; (B) $1-$10,000; (C) $10,001 - $50,000; (D) $50,001 - $100,000; and (E) Over $100,000.

Name of Trustee	Dollar Range of Ownership in Fund	Aggregate Dollar Range of Ownership in Investment Companies Overseen by Trustee in Family of Investment Companies
Iván C. López Morales	A	A
Joshua Aaron Sigmon	A	A
Carlos García	A	A
Carlos González	A	A

Trustee Compensation

Independent trustees shall each receive an annual retainer of $16,000 allocated to the Trust. The chair of the Audit Committee and Governance Committee shall receive an additional annual retainer of $1,000 and $500, respectively. In addition, independent trustees receive a $1,000 per meeting fee for attendance at regularly scheduled and special Board meetings. For attendance at special Board meetings by video or telephone, independent trustees receive $500 per meeting.

All trustees are reimbursed for expenses in connection with each Board meeting attended, with this reimbursement allocated to the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the independent trustees. Set forth below is the rate of compensation received by the following independent trustees for the fiscal year ended June 30, 2026.

Name of Trustee & Position	Aggregate Compensation[1] from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust & Fund Paid to Trustees
Iván C. López Morales (Independent Trustee & Audit Committee Chair)	$10,250	N/A	N/A	$20,500
Joshua Aaron Sigmon (Independent Trustee & Governance Committee Chair)	$10,000	N/A	N/A	$20,000
Carlos García (Independent Trustee)	$9,750	N/A	N/A	$19,500
Carlos González (Interested Trustee2)	N/A	N/A	N/A	N/A

1	Aggregate compensation is comprised of all applicable retainers and meeting fees but does not include reimbursements for Trustee expenses.
2	The interested trustee does not receive compensation from the Trust for his service as trustee.

Code of Ethics

The Trust, Oriental Trust and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of Oriental Trust and the principal underwriter to invest in securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Oriental Trust. The Investment Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by calling 787-474-1993 and (2) on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially, or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of October 7, 2026, the trustees as a group did not own more than 1% of the outstanding shares of the Fund. On the same date, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	14,601,674.14 shares	63.82%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	7,548,726.96 shares	33.00%

The Fund’s Investment Team

Oriental Trust, a registered investment adviser and a separately identifiable division of Oriental Bank, located at Oriental Center 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. As of June 30, 2026, Oriental Trust had assets under management of approximately $335.3 million.

Oriental Trust is a division of Oriental Bank, which is a subsidiary of OFG Bancorp, a diversified financial holding company and corporation organized under the laws of the Commonwealth of Puerto Rico that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations.

As Investment Adviser, Oriental Trust is responsible for recommending new investments and/or changes in existing investments of the Fund consistent with the investment objectives and policies of the Fund. Oriental Trust, in executing those transactions, is required to obtain offers to purchase or sell a particular investment unless such security is listed or traded on an exchange in the United States or is traded in the OTC market.

From time to time, Oriental Trust selects various equity investment strategies in order to attain the investment objective of long-term capital appreciation consistent with prudent investment management. Such strategies include, but are not limited to, large capitalization companies, mid capitalization companies, small capitalization companies, growth companies and value companies.

Under the Advisory Agreement, Oriental Trust is entitled to receive an annual management fee equal to 0.93% of the average net assets of the Fund (including assets purchased with the proceeds of any leverage). The management fee for each calendar month is accrued daily and payable monthly. For the period from July 1, 2025, to June 30, 2026, the Fund paid the Investment Adviser $2,878,546 in net advisory fees. For the period from July 1 2024, to June 30, 2025, the Fund paid the Investment Adviser $2,778,966 in net advisory fees. For the period from July 1, 2023, to June 30, 2024, the Fund paid the Investment Adviser $2,766,219 in net advisory fees.

Under the Advisory Agreement, Oriental Trust furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and pays any compensation for services provided to the Fund by its trustees, officers, employees and/or agents who are affiliated with Oriental Trust or any of its affiliates.

Oriental Trust shall provide the Trust with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Fund, shall furnish continuously an investment program for the Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

After its initial two-year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval and subject to exemptive or other relief granted by the SEC or its staff. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Oriental Trust shall generally supervise and oversee all custody, transfer agency, dividend disbursing, legal, accounting and administrative services by third parties that have contracted with the Trust to provide such services.

Portfolio Manager

The following section provides information regarding the portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund.

Other Accounts Managed by the Portfolio Manager—The table below identifies, for the portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of October 21, 2026. Asset amounts are approximate and have been rounded.

With Performance-Based Advisory Fee
Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gustavo Romañach Suárez	None ($0)	None ($0)	None ($0)	None ($0)	None ($0)	None ($0)

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Potential conflicts of interest may exist between various individuals and entities, including Oriental Trust, employees, and current or prospective clients and investors. Oriental Trust has policies and procedures that have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Conflicts of interest that involve Oriental Trust and/or its employees on one hand, and clients and/or investors on the other hand, will be fully disclosed and/or resolved in a way that favors the interests of clients and/or investors over the interests of Oriental Trust and its employees.

Compensation Structure and Methods

The following information describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s portfolio manager as of the most recent practicable date. Oriental Trust pays the Portfolio Manager through a fixed monthly payment. The payment is reviewed from time to time. Oriental Trust does not pay a bonus or any performance-based or asset-based compensation to the Portfolio Manager.

Securities Owned in the Fund by the Portfolio Manager

As of June 30, 2026, the Portfolio Manager did not beneficially own any shares of the Fund.

Service Providers

Administrator, Fund Accountant and Transfer Agent

The Trust has entered into a Master Services Agreement (the “Service Agreement”) with Ultimus Fund Solutions, LLC (the “Administrator” or “Ultimus”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, under which Ultimus provides administrative, accounting, and transfer agent and shareholder services necessary for the operation of the Fund, including assistance in the preparation of financial reports to shareholders; reporting Fund performance; support with respect to routine regulatory examinations of the Fund; assistance in preparing Fund expense projections and establishing accruals; arranging for the computation of data, including daily calculation of the net asset value per share; preparation for signature by an officer of the Trust certain documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC; preparation of tax returns; certain accounting, clerical and bookkeeping services; arranging for the maintenance of books and records of the Fund; serving as the Trust’s registrar, transfer agent, and dividend disbursing agent; processing purchase and redemption orders, maintaining records of Fund shareholders; disbursing dividends and other distributions; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Ultimus also maintains certain books and records of the Trust that are required by applicable federal regulations. Ultimus does not have any responsibility or authority for the management of the Fund or the determination of investment policy. In consideration of the services rendered pursuant to the Fund Administration, Accounting Services, and Transfer Agent and Shareholder Services Addendums to the Service Agreement, Ultimus receives fees from the Fund for said services, and is reimbursed for certain expenses assumed pursuant to the Service Agreement. During the fiscal years ended June 30, 2026 and June 30, 2025, Ultimus received the following fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent:

	Administration & Fund Accounting	Transfer Agent
Period Ended June 30, 2026	$268,735	$254,920
Period Ended June 30, 2025	$269,348	$412,266

The Service Agreement between the Trust, on behalf of the Fund, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive one-year periods immediately following the Initial Term.

Compliance Services

Northern Lights Compliance Services, LLC (“Northern Lights”), an affiliate of Ultimus, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, provides an individual to serve as the Trust’s CCO and administers the Trust’s compliance policies and procedures. During the fiscal years ended June 30, 2026, and June 30, 2025, the Fund paid Northern Lights $30,221 and $37,984, respectively, for CCO services.

Distributor

The Trust has entered into a Distribution Agreement with Northern Lights Distributors, LLC (the “Distributor”) on behalf of the Fund, to serve as the distributor of shares of beneficial interest in the Fund. The Distributor’s responsibilities include selling the Fund’s shares, receiving and submitting purchase orders to the Fund’s transfer agent, facilitating redemption of shares by Shareholders, reviewing advertising materials and sales literature, preparing reports for the Board, and providing materials to the Trust’s CCO as reasonably necessary to support the Board’s findings regarding the Trust’s compliance policies and procedures.

The Fund pays the Distributor an annual fee of $10,000 plus:

●	0.01% per year of the Fund’s average daily net assets* up to $250 million;

●	0.0075% per year of the Fund’s average daily net assets* between $250 million and $500 million;

●	0.0050% per year of the Fund’s average daily net assets* between $500 million and $1 billion; and

●	0.0025% per year of the Fund’s average daily net assets* over $1 billion.

*	All fee calculations are based on the Fund’s average daily net assets invested in Class A, Class C, and Class I shares only.

The Fund will also pay the Distributor $100 per submission for eleven or more advertising submissions made per month. Additionally, the Fund will pay the Distributor a fee of 25% of any FINRA costs incurred. The Fund will also reimburse the Distributor for certain reimbursable expenses incurred on the Trust’s behalf, including, but not limited to, NSCC Fund/SERV fees, monitoring software, and any expenses approved by the Trust.

Custodian

U.S. Bank N.A. (the “Custodian”), located at 5065 Wooster Rd, Cincinnati, OH 45226, is the custodian of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund’s investments. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

Legal Counsel

Stradley Ronon Stevens and Young, LLP, 2000 K Street, NW, Washington, D.C. 20006 and Pietrantoni Mendez & Alvarez LLC, Popular Center 19th Floor, 208 Ponce de León Ave., San Juan, PR 00918 serve as legal counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Fund’s independent registered public accounting firm. The independent registered public accounting firm provides services including an audit of the Fund’s annual financial statements.

Execution of Portfolio Transactions and Brokerage

The Advisory Agreement states that the Investment Adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that it shall only direct orders to an affiliated person in accordance with Board adopted procedures and/or the 1940 Act. In general, the Investment Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, the Investment Adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Under revisions to the EU’s Markets in Financial Instruments Directive (“MiFID II”), effective January 3, 2018, EU investment managers may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II limits the use of soft dollars by advisers located in the EU and in certain circumstances may result in other advisers (including, potentially, the Fund’s Investment Adviser) reducing or eliminating the use of research paid for with soft dollars as to certain groups of clients or as to all clients, including the Fund.

Subject to such policies as Oriental Trust and the Board may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Investment Adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser’s overall responsibilities with respect to the Fund or other advisory clients. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, Oriental Trust or any affiliate of either. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine. The Investment Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Investment Adviser, it, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Capital Stock

None of the Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares, and Class I shares issued by the Fund have preemptive, conversion, or subscription rights. Each of the class of shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust.

Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund votes on all matters affecting the Fund (e.g., approval of the Advisory Agreement); if additional series are issued, all series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. Further, each class of shares of the Fund shall vote separately with respect to any matter that separately affects that class or as required by applicable law. The shares of each class of the Fund have one vote per share and a pro-rata fractional vote for a fraction of a share. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 50% or more of the outstanding shares of the Trust entitled to vote at such meeting, for the purpose of electing or removing trustees.

Class P shares are available through direct investment through IRA accounts. Class A and C shares may be purchased by the public and Class A shares are also available through IRA accounts. To the extent a Class P shareholder, or a Class A shareholder that has purchased his or her shares through an IRA account sponsored by Oriental Trust, reinvests his or her dividends, those shareholders shall have their dividends automatically reinvested in Class T shares, in the case of reinvestment of certain taxable dividends, or in Class NT shares, in the case of reinvestment of certain non-taxable dividends. Class I shares are available to institutional clients and to advisory or fee-based accounts. Each class of shares will represent interests in the same portfolio of investments of the Fund and are identical in all respect to each other class of the Fund, except as set forth in the Fund’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Class P shares, Class T shares, Class NT shares and Class I shares of the Fund are to be sold at net asset value without a sales charge and are not subject to the payment of any Rule 12b-1 fees. Class A shares are sold at net asset value plus an initial sales charge rounded to the nearest whole cent. Due to rounding, the actual sales charge may be more or less than the percentage shown. The maximum sales charge is 3.50% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:

Amount Invested	Sales Charge
Less than $50,000	3.50%
$50,000 to $99,999	3.00%
$100,000 to $249,000	2.50%
$250,000 to $499,999	2.00%
$500,000 to $999,999	1.00%
$1,000,000 and over	None

Class A shares of the Fund are also subject to the payment of an annual Rule 12b-1 shareholder services fee of 0.25% of average daily net assets. Class C shares are sold at net asset value without a sales charge and are subject to the payment of Rule 12b-1 fees. Class C shares (excluding shares purchased by reinvestment of dividends or distributions) that are redeemed within one year of purchase are subject to a contingent-deferred sales charge. At present, the Fund does not permit conversions or exchanges from one class to another class, although the Fund reserves the right to consider such flexibility in the future. Income, including both realized and unrealized capital gains and losses, and expenses of the Fund shall be allocated to the Fund as a whole.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

Determination of Net Asset Value

The value of each class of the shares of the Fund for purposes of the Sales Price (defined below) and the Redemption Price (defined below) will be equal to the net asset value per share of the Fund, as determined by the Fund’s investment adviser in accordance with Rule 2a-5 under the 1940 Act. The determination of the Sales Price is made as of the close of trading (presently 4:00 p.m., New York time) on the NYSE on each Business Day and is accomplished by dividing the net assets (the excess of assets over liabilities) of the Fund by the number of outstanding shares. The value of each class of the shares of the Fund for purposes of redemption (the “Redemption Price”) is determined in the same manner as the Sales Price. A “Business Day” means a day on which commercial banks in the United States are authorized by law to conduct business with the public and the NYSE is open for trading.

The sale of shares by the Fund’s distributor to a shareholder will be made as of the Business Day on which the distributor receives the funds from the shareholder and his or her request to purchase shares. This means that funds from the shareholder will only be applied to purchase shares on a particular Business Day if the electronic funds transfer, check or money order used to purchase the shares has cleared the bank on which the transfer was made or the check or money order was drawn. No income will be earned by a shareholder with respect to an investment in the Fund until the sale of shares corresponding to such investment has been made.

Since the Sales Price applicable to shares purchased will be determined as of the Business Day on which funds are available for investment, changes in the net asset value per share of the Fund occurring during the period in which the electronic funds transfer, check or money order for the purchase of shares has not cleared will be reflected in the Sales Price. In other words, any decrease in the net asset value per share of the Fund occurring during this period will decrease the Sales Price and increase the number of shares that the shareholder will receive in connection with such investment in the Fund. Conversely, any increase in the net asset value per share of the Fund occurring during this period will increase the Sales Price and decrease the number of shares which the shareholder will receive in connection with such investment in the Fund.

The Fund’s assets will be valued by the Investment Adviser based upon market quotations when such quotations are available. A security listed or traded on any exchange in the United States will be valued at its last sales price on the principal exchange on which it is traded prior to the time the assets of the Fund are valued. If no sale is reported at that time or the security is traded in the over-the-counter (“OTC”) market, the most recent bid will be used for purposes of valuation.

Assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Investment Adviser, pursuant to Rule 2a-5 under the 1940 Act. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. These prices may change depending on market conditions.

Shareholders should be aware that the value of the shares at any particular time will depend on, among other factors, the market value of the underlying investments then held by the Fund, determined as described above. The market value of these underlying investments will fluctuate with various factors, including interest rates, stock market conditions in the United States, economic and fiscal conditions in Puerto Rico, other general economic conditions, and other factors affecting the issuer of any particular investment then held by the Fund. Therefore, neither Oriental Trust, the Distributor or any other person can guarantee the value of the shares at any particular time. Under certain conditions the value of the shares held by the shareholder may be less than the aggregate amount invested by the shareholder. Furthermore, the Fund or any other person cannot guarantee or represent that funds received from the sale of shares or derived from income received or investments made by the Fund can be invested or reinvested, as the case may be, at the same rate as that at which assets of the Fund were initially invested, nor that any shareholder will receive any anticipated rate of return while he or she holds shares.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Purchases and Redemptions of Fund Shares

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of the Fund shares.

Purchases and Offering of Shares

The Trust has had a continuous offering of its shares since 2021. The shares are registered with the SEC under the Securities Act and the 1940 Act.

The public offering price of the shares during the continuous offering is the Sales Price, which is determined by the Fund’s investment administrator on each Business Day. The number of shares credited to the shareholder will be equal to the cash amount received by the Fund divided by the net asset value per share of the Fund that is applicable on the day the funds are received (the “Sales Price”). If such day is not a Business Day, the Sales Price will be determined on the next Business Day. The Sales Price applicable during any given Business Day is the Sales Price calculated as of the close of trading on the NYSE on such Business Day. Computations will be done to three decimal points.

The Fund reserves the right to limit the sales of shares and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund or its Shareholders. The Fund reserves the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend, without notice, the sale of shares to the public in response to conditions in the securities markets or otherwise.

Purchases of certain share classes through financial intermediaries—Pursuant to SEC guidance, certain financial intermediaries may impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of Fund shares. Specifically, purchases of Class P shares of the Fund may be made only through qualified Puerto Rican individual retirement accounts (“IRAs”). Purchases of Class P shares, Class T shares, and Class NT through qualified Puerto Rican IRAs are subject to certain fees related to the maintenance and operations of those accounts. In the event that Class A shares are purchased through qualified Puerto Rican IRAs, they will also be subject to the certain fees related to the maintenance and operations of those accounts. These charges and fees are not disclosed in the prospectus or this SAI. You should consult with representatives of your financial intermediary or visit the financial intermediary’s website for more information.

If Fund shares are purchased through a financial intermediary, the financial intermediary may receive all or a portion of the sales charges and distribution fees discussed under “Purchase and Redemption of Fund Shares” in the prospectus and under “Capital Stock” and “Purchases and Offering of Shares” in this SAI. In this context, the term “financial intermediaries” includes any broker-dealer, bank, or other financial intermediary having a selling or similar agreement with the Distributor.

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Oriental Trust (or its affiliates) may from time to time make additional payments from their own resources to financial intermediaries in connection with the sale of Class A and Class C shares of the Fund (“additional payments”). Such payments may come directly or indirectly from fees paid by the Fund to Oriental Trust for various services, such as investment advisory services. The additional payments are not an additional charge to the Fund or its shareholders and do not change the price paid by shareholders for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases.

The additional payments may be calculated based on sales of shares of the Fund (i.e., as a percentage of the value of shares sold), and they primarily create an incentive for new sales of shares of the Fund. Oriental Trust is motivated to make the additional payments as they promote the sale of Fund shares. To the extent financial intermediaries sell more shares of the Fund, Oriental Trust benefits from the incremental management fees paid to Oriental Trust with respect to those assets.

The additional payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. In certain cases, the payments could be significant to the financial intermediary. Certain arrangements are still being negotiated. Accordingly, please contact your financial intermediary to determine whether they currently may be receiving the additional payments and to obtain further information regarding any such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with representatives of your financial intermediary.

Redemptions in Kind

The Fund has reserved the right to pay the Redemption Price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value per share for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. Under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of the remaining redemption proceeds in securities with a market value equal to the Redemption Price (redemption in kind).

The Fund may hold illiquid investments but not more than 15% of the Fund’s assets. As discussed above, for purposes of redemptions in-kind, illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid investments, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption in accordance with the Trust’s Liquidity Risk Management Program and Redemption In-Kind Policies and Procedures. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Distributions and Tax Information

Distributions

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually.

The Fund will make a distribution of any undistributed capital gains, if any, at least annually, usually in December. The Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Distributions will be reinvested in shares of the Fund, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.

Dividends to individual shareholders consisting of Ordinary Dividends (defined below under the heading, “Tax Information”) will be distributed net of the 15% tax imposed by the PR Code, which will be automatically withheld at source by the Fund. All dividend distributions by the Fund to a tax-advantaged account, such as a Puerto Rico tax-qualified retirement plan or IRA account, will be made on a gross basis, without any tax withholding, and will be reinvested automatically in shares of the Fund. Such distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account

On or before February 28 of each year, the Fund will file with the Puerto Rico Treasury Department (“PRTD”), and provide a copy to each shareholder, an informative return to report all distributions made to each shareholder during the preceding tax year.

Tax Information

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussion of the U.S. federal tax consequences in the Prospectus and this SAI are based on US Code and the regulations issued thereunder, and court decisions and administrative interpretations, as in effect on the date of this SAI. Except where otherwise indicated, the US income tax discussion assumes that the investors are individual U.S. citizens or residents (“US Individuals”), taxable corporations created or organized under the laws of a State of the United States (“US Corporations” and together with US Individuals, the “US Shareholders”), and taxable corporations organized under the laws of Puerto Rico (“Puerto Rico Corporations”) which are not subject to the controlled foreign corporation regime or the passive foreign investment company rules of the US Code. This discussion further assumes that no US Shareholder will hold directly, indirectly or by attribution 10% or more of the shares of the Fund.

The Puerto Rico tax discussion is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder, the administrative pronouncements issued by the PRTD, the Puerto Rico Municipal Code, as amended (the “Municipal Code”), and the regulations promulgated thereunder, and Act 93-2013. The Puerto Rico tax discussion assumes that (i) the Fund will meet the requirements of PR Code Section 1112.01 and the 1940 Act, (ii) all individual investors are US citizens, and (ii) no investor will be subject to special rules of taxation, such as partnerships or entities that are treated as conduit entities for Puerto Rico income tax purposes, “Special Partnerships,” “Subchapter E Corporations” (Corporations of Individuals), life insurance companies, registered investment companies, tax exempt organizations, estates and trusts.

No attempt has been made to discuss all Puerto Rico and U.S. federal income or other tax matters that may affect the Fund or its investors. The statements that follow are based on the existing provisions of the US and PR statutes and regulations above mentioned, and the corresponding judicial decisions and administrative pronouncements issued by the pertinent governmental agencies, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein are not binding on the PRTD, any municipality or Puerto Rico governmental agency, the IRS and the courts. Accordingly, there can be no assurance that such conclusions, if challenged, will be sustained.

For purposes of the following Puerto Rico tax discussion, the term “Foreign Corporation” is used to refer to a corporation organized under the laws of a jurisdiction other than Puerto Rico.

Puerto Rico Taxation of the Fund

Income Taxes. As an investment company (i) organized in Puerto Rico, (ii) with its principal office in Puerto Rico, and (iii) registered with the SEC under the 1940 Act, the Fund will be treated as a registered investment company under Section 1112.01 of the PR Code. As such, the Fund will be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the PR Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, stocks, bonds, notes and other securities, debt instruments or obligations (collectively, “Securities”) issued by Puerto Rico and Foreign entities are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund, are not subject to municipal license taxes, provided that they are registered under Act 93-2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of PR Treasury Determination 19-04 should be constructed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Exempt Dividends,” “Capital Gain Dividends,” or “Ordinary Dividends” as discussed below.

Distributions paid by the Fund from its earnings and profits derived from certain exempt income described in Section 1031.02 of the PR Code, including without limitation, interest on obligations of the United States, any state or territory of the United States or political subdivision thereof and of the District of Columbia constitute exempt dividends (“Exempt Dividends”) and are exempt from Puerto

Rico income tax. However, individual investors will be irrevocably agreeing that all Exempt Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The 15% withholding tax may be claimed as a credit against the Puerto Rico income tax of the investor.

Distributions paid by the Fund from its earnings and profits derived from the sale or exchange of property constitute capital gain dividends (“Capital Gain Dividends”) and are taxable as long-term capital gains regardless of how long the shares of the Fund have been held by the shareholder. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15% (subject to the alternate basic tax discussed below) in the case of individuals that are bona fide residents of Puerto Rico within the meaning of US Code Sections 933 and 937 (“Individual PR Residents”), and for the alternative 20% income tax rate in the case of Puerto Rico Corporations.

A dividend distributed by the Fund that is not an Exempt Dividend or Capital Gain Dividend constitutes an ordinary dividend (“Ordinary Dividend”) if made out of earnings and profits attributable to income that is included in gross income by the Fund for Puerto Rico income taxes and subject to Puerto Rico income tax under the PR Code.

Ordinary Dividends and Capital Gain Dividends received by Individual PR Residents and Puerto Rico Corporations are included in income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be) regardless of whether they are reinvested in additional shares of the Fund pursuant to the Fund’s dividend reinvestment plan (if and when such plan is established). Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to a shareholder to the extent of the shareholders basis in the shares of the Fund, and any excess will be treated as a gain from the sale or exchange of such shares and subject to the tax consequences described below under Sale, Exchange or Other Disposition of the shares of the Fund.

Ordinary Dividends received by Individual PR Residents will be subject to a 15% preferential tax (subject to the alternate basic tax discussed below) to be withheld at source, rather than to the regular tax on ordinary income. Upon filing a Puerto Rico income tax return, the Individual PR Residents may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes. By purchasing the shares of the Fund, each Individual PR Resident will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.

An Ordinary Dividend received by a Puerto Rico Corporation will be subject to regular and alternative minimum tax. An Ordinary Dividend received by a Puerto Rico Corporation will qualify for 85% dividends received deduction. Puerto Rico Corporations will not be eligible for the 15% preferential tax applicable in the case of Individual PR Residents.

Alternate Basic Tax. Individual PR Residents are subject to alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax applies with respect to Individual PR Residents that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income (the 24% top marginal rate applies to alternate basic tax net income in excess of $250,000). The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Individual PR Residents on the sale, exchange or other taxable disposition of the shares of the Fund. It should be noted that Exempt Dividends paid by the Fund are not subject to alternate basic tax.

Puerto Rico Tax-qualified retirement plans and IRAs. Tax-qualified retirement plans and IRA accounts will not be subject to income taxation on Ordinary Dividends, Capital Gain Dividends and gains recognized from the sale, exchange or disposition of the shares of the Fund.

Income derived by IRA accounts from their shares of the Fund, and distributions by IRA trusts to IRA account beneficiaries, will be subject to the tax treatment afforded under the PR Code to IRA trusts and their beneficiaries, as disclosed in the offering documents for each IRA trust.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No PR income tax should apply on Exempt Dividends as well as Capital Gain Dividends because the former are tax-exempt and the latter are treated as long-term capital gains from sources outside of Puerto Rico. By purchasing the shares of the Fund, each individual investor not resident of Puerto Rico will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.

Foreign Corporations. The income taxation of Ordinary Dividends and Capital Gain Dividends paid by the Fund to a foreign corporation will depend on whether or not the foreign corporation is engaged in a trade or business in Puerto Rico in the taxable year of the dividend.

A foreign corporation that is not engaged in a trade or business in Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the income tax rate of 10%, and no PR income tax should apply on Exempt Dividends as well as Capital Gain Dividends because the former are tax-exempt and the latter are treated as long-term capital gains from sources outside of Puerto Rico.

Foreign corporations that are engaged in trade or business in Puerto Rico are subject to the applicable regular Puerto Rico corporate income tax rates on their net income that is effectively connected with the active conduct of a trade or business in Puerto Rico. This income will include all net income from sources within Puerto Rico, such as the Ordinary Dividends, and certain items of net income from sources outside Puerto Rico that are effectively connected with the active conduct of a trade or business in Puerto Rico, which may include Capital Gain Dividends in the case of foreign corporations engaged in a financing, lending or trading business in Puerto Rico. Such net income would be subject to the same rules applicable to Puerto Rico Corporations (including the dividends received deduction and 20% preferential tax on capital gains, discussed above). In general, foreign corporations that are engaged in a trade or business in Puerto Rico are subject to tax at gradual corporate income tax rates that range from 18.5% to 37.5%, plus a 10% branch profits tax.

Sale, Exchange or Other Disposition of the shares of the Fund. Gain recognized by a shareholder from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares in the Fund will be treated as a capital gain for shareholders who hold such shares as a capital asset and as a long-term capital gain if such shares have been held by the shareholder for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Individual PR Residents, on the sale, exchange or other disposition of their shares in the Fund will be subject to a 15% income tax rate. Alternatively, the Individual PR Residents may elect to include such long-term capital gains as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Puerto Rico Corporation on the sale, exchange or other disposition of its shares in the Fund will be subject to an alternative 20% income tax rate. Alternatively, a Puerto Rico Corporation may also elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Losses from the sale, exchange or other disposition of shares in the Fund that constitute capital assets in the hands of Individual PR Residents or Puerto Rico Corporations are deductible only to the extent of gains recognized by such shareholders from the sale, exchange or other disposition of capital assets. Individual PR Residents may also deduct up to $1,000 of such capital losses against ordinary income and the balance can be carried forward to the following seven (7) taxable years as a deduction against net capital gains derived in such years, provided, however, that the deduction may not exceed 90% of such capital gains. The deduction by Puerto Rico Corporations for losses carried over to subsequent taxable years is limited to 90% of the amount of capital gains.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico should not be subject to Puerto Rico income tax on the sale or exchange of shares of the Fund because such gain constitutes income from sources outside Puerto Rico.

Foreign Corporations. Foreign corporations that are not engaged in a trade or business in Puerto Rico will not be subject to Puerto Rico income tax on any capital gain realized on the sale or exchange of shares of the Fund because such gains should constitute income from sources outside Puerto Rico. A foreign corporation that is engaged in a financing, banking or trading business in Puerto Rico will generally be subject to Puerto Rico corporate income tax on any gain realized on the sale or exchange of shares of the Fund because such gain should be treated as effectively connected with such trade or business in Puerto Rico. Any such gain should be eligible for the alternative tax of 20% if it qualifies as a long-term capital gain. In general, a foreign corporation that is engaged in a trade or business in Puerto Rico will also be subject to a 10% branch profits tax.

Estate and Gift Taxes. Estate and gift taxes imposed by the PR Code have been repealed with respect to transfers by inheritance or gift occurring after December 31, 2017.

Municipal License Taxes. Under the Municipal Code, all dividends distributed by the Fund to Puerto Rico Corporations engaged in business in Puerto Rico will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5% if such shareholders are engaged in a financial business, or of up to 0.5% if such shareholders are engaged in non-financial businesses. Individual investors and Puerto Rico Corporations not engaged in business in Puerto Rico should not be subject to a municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the shares of the Fund should be exempt from Puerto Rico personal property taxes in the hands of the Fund shareholders.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and its shareholders and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. Based on certain representations made by the Fund, under current United States federal income tax law, the Fund should not be engaged in a U.S. trade or business. Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”) are not subject to United States federal income taxation. Moreover, as an investment trust organized under Puerto Rico law treated as a foreign corporation not engaged in trade or business under the US Code, the Fund will only be subject to United States federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund will be subject to withholding of United States federal income tax at a 10% gross rate on U.S. source dividends (if certain conditions are met) and at a 30% gross rate on such other U.S. source income. If the Fund ultimately is found to be engaged in a U.S. trade or business, it would be subject to U.S. corporate income tax at the regular rates applicable to corporations (currently 21%) on that part of its net income that is effectively connected with such business and, in addition, to a branch profits tax (which generally is imposed on a foreign corporation upon the repatriation outside of the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate on its earnings and profits attributable to such effectively connected income, subject to a number of statutory adjustments.

Sections 1471-1474 of the US Code (commonly known as “FATCA”) impose a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (“NFFE”) (including “territory non-financial foreign entities”) unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to interest and other periodic payments.

Pursuant to the FATCA Regulations, the Fund will be treated as a passive NFFE. Accordingly, the Fund will be required to provide to withholding agents or any other entity required to certify the Fund’s status under FATCA, certain information about its direct or indirect substantial U.S. owners, or alternatively, certify to such withholding agents or entities that the Fund has no such substantial U.S. owners. If the Fund were to be unable to provide such investor information or otherwise fail or be unable to comply with the legal and regulatory requirements of the US Code with respect to FATCA, the Fund’s U.S. source income would be reduced, inasmuch as it would be subject to such 30% withholding tax. The 30% withholding would result in a reduction of the Fund’s income available for distribution to its shareholders and may negatively affect the Fund’s ability to fulfill its obligations.

By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements, authorizes the Fund to redeem his or her shares if it fails to timely provide such information or certifications and agrees to indemnify the Fund from any tax withheld due to such investors failure to timely provide the information required under FATCA.

Prospective investors should consult with their own tax advisers regarding these matters and similar disclosure requirements as they apply to them.

United States Taxation of Fund Shareholders

Income Taxes. The Fund intends to be treated as a foreign corporation not engaged in US trade or business under the US Code and dividends paid by the Fund will generally have a Puerto Rico source rather than a US source classification.

In general, Fund’s distributions to US Shareholders will be taxable for US federal income tax purposes, regardless of whether they are received in cash or reinvested in Fund shares and will be subject to the passive foreign investment company (“PFIC”) rules described below. Gains from the sale of the shares of the Fund will also be taxable under the US Code and subject to the PFIC rules.

Puerto Rico Corporations that are not engaged in a U.S. trade or business should not be subject to US taxation on dividends received from the Fund and on gains from the sale or exchange of their shares in the Fund.

Under US Code Sections 933 and 937, and the regulations thereunder, Individual PR Residents who own, directly or indirectly, less than 10% of the total shares of the Fund will not be subject to United States income taxation on dividends received from the Fund. Also, Individual PR Residents will not be subject to United States income taxation on gains from the sale or exchange of their shares of the Fund. However, these shareholders will not generally be allowed a tax deduction for any amount allocable to or chargeable against amounts so excluded from the Individual PR Residents’ gross income.

In the case of Individual PR Residents who own, directly or indirectly, at least 10% of the total shares of the Fund, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico and exempt for U.S. federal income taxes. For these shareholders, the Puerto Rico source ratio of any dividend from the Fund shall be a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the testing period and the denominator of which equals the total gross income of the Fund for the testing period. The term “testing period” as used herein means the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years). In the case of these shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) will be subject to United States income taxation, including the PFIC rules described below.

Individual PR Residents should consult their tax advisers to determine if under the provisions of Section 937 of the US Code and the regulations promulgated thereunder, they meet the direct or indirect 10% ownership requirement described above since certain attribution rules apply for purposes of determining such 10% ownership requirement. If after consulting his or her tax adviser, an Individual PR Resident determines that he or she is a 10% shareholder of the Fund, such shareholder must contact the investment adviser to get the necessary information to determine which part of the dividend received by him or her is from sources other than Puerto Rico.

Notwithstanding the foregoing, Individual PR Residents should also note that Section 937(b) of the US Code includes an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from United States sources would retain its character as U.S. source income notwithstanding the fact that the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the United States. We understand, however, that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by governmental authorities and, therefore, dividends paid by the Fund should be sourced by the general sourcing rules, which will treat such distributions as income from Puerto Rico sources.

Under current United States federal income tax law, the Fund will likely be treated as a PFIC. Under the PFIC rules, a Fund shareholder that is a US Shareholder (i.e., a U.S. citizen or resident of the United States, a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the United States) and that disposes of its PFIC stock at a gain is treated as receiving an excess distribution equal to such gain. In addition, if a US shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such shareholder has received from the PFIC during the three preceding taxable years (or shorter period if the US shareholder has not held the stock for three years), the US shareholder is treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over the US shareholder’s holding period for the shares of the Fund, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the applicable class of taxpayer for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, US shareholders may, in certain circumstances, elect a mark-to-market treatment with respect to their shares in the Fund.

Under a proposed US Code regulation, Individual PR Residents are subject to the PFIC rules described above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico, is allocated to a taxable year during which the Individual PR Residents held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or is treated as a dividend from United States sources under the rules of US Code Section 933 and 937 described above. The portion of the excess distribution or gain considered to be Puerto Rico source income should not be subject to U.S. federal income tax pursuant to US Code Section 933.

Individual shareholders of a PFIC (such as the Fund) who are, among others, United States citizens, must file an annual report (IRS Form 8621) containing such information as the Secretary of the U.S. Treasury may require, unless an exemption from such filing requirement applies.

Estate and Gift Taxes. The transfer of shares of the Fund by death or gift by an Individual PR Resident will not be subject to estate and gift taxes imposed by the US Code if such individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the US Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the shareholders and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to United States federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

State and Local Taxes. Distributions of Ordinary Dividends and Capital Gains dividends, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

It must be noted that the U.S. Code provides special rules for entities that are treated as partnerships for U.S. federal income tax purposes.

(if certain conditions are met) and at a 30% gross rate on such other U.S. source income. If the Fund ultimately is found to be engaged in a U.S. trade or business, it would be subject to U.S. corporate income tax at the regular rates applicable to corporations (currently 21%) on that part of its net income that is effectively connected with such business and, in addition, to a branch profits tax (which generally is imposed on a foreign corporation upon the repatriation outside of the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate on its earnings and profits attributable to such effectively connected income, subject to a number of statutory adjustments.

Sections 1471-1474 of the US Code (commonly known as “FATCA”) impose a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to interest and other periodic payments made after June 30, 2014. Regulations issued under FATCA (the “FATCA Regulations”) treat the Fund as a “non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS.

Under the FATCA Regulations, the Fund would not have to provide the required information only if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the US Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the US Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements, authorizes the Fund to redeem his or her shares if it fails to timely provide such information or certifications and agrees to indemnify the Fund from any tax withheld due to such investors failure to timely provide the information required under FATCA.

Prospective investors should consult with their own tax advisers regarding these matters and similar disclosure requirements as they apply to them.

United States Taxation of Fund Shareholders

Income Taxes. The Fund will be treated as a foreign corporation not engaged in US trade or business under the US Code and dividends paid by the Fund will generally have a Puerto Rico source rather than a US source classification.

In general, Fund’s distributions to US Shareholders will be taxable for US federal income tax purposes, regardless of whether they are received in cash or reinvested in Fund shares and will be subject to the passive foreign investment company (“PFIC”) rules described below. Gains from the sale of the shares of the Fund will also be taxable under the US Code and subject to the PFIC rules.

Puerto Rico Corporations that are not engaged in a U.S. trade or business should not be subject to US taxation on dividends received from the Fund and on gains from the sale or exchange of their shares in the Fund.

Under US Code Sections 933 and 937, and the regulations thereunder, Individual PR Residents who own, directly or indirectly, less than 10% of the total shares of the Fund will not be subject to United States income taxation on dividends received from the Fund. Also, Individual PR Residents will not be subject to United States income taxation on gains from the sale or exchange of their shares of the Fund. However, these shareholders will not generally be allowed a tax deduction for any amount allocable to or chargeable against amounts so excluded from the Individual PR Residents’ gross income.

In the case of Individual PR Residents who own, directly or indirectly, at least 10% of the total shares of the Fund, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico and exempt for U.S. federal income taxes. For these shareholders, the Puerto Rico source ratio of any dividend from the Fund shall be a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the testing period and the denominator of which equals the total gross income of the Fund for the testing period. The term “testing period” as used herein means the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years). In the case of these shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) will be subject to United States income taxation, including the PFIC rules described below.

Individual PR Residents should consult their tax advisers to determine if under the provisions of Section 937 of the US Code and the regulations promulgated thereunder, they meet the direct or indirect 10% ownership requirement described above since certain attribution rules apply for purposes of determining such 10% ownership requirement. If after consulting his or her tax adviser, an Individual PR Residents determines that he or she is a 10% shareholder of the Fund, such shareholder must contact the investment adviser to get the necessary information to determine which part of the dividend received by him or her is from sources other than Puerto Rico.

Notwithstanding the foregoing, Individual PR Residents should also note that Section 937(b) of the US Code includes an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from United States sources would retain its character as U.S. source income notwithstanding the fact that the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the United States. We understand, however, that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by governmental authorities and, therefore, dividends paid by the Fund should be sourced by the general sourcing rules, which will treat such distributions as income from Puerto Rico sources.

Under current United States federal income tax law, the Fund will likely be treated as a PFIC. Under the PFIC rules, a Fund shareholder that is a US Shareholder (i.e., a U.S. a citizen or resident of the United States, a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the United States) and that disposes of its PFIC stock at a gain is treated as receiving an excess distribution equal to such gain. In addition, if a US shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such shareholder has received from the PFIC during the three preceding taxable years (or shorter period if the US shareholder has not held the stock for three years), the US shareholder is treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over the US shareholder’s holding period for the shares of the Fund, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the applicable class of taxpayer for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, US shareholders may, in certain circumstances, elect a mark-to-market treatment with respect to their shares in the Fund.

Under a proposed US Code regulation, Individual PR Residents are subject to the PFIC rules described above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico, is allocated to a taxable year during which the Individual PR Residents held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or is treated as a dividend from United States sources under the rules of US Code Section 933 and 937 described above. The portion of the excess distribution or gain considered to be Puerto Rico source income should not be subject to U.S. federal income tax pursuant to US Code Section 933.

Individual shareholders of a PFIC (such as the Fund) who are, among others, United States citizens, must file an annual report (IRS Form 8621) containing such information as the Secretary of the U.S. Treasury may require, unless an exemption from such filing requirement applies.

Estate and Gift Taxes. The transfer of shares of the Fund by death or gift by an Individual PR Resident will not be subject to estate and gift taxes imposed by the US Code if such individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the US Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the shareholders and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to United States federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

State and Local Taxes. Distributions of Ordinary Dividends and Capital Gains dividends, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

It must be noted that the U.S. Code provides special rules for entities that are treated as partnerships for U.S. federal income tax purposes.

Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A shares and Class C shares of the Fund pay to Northern Lights Distributors, LLC (the “Distributor”) service and distribution fees as described in the prospectus. The Plan authorizes the Trust to pay the Distributor an annual fee of up to 0.25% (Class A Shares) or 1.00% (Class C Shares) of the Fund’s average daily net assets attributable to such classes, respectively, for services as the Fund’s principal distributor in connection with any activities or expenses primarily intended to result in the sale of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts, including, but not limited to, payment of compensation, including incentive compensation, to securities dealers and other financial institutions and organizations to obtain various distribution related and/or administrative services for the Fund’s investors. No distribution or service fees are paid with respect to Class P shares, Class T shares, Class NT shares or Class I shares.

The Board has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility, which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable the Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board also considered that continuing growth in the Fund’s size would be in the shareholders’ best interests because increased size would allow the Fund to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. In addition, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares, even in the case of the Fund being closed to new investors, which is not currently the case, is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The Board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of the Distributor as the Fund’s distributor, in promoting the continuous sale of the Fund’s shares. The Board, including the Independent Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders.

The Plan has been approved by the Board, including all of the Independent Trustees. The Plan must be reviewed annually by the Board and may be continued from year to year by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of Independent Trustees be done by Independent Trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and the Distributor, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.

Distributor

The Fund’s distributor, and any broker or dealer as may be authorized by it from time to time, will act as the distributors of the shares. The distributors will solicit subscriptions for the shares during the offering period.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, acts as principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement (the “Distribution Agreement”) between Northern Lights Distributors, LLC and the Fund, Northern Lights Distributors, LLC acts as the Trust’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

After its two-year initial term, the Distribution Agreement between the Trust and the Distributor continues in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the independent trustees.

The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, including a majority of the Independent Trustees, or by the Distributor on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Financial Statements

The Fund’s audited financial statements for the fiscal period ended June 30, 2026, appearing in the Form N-CSR as filed with the SEC, and the Fund’s unaudited financial statements for the fiscal period ended December 31, 2025, appearing in the Form N-CSRS as filed with the SEC, are incorporated herein by reference and made a part of this document. Copies of the Fund’s annual and semi-annual reports to shareholders may be obtained upon request and without charge by calling the Fund at 787-474-1993 or by downloading at www.dgiinvest.com/bf.

Appendix A

Summary of Credit Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectuses and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings — General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and SAI. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

Moody’s Ratings

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements—Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings — Municipal Securities and Commercial Paper

Moody’s Ratings

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hashmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable-rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group. Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA—Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA—High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A—Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1: Highest Credit Quality—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2: Good Credit Quality—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality—The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative—Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default—Denotes actual or imminent payment default.

Appendix B

Proxy Voting Policies

The following information is a summary of the proxy voting guidelines for Oriental Trust.

Oriental Trust (the Adviser)

Proxies are assets of Oriental Trust’s Clients that must be voted with diligence, care, and loyalty. Oriental Trust will vote each proxy in accordance with its fiduciary duty to its Clients. Oriental Trust will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Oriental Trust will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The CCO coordinates Oriental Trust’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Oriental Trust to maintain certain books and records associated with its proxy voting policies and procedures. Oriental Trust’s recordkeeping obligations are described in the Maintenance of Books and Records section of its Compliance Manual. The CCO will ensure that Oriental Trust complies with all applicable recordkeeping requirements associated with proxy voting.

A.	Proxy Voting Policies

Oriental Trust will ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately. Once the investment team receives a proxy voting ballot and accompanying materials, it will review the proposals being voted upon and will typically vote the shares by proxy either by mail, by phone or electronically. The vote will be recorded on the shareholder voting log and a copy of the shareholder voting materials will be retained.

Oriental Trust will conduct an investigation reasonably designed to ensure that the voting determination is not based on materially inaccurate or incomplete information (e.g., Oriental Trust will monitor corporate events with respect to those portfolio securities).

Oriental Trust may conduct a more detailed analysis than what may be entailed by application of its general voting guidelines (set forth below), to consider factors particular to the issuer or the voting matter under consideration (e.g., corporate events (mergers and acquisition transactions, dissolutions, conversions, or consolidations) or contested elections for directors). When determining whether to conduct such an issuer-specific analysis, or an analysis specific to the matter to be voted on, Oriental Trust will consider the potential effect of the vote on the value of a Client’s investments.

Guidelines. When Oriental Trust votes portfolio securities held by a Client that is a registered investment company, the following guidelines generally apply.

●	Proxy votes are cast FOR proposals that Oriental Trust reasonably believes:

i.	maintain or strengthen the shared interests of shareholders and management;

ii.	increase shareholder value;

iii.	maintain or increase shareholder influence over the issuer’s board of directors and management; and

iv.	maintain or increase the rights of shareholders.

●	Proxy votes are cast AGAINST proposals having the opposite effect, or where Oriental Trust does not have adequate objective facts available to it to make a reasonably informed decision as to whether the proposal is in the best interest of the Client.

In addition, if a Client that is a registered investment company invests in other investment companies in excess of the limitations in Section 12(d)(1) of the 1940 Act, Oriental Trust will, pursuant to Section 12(d)(1)(F) of the 1940 Act:

●	Vote the shares in the same proportion as the vote of all shares of the investment company are voted.

B.	Conflicts of Interest

From time to time, Oriental Trust or its portfolio managers (“Portfolio Managers”) may have a conflict of interest in making voting determinations with respect to a Client’s portfolio securities. A conflict of interest could arise, for example, because of a business relationship with an issuer, or a direct or indirect pecuniary interest in the issuer or matter being voted upon, or because of a personal

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relationship with corporate directors or candidates for directorships. Whether a material conflict of interest exists depends upon the facts and circumstances.

1.	Identifying Conflicts of Interest. For purposes of identifying conflicts of interest under these procedures, the Portfolio Manager(s) will rely upon the objective facts available to him (them) about an issuer and its voting matters from reliable sources. The Portfolio Manager(s) may determine that Oriental Trust or a Portfolio Manager has a conflict of interest for the following reasons, among others:

a.	Significant Business Relationships – The Portfolio Manager(s) will consider whether the matter involves an issuer or proponent with which Oriental Trust has a significant business relationship. Oriental Trust may have significant business relationships with certain entities, such as other investment advisory firms, service providers and vendors, clients and financial intermediaries. For this purpose, a “significant business relationship” is one that might create an incentive for Oriental Trust to vote in favor of the issuer’s management.

b.	Direct or Indirect Pecuniary Interest in Issuers or Voting Matters – The Portfolio Manager(s) may have beneficial ownership of securities of an issuer (including securities in an issuer’s capital structure different from those owned by a Client), or and thus an opportunity to profit from changes in the value of an issuer’s securities.

c.	Significant Personal or Family Relationships – The Portfolio Manager(s) will consider whether the matter involves an issuer, proponent or individual with which a Portfolio Manager may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Portfolio Manager votes the proxy.

2.	Disclosing and Mitigating Conflicts of Interest. If the Portfolio Manager(s) are aware of a potential conflict of interest that Oriental Trust or a Portfolio Manager has with respect to an issuer or a matter being voted upon (including those described above), the Portfolio Manager(s) will disclose the conflict(s) to Oriental Trust’s CCO. If the CCO determines that there is an actual material conflict of interest, Oriental Trust will convene a meeting of its senior management to determine how to vote after reviewing documentation associated with the proxy vote and considering, among other things:

a.	A vote’s likely short-term and long-term impact on the issuer;

b.	Whether the issuer has responded to the subject of the proxy vote in some other manner;

c.	Whether the issues raised by the proxy vote would be better handled by some other action by the issuer; and

d.	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives.

If the Client is a registered investment company, Oriental Trust will fully disclose to the board of the registered investment company (or an appropriate committee of such board), such that the board (or committee) can make a determination on how to vote the proxy.

C.	Annual Review

As part of Oriental Trust’s ongoing compliance program, Oriental Trust reviews and documents, no less frequently than annually, the adequacy of these voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether these policies and procedures continue to be reasonably designed to ensure that Oriental Trust casts votes on behalf of Clients in their best interest as required by rule 204-2(a)(17)(ii) and rule 206(4)-7(b) under the Advisers Act. Oriental Trust takes reasonable measures to determine that it is casting votes on behalf of its Clients consistently with these voting policies and procedures. Oriental Trust reviews the proxy votes it casts on behalf of its Clients as part of this annual review.

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Prospectus

2026

October 28, 2026

DGI Investment Trust

DGI U.S. Government Money Market Fund

Class A Withholding — MFAXX
Class A Non-Withholding — MFEXX
Class I Withholding — MFOXX
Class I Non-Withholding — MFUXX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment in the DGI U.S. Government Money Market Fund (the “Fund”) is intended for residents of the Commonwealth of Puerto Rico (“Puerto Rico”). If a purchaser of Fund shares is not a resident of Puerto Rico, his or her tax consequences related to investments in the Fund will be significantly different from other mutual funds. You may find further information with respect to taxation in the “Tax Information” section of this Prospectus.

SUMMARY SECTION: DGI U.S. GOVERNMENT MONEY MARKET FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	7
MANAGEMENT OF THE FUND	12
SHAREHOLDER INFORMATION	13
FINANCIAL HIGHLIGHTS	20

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SUMMARY SECTION: DGI U.S. GOVERNMENT MONEY MARKET FUND

Investment Objective

The Fund seeks to provide current income consistent with preservation of capital and liquidity.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Class A Withholding	Class A Non-Withholding	Class I Withholding	Class I Non-Withholding
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of the redemption price or offering price)	None	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Account Service Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Class A Withholding	Class A Non-Withholding	Class I Withholding	Class I Non-Withholding
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses[1]	1.48%	1.48%	1.48%	1.48%
Total Annual Fund Operating Expenses	1.93%	1.93%	1.68%	1.68%
Fee Waivers and/or Expense Reimbursements[2]	(0.98%)	(0.98%)	(0.73%)	(0.73%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.95%	0.95%	0.95%	0.95%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	The Investment Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent that Fund’s total annual fund operating expenses (including organizational and initial offering expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.95% of the average daily net assets of the Fund. Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded. Any repayment to the Investment Adviser will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The expense limitation may not be terminated until at least October 28, 2027, except by the Board.

Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Withholding	$97	$511
Class A Non-Withholding	$97	$511
Class I Withholding	$97	$458
Class I Non-Withholding	$97	$458

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Principal Investment Strategies

The Fund is a U.S. “government money market fund” (as defined in Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”)) that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests at least 99.5% of its total assets in cash, government securities, and repurchase agreements fully collateralized by cash or government securities. In addition, under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and repurchase agreements fully collateralized by government securities. The term “government securities” generally means any security issued or guaranteed as to principal or interest by the U.S. government or certain of its agencies or instrumentalities, or any certificate of deposit for such securities. The Fund may invest in shares of other government money market funds.

As a money market fund, the Fund is subject to the requirements of Rule 2a-7 with respect to the quality, maturity, diversification and liquidity of the Fund’s investments. The Fund invests only in U.S. dollar denominated securities maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations. The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average life to maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. As noted, the Fund must (as a government money market fund) invest at least 99.5% of its total assets in cash, government securities, or repurchase agreements fully collateralized by cash or government securities. The Fund will limit investments in excess of this 99.5% requirement to securities that are “Eligible Securities” as defined by applicable regulations at the time of purchase. Eligible Securities are (i) government securities, (ii) shares of other money market funds, and (iii) securities determined to present minimal credit risks by the Investment Adviser pursuant to guidelines approved by the Trust’s Board of Trustees (the “Board”).

In selecting securities for the Fund’s portfolio, the Investment Adviser focuses on securities that offer safety, liquidity, and a competitive yield.

The Fund normally holds portfolio securities to maturity but may sell a security when the Investment Adviser deems it advisable, such as when market or credit factors materially change.

For a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, please see “Portfolio Holdings Disclosure Policies and Procedures” in the Fund’s Statement of Additional Information (“SAI”).

The Fund is designed solely for Qualifying Investors (as defined in the section entitled “Tax Information” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RICs”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). The Fund will not qualify as a RIC and non-Qualifying Investors may suffer adverse consequences as a result.

Principal Risks

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s yield and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The below is a summary of certain risks which could affect the Fund’s performance. You should also consider the factors under “More Information About The Fund—Risks of Investing in the Fund” before investing in the Fund. The Fund’s principal risks include:

Money Market Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The Fund’s ability to maintain a stable price per share can be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.

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Interest-Rate Risk — The value of fixed-income securities will typically decline when interest rates rise. Alternatively, when interest rates go down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities.

New/Small Fund Risk — A new or small fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. New and smaller funds may require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. The Fund has limited performance history for investors to evaluate and it may not attract sufficient assets to achieve investment and trading efficiencies. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objectives, its performance may be negatively impacted, and any resulting liquidation could result in negative transaction costs for the Fund and have adverse tax consequences for investors.

Market Risk — The value of stocks and other securities can be highly volatile, and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political, or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.

Changing Fixed-Income Markets — After a period of raising rates in 2022 and 2023, the Federal Reserve lowered the federal funds rate five times between September 2024 and December 2025, but recently raised it in September 2026 and may continue to do so. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio, perhaps suddenly and to a significant degree. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Changes in central bank policies and other governmental actions and political events within the U.S. may also, among other things, affect investor and consumer expectations and confidence in the fixed income and other financial markets.

Credit Risk — Issuers or guarantors of fixed-income securities, and counterparties to repurchase agreements, could default or be downgraded if they fail to make required payments of principal or interest. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.

Tax Risks — The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), and the Puerto Rico Municipal Code, as amended (the “Municipal Code”). A risk exists that the Fund may not qualify for exemption from Puerto Rico taxation.

To be exempt from Puerto Rico income tax, the Fund must meet certain requirements, including being registered under Puerto Rico Act No. 93-2013, as amended, known as the “Puerto Rico Investment Companies Act of 2013” (“Act 93-2013”). Due to the repeal of Section 6(a)(1) of the 1940 Act, the Fund is required to be registered with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act and is barred from registering under Act 93-2013. In Administrative Determination 19-04, issued by the Secretary (“Secretary”) of the Puerto Rico Treasury Department (the “PRTD”) on September 5, 2019 (“Administrative Determination 19-04”), the PRTD held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under Act 93-2013 and thus will be entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. Puerto Rico investment companies registered under the 1940 Act, such as the Fund, can rely on the holding of Administrative Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the PRTD: (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) the Fund’s individual investors could be subject to a Puerto Rico income tax on the exempt dividends of a tax rate of 15% or up to 31.35% if the preferential dividend tax was not withheld at the source.

Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by Puerto Rico municipalities pursuant to the authority granted by the Municipal Code. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico (“Puerto Rico”). Puerto Rico investment companies registered under the 1940 Act should be able to rely on the holding of Administrative Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the Municipality of San Juan may disagree with the holding of Administrative Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

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As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the United States Internal Revenue Code of 1986, as amended (the “US Code”). The Fund does not intend to be engaged in a trade or business in the U.S.; therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a 30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding tax rate. The Fund is not subject to U.S. federal income tax on gains derived from the sale or exchange of securities (except for U.S. real property interests, as defined in Section 897 of the US Code), and on U.S. source interest income that qualifies as “portfolio interest.” However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax of 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after-tax income. See “Tax Information” below and in the SAI and consult your tax adviser.

Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.

U.S. Government Securities Risk — U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. U.S. Treasury obligations that are held to maturity have historically involved minimal risk of loss of principal. Securities issued or guaranteed by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Changes to the financial condition or credit rating of the U.S. government may cause the value of the U.S. Treasury obligations held by the Fund to decline. It is possible that the issuers of U.S. government securities, including U.S. Treasury obligations, will not have the funds to meet their payment obligations in the future, which could result in losses to and redemptions from the Fund.

Yield Risk — The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low or negative, the Fund may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value. Additionally, inflation may outpace and diminish investment returns over time. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates, which, in turn, may impact the Fund’s yield.

Financial Markets Regulatory Risk — Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Cash and Cash Equivalents Risk — To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation as a result of the Fund’s uninvested assets, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Management Risk — The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on the Investment Adviser’s skill and judgments regarding markets, interest rates, and individual securities selected for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect.

Cybersecurity Risk — The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.

Inflation Risk — Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and instruments that pay a fixed interest rate.

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Performance

The Fund recently commenced operations and does not have a full calendar year performance record. Therefore, performance information is not available and has not been presented for the Fund.

Fund Management

Oriental Trust, a registered investment adviser and a separately identifiable division of Oriental Bank (“Oriental Trust” or the “Investment Adviser”), is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio.

Purchase and Sale of Fund Shares

The shares are sold to prospective shareholders at the public offering price. Class A Withholding and Non-Withholding shares may be purchased by the public. Class I Withholding and Non-Withholding shares are available to institutional clients and to advisory or fee-based accounts. There is no minimum initial investment or minimum subsequent investment to purchase shares of the Fund. Requests to purchase or redeem shares of the Fund are processed on each Business Day, as defined under “Pricing of Fund Shares and Fair Value Pricing” in this Prospectus. You may purchase or redeem shares by contacting the Fund at 787-474-1993. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures. See the “Purchase and Redemption of Fund Shares” section of the statutory prospectus for more information.

Tax Information

The Fund is intended solely for residents of Puerto Rico.

The Fund will not qualify as a regulated investment company under Subchapter M of the US Code. Instead, and as further explained in the SAI, the Fund intends to be treated as a foreign corporation for U.S. income tax purposes that is not engaged in trade or business in the United States and that is subject to taxation under the laws of Puerto Rico. In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both.

Distributions to individuals who are residents of Puerto Rico (“Individual PR Residents”) of Ordinary Dividends and Capital Gain Dividends (as such terms are defined below under the heading “Tax Information”) qualify for a special PR income tax rate of 15%, if certain conditions are met. Distributions of Exempt Dividends (as such term is defined in the SAI) are exempt from Puerto Rico income taxes. To the extent that withholding is required, the 15% PR income tax will be withheld at source by the Fund or its paying agent for Class A Withholding Shares and Class I Withholding Shares. Notwithstanding the foregoing, distributions to Individual PR Residents may be subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax applies with respect to Individual PR Residents that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends, and long-term capital gains recognized by Individual PR Residents on the sale, exchange or other taxable disposition of the shares of the Fund.

Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No PR income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico. Also, no PR income tax should apply on Exempt Dividends.

By purchasing Class A Withholding Shares and Class I Withholding Shares of the Fund, each individual investor will be irrevocably agreeing to provide the Fund or its paying agent authority to make the 15% Puerto Rico income tax withholding on all Ordinary Dividends, Capital Gain Dividends, and Exempt Dividends to the extent the Fund or its paying agent deem such withholding to be necessary or appropriate. In the case of Exempt Dividends, Capital Gain Dividends, and Ordinary Dividends distributed to certain investors, the 15% withholding tax may be inapplicable or in excess of the applicable Puerto Rico income tax rate. In such cases, the investor should be able to either credit the 15% withholding tax against the applicable Puerto Rico income tax liability or request a refund from the PRTD of the 15% withholding tax or the excess of the 15% withholding tax over the ultimate tax liability, as applicable.

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Distributions from the Fund are generally not subject to U.S. federal income tax if the distribution is made to: (i) Individual PR Residents who are bona fide residents of Puerto Rico within the meaning of Section 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) trusts (other than business trusts) organized under the laws of Puerto Rico, if all the beneficiaries and the trustees are Qualifying Individuals or entities organized under the laws of Puerto Rico treated as corporations for income tax purposes (“Qualifying Trusts”), or (iii) entities organized under the laws of Puerto Rico treated as corporations for income tax purposes, engaged in trade or business, if any, exclusively in Puerto Rico and controlled by Qualifying Individuals (“Qualifying Corporations”). Distributions to investors who are not Qualifying Individuals, Qualifying Trusts or Qualifying Corporations may be subject to U.S. federal income taxes and adverse tax consequences may apply under the US Code.

Under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations, distributions from the Fund to Qualifying Individuals should be treated as Puerto Rico source income exempt from U.S. federal income taxes under US Code Section 933. Notwithstanding the foregoing, Qualifying Individuals holding, directly, indirectly or by attribution, 10% or more of the shares of the Fund, should note that dividends from the Fund may be treated as income from sources outside of Puerto Rico subject to adverse U.S. federal income taxes. Additionally, Qualifying Individuals, regardless of their percentage of shares held in the Fund, should note that pursuant to the regulations issued under Section 937(b) of the US Code, dividends from the Fund may be treated as income from sources within the U.S. subject to adverse U.S. federal income taxes, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico source income excluded from U.S. federal income taxes by shareholders who are bona fide residents of Puerto Rico within the meaning of US Code Sections 933 and 937. However, the U.S. Internal Revenue Service (“IRS”) or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from the United States sources subject to U.S. federal income taxes.

Please also refer to “Tax Information” in the SAI and consult your tax adviser.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as Oriental Trust) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT

THE FUND’S INVESTMENT STRATEGIES AND RISKS

Additional Principal Investment Strategy Information

The Fund is intended to be used as an investment option for direct investments by residents of Puerto Rico.

The Fund is a U.S. government money market fund. As permitted by Rule 2a-7, the Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests at least 99.5% of its total assets in cash, government securities, and repurchase agreements fully collateralized by cash or government securities. In addition, under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and repurchase agreements fully collateralized by government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements fully collateralized by cash. The term “government securities” generally means any security issued or guaranteed as to principal or interest by the U.S. government or certain of its agencies or instrumentalities. U.S. government securities issued by entities that are chartered or sponsored by the government are neither issued nor guaranteed by the U.S. Treasury. The Fund may invest in shares of other government money market funds.

The Fund is subject to SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Pursuant to the rules and regulations under the 1940 Act, currently the Fund invests only in U.S. dollar denominated securities maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations. Additionally, the Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average life to maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. As noted, the Fund must (as a government money market fund) invest at least 99.5% of its total assets in cash, government securities, or repurchase agreements fully collateralized by cash or government securities. The Fund will limit investments in excess of this 99.5% requirement to securities that are “Eligible Securities” as defined by applicable regulations at the time of purchase. Eligible Securities are (i) government securities, (ii) shares of other money market funds, and (iii) securities determined to present minimal credit risks by the Investment Adviser pursuant to guidelines approved by the Board. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

In selecting securities for the Fund’s portfolio, the Investment Adviser focuses on securities that offer safety, liquidity, and a competitive yield.

The Fund normally holds portfolio securities to maturity, but may sell a security when the Investment Adviser deems it advisable, such as when market or credit factors materially change.

The Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average portfolio maturity or investing in other securities that are Eligible Securities for purchase by money market funds as described in the Fund’s SAI, in anticipation of or in response to adverse market, economic, political or other conditions. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments.

The Fund does not currently intend to impose a liquidity fee on redemption of its shares; however, the Board reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.

The Fund is designed solely for Qualifying Investors (as defined in the section entitled “Tax Information” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as RICs under Subchapter M of the U.S. Code.

Oriental Trust, a registered investment adviser and a separately identifiable division of Oriental Bank, acts as the Investment Adviser to the Fund. As Investment Adviser, Oriental Trust is responsible for recommending new investments and/or changes in existing investments of the Fund consistent with the investment policy of the Fund. Oriental Trust, when executing those transactions, is required to obtain offers to purchase or sell a particular investment unless such security is traded in an established market or exchange. In placing such orders, Oriental Trust will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting

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broker-dealers to execute such transactions, Oriental Trust may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of broker-dealers and the brokerage and research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. Oriental Trust is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Oriental Trust determines in good faith that such commission is reasonable in relation to the value of the brokerage and research service provided by such broker-dealer in discharging responsibilities with respect to the Fund.

The above-described investment activities may result in gains or losses to the Fund. The income, gains and return of principal received by the Fund in the course of its investment activities are reinvested in a manner consistent with the investment objective and policies of the Fund described above.

Additional Principal Risk Information

In addition to the investment risks deemed to be principal for the Fund, the Fund may be subject to additional, non-principal risks. For more information about the Fund’s non-principal investment strategies and risks, see the Fund’s SAI.

Money Market Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. In the event of a negative interest rate environment the Fund may reduce the number of shares outstanding to maintain a stable net asset value per share in the manner contemplated by Rule 2a-7, subject to certain Board determinations and disclosures to investors.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.

Interest-Rate Risk — The value of fixed-income securities will typically decline when interest rates rise. Alternatively, when interest rates go down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of securities held by the Fund.

New/Small Fund Risk — A new or small fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. New and smaller funds may require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. The Fund has limited performance history for investors to evaluate and it may not attract sufficient assets to achieve investment and trading efficiencies. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objectives, its performance may be negatively impacted, and any resulting liquidation could result in negative transaction costs for the Fund and have adverse tax consequences for investors.

Market Risk — The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments. The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. The overall stock market may also be adversely affected by policy changes by the U.S. government, Federal Reserve, or other government actors. Increasingly strained relations between countries, including between the United States and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The value of the Fund’s investments may decline over short periods due to short-term market movements and over longer periods during extended market downturns.

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Changing Fixed-Income Markets — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. Similar steps took place again in 2020 and 2021 in an effort to support the economy during the COVID-19 pandemic. However, the Federal Reserve raised the federal funds rate eleven times between March 2022 and July 2023 then lowered it five times between September 2024 and December 2025. The Federal Reserve recently raised the federal funds rate in September 2026 to combat consistently elevated inflation and may continue to do so. Any increases in the federal funds rate may expose fixed-income and related markets to heightened volatility, perhaps suddenly and to a significant degree, and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments to decline. To the extent the Fund experiences a high rate of redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed-income markets. Changes in the policies of the central bank and other governmental actions and political events within the United States and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely affect the Fund, including its operations and universe of potential investment options, and could also lead to higher-than-normal redemptions by Fund shareholders, potentially increasing the Fund’s portfolio turnover rate and transaction costs.

Credit Risk — Credit risk is the risk that an issuer may fail or become less able to make payments when due. Issuers or guarantors of a fixed-income securities, and counterparties and repurchase agreements, could be downgraded or default. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.

Tax Risks — The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax as a registered investment company under the PR Code and the Municipal Code.

To be exempt from Puerto Rico income tax the Fund must meet certain requirements, including being registered under Act 93-2013. Due to the repeal of Section 6(a)(1) of the 1940 Act, under which investment companies in Puerto Rico and other U.S. territories were exempt from registration, the Fund must register with the SEC under the 1940 Act and is barred from registering under Act 93-2013. In Administrative Determination 19-04, the PRTD held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as if it were a registered investment company under Act 93-2013 and thus will be entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. Puerto Rico investment companies registered under the 1940 Act, such as the Fund, can rely on the holding of Administrative Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the PR Code. If such determination is revoked by the PRTD or the PR Code is amended to provide otherwise: (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, dividend income and short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) the Fund’s individual investors could be subject to a Puerto Rico income tax on the exempt dividends of a tax rate of 15% or up to 31.35% if the preferential dividend tax was not withheld at the source.

Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by Puerto Rico. Therefore, Puerto Rico investment companies registered under the 1940 Act should be able to rely on the holding of Administrative Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the Municipality of San Juan may disagree with the holding of Administrative Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

As an investment trust organized under Puerto Rico law, the Fund is treated as a foreign corporation under the US Code. The Fund does not intend to be engaged in a trade or business in the U.S.; therefore, the Fund should be subject only to a U.S. federal income tax withholding of 10% on U.S. source dividends, if certain conditions are met, and a 30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding tax rate. The Fund is not subject to U.S. federal income tax on gains derived from the sale or exchange of securities (except for U.S. real property interests, as defined in Section 897 of the US Code), and on U.S. source interest income that qualifies as “portfolio interest.” However, if the Fund operates in such a manner that is found to be engaged in a trade or business in the U.S., it will be subject to a U.S. federal income tax of 21% on its net income connected to such U.S. trade or business and to a 30% branch profits tax on its after-tax income. See “Tax Information” below and in the SAI and consult your tax adviser.

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Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform. In addition, fluctuations in the amounts paid on the repurchase agreements entered into by the Fund, may reduce the amounts available for dividend distributions to shareholders.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.

The use of repurchase agreements may involve additional risks including counterparty risk. In the event of default where either the borrower is unable to pay the principal or the lender fails to return the collateral, the non-defaulting party will have contractual remedies pursuant to the agreement related to the transaction. The Fund intends to enter into repurchase agreements only with selected counterparties that meet certain standards.

New clearing requirements could make it more difficult for the Fund to execute certain investment strategies.

U.S. Government Securities Risk — U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. It is possible that the issuers of some U.S. government securities will not be able to timely meet their payment obligations in the future, and there is a risk of default. With respect to certain agency-issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. U.S. Treasury obligations that are held to maturity have historically involved minimal risk of loss of principal. Securities issued or guaranteed by the U.S. Treasury are backed by the full faith and credit of the United States but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Changes to the financial condition or credit rating of the U.S. government may cause the value of the U.S. Treasury obligations held by the Fund to decline. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, which could result in losses to and redemptions from the Fund (e.g., Congressional debt ceiling impasses). Such non‑payment could also result in substantial negative consequences for the U.S. economy and the global financial system.

Yield Risk — The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low or negative, the Fund may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value. Additionally, inflation may outpace and diminish investment returns over time. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates, which, in turn, may impact the Fund’s yield.

Financial Markets Regulatory Risk — Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence, increase volatility in the financial markets, perhaps suddenly and to a significant degree, result in higher interest rates, and even raise concerns about the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Redemption Risk — The Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if the Fund must sell illiquid securities to meet redemption requests. Heavy redemptions may hurt the Fund’s performance. Additionally, the redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

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Cash and Cash Equivalents Risk — For various portfolio management purposes (including during normal market conditions), the Fund may maintain assets in cash or allocate assets to cash equivalents. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation as a result of the Fund’s uninvested assets, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.

Management Risk — The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Oriental Trust’s skill and judgments regarding markets, interest rates and individual securities selected for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Oriental Trust’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to Oriental Trust in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.

Cybersecurity Risk — The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

No FDIC Insurance Risk — An investment in the Fund is not a deposit of Oriental Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings will available in the Fund’s SAI, a copy of which can be obtained free of charge on the Fund’s website at https://dgiinvest.com/mmf.

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MANAGEMENT OF THE FUND

Investment Adviser

Oriental Trust, a registered investment adviser and separately identifiable division of Oriental Bank, located at Oriental Center, 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918, acts as investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) with the Fund. Oriental Trust is the trust department of Oriental Bank and is registered as an investment adviser with the SEC and was formed on June 30, 1994, in Puerto Rico. As of June 30, 2026, Oriental Trust had assets under management of approximately $335.3 million.

A discussion regarding the Board’s approval of the Advisory Agreement with respect to the Fund is available on the Fund’s website and on the Fund’s Form N-CSR filed with the SEC for the period ended June 30, 2026. This report may be accessed through the following website: https://dgiinvest.com/mmf.

As the Fund’s adviser, Oriental Trust has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies.

Under the Advisory Agreement, Oriental Trust is entitled to receive an annual management fee calculated daily and payable monthly equal to 0.20%, computed daily based on the average net assets of the Fund and paid on the last day of each month.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent that Fund’s total annual fund operating expenses (including organizational and initial offering expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.95% of the average daily net assets of the Fund. Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded. Any repayment to the Investment Adviser will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The expense limitation may not be terminated until at least October 28, 2027, except by the Board.

The Investment Adviser may voluntarily undertake to reimburse expenses and/or waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Investment Adviser is not required to reimburse expenses or waive fees to assist the Fund in attempting to maintain a positive yield, and any undertaking to do so may be amended or withdrawn at any time without notice.

Fund Expenses

In addition to the management fees discussed above, the Fund incurs other expenses such as custodian, transfer agency, interest, and other customary Fund expenses.

Distribution and Service Fees

The Fund has adopted a Distribution and Shareholder Servicing Plan under Rule 12b-1 of the 1940 Act, which permits Class A Withholding and Class A Non-Withholding shares of the Fund to compensate Northern Lights Distributors, LLC (the “Distributor”) through distribution and/or service fees (“Rule 12b-1 fees”) for expenses associated with distributing and selling shares and maintaining shareholder accounts. These Rule 12b-1 fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Class I shares pay no Rule 12b-1 fees.

These Rule 12b-1 fees are paid from the Fund’s assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, Rule 12b-1 fees increase the cost of your investment. Under the Distribution and Shareholder Servicing Plan, Class A Withholding and Class A Non-Withholding shares pay the Distributor an annual fee of up to 0.25% of the Fund’s average daily net assets attributable to such classes.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares and Fair Value Pricing

The price of the Fund’s shares is based on the Fund’s net asset value per share. The net asset value per share is calculated once per Business Day (as defined below) at 4:00 P.M. New York time. If the Fund closes early on a Business Day, the Fund will calculate its net asset value as of the time of such closing.

The Fund values its portfolio securities using the amortized cost method, which approximates market value. This method of valuation is designed to enable the Fund to price its shares at $1.00 per share. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

A “Business Day” is any day that (1) both the Federal Reserve Bank of New York and the Fund’s custodian are open for business and (2) the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. The Fund is authorized not to open for trading on a day that is otherwise a Business Day if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading; any such day will not be considered a Business Day. The Fund also may close early on a Business Day if SIFMA recommends that government securities dealers close early. If the Fund uses its discretion to close early on a Business Day, the Fund will calculate its net asset value as of the time of such closing.

The Fund may postpone the right of redemption under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

The Fund may, in its discretion, limit or refuse to accept purchase orders.

Currently, certain financial intermediaries may serve as agents for the Fund and accept orders on their behalf. Where a financial intermediary serves as agent, the order is priced at the Fund’s net asset value next calculated after it is accepted by the financial intermediary. In such cases, if requested by the Fund, the financial intermediary is responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a financial intermediary that has not received authorization to accept orders on the Fund’s behalf are priced at the Fund’s net asset value next calculated by the Fund after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.

More information about the valuation of the Fund’s holdings can be found in the SAI.

Information About the Fund’s Share Classes

The Fund currently offers Class A Withholding Shares, Class A Non-Withholding, Class I Withholding, and Class I Non-Withholding Shares. Each share class represents an ownership interest in the same investment portfolio of securities. Each share class has different eligibility and availability criteria expenses, and dividends and distributions, allowing you to invest in the way that best suits your needs.

If you are eligible to invest in Class I Withholding Shares or Class I Non-Withholding Shares and such shares are offered, one of those classes is likely to be the most appropriate choice, as they do not have annual distribution or service fees.

If you select Class A Withholding and/or Class I Withholding Shares for your investment in the Fund you will be deemed to have instructed the Fund or its paying agent to cause to withhold a 15% withholding tax on all Exempt Dividends (as defined below, under “Tax Information”), Capital Gain Dividends (as defined below, under “Taxation”), and Ordinary Dividends (as defined below, under “Tax Information”) to the extent the Fund or its paying agent deem such withholding to be necessary or appropriate, and the brokers or other financial intermediaries through which the investors hold their shares will withhold the 15% withholding tax and pay it to the PRTD. In the case of Exempt Dividends, Capital Gain Dividends, and Ordinary Dividends distributed to certain investors, the 15% withholding tax may be inapplicable or in excess of the applicable Puerto Rico income tax rate. In such cases, the investor should be able to either credit the 15% withholding tax against the applicable Puerto Rico income tax liability or request a refund from the PRTD of the 15% withholding tax or the excess of the 15% withholding tax over the ultimate tax liability, as applicable. See “Tax Information” below.

If you are eligible and select Class A Non-Withholding Shares or Class I Non-Withholding Shares for your investment in the Fund, you are deemed to have irrevocably instructed the Fund not to cause to withhold the 15% withholding tax or any other Puerto Rico tax on Exempt Dividends, Capital Gain Dividends, and Ordinary Dividends, distributed on your shares, and the brokers or other financial intermediaries through which the investors hold their shares will not withhold any taxes payable to Puerto Rico. If you are a Qualifying Individual or a Qualifying Trust, including a Qualifying Retirement Trust, prior to or

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concurrently with the acquisition of the Class A Non-Withholding Shares or Class I Non-Withholding Shares you must deliver to the Fund or its agents a letter signed by you, in a form acceptable to the Fund certifying that you elect not to be subject to the 15% withholding tax imposed by subsection (a) of PR Code section 1023.06 and certifying that you are not subject to any other Puerto Rico withholding tax on dividends distributed by the Fund. Nonresident U.S. Citizens will not be able to acquire Class A Non-Withholding Shares or Class I Non-Withholding Shares because they are subject to a 15% withholding tax on Ordinary Dividends and thus would not be able to certify that they are not subject to any other Puerto Rico withholding tax on dividends distributed by the Fund. On the other hand, if you are a Qualifying Corporation (as defined below, under “Tax Information”) or a Resident Foreign Corporation prior to or concurrently with the acquisition of the Class A Non-Withholding Shares or Class I Non-Withholding Shares, you must deliver to the Fund a letter signed by you in a form acceptable to the Fund indicating that you are not subject to any Puerto Rico withholding tax on Ordinary Dividends and Capital Gain Dividends distributed by the Fund. Foreign Corporations will not be able to acquire Class A Non-Withholding Shares or Class I Non-Withholding Shares because they are subject to a 10% Puerto Rico withholding tax on Ordinary Dividends and thus would not be able to certify that they are not subject to Puerto Rico withholding tax on dividends distributed by the Fund.

In the event that the Fund, in its sole discretion, determines that the Non-Withholding Certification of a holder of Class A Non-Withholding Shares, at the time it was made was, or has subsequently become, inaccurate in any respect, the Fund may convert Class A Non-Withholding Shares held by such shareholder to Class A Withholding Shares with the same aggregate net asset value. The Fund may complete such a conversion without prior notice to such shareholder.

The Fund and its paying agent are not responsible for your share class selection. You should consult with your tax adviser to ensure that you select the share class appropriate for your withholding status and tax situation. Your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”) can also help you determine which share class is best suited to your personal financial goals.

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The table below summarizes key features of each of the share classes of the Fund.	Class A Withholding Shares	Class A Non-Withholding Shares	Class I Withholding Shares	Class I Non-Withholding Shares
Availability/Eligibility	Generally available.	Limited to investors that are not subject to Puerto Rico income tax withholding (other than the 15% withholding tax applicable to Qualifying Individuals and Qualifying Trusts, who must elect not to be subject to such withholding to be able to acquire this type of shares).

Limited to certain investors, including:

Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment adviser, trust company or bank in which the investor pays that financial intermediary a fee for investment advisory services and the financial intermediary through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares.

Limited to investors described under Class I Withholding Shares that are not subject to Puerto Rico income tax withholding (other than the 15% withholding tax applicable to Qualifying Individuals and Qualifying Trusts, who must elect not to be subject to such withholding to be able to acquire this type of shares).

Distribution and Service (12b-1) Fees	Distribution Fee: 0.25%	Distribution Fee: 0.25%	Distribution Fee: None	Distribution Fee: None

Advantage

Class A Shares are generally available and not limited to the types of investors described above for Class I Shares.

Qualifying Individuals, Qualifying Trusts and Nonresident U.S. Citizens will be subject to the reduced 15% Puerto Rico withholding tax on Ordinary Dividends, instead of the regular Puerto Rico income tax rate of up to 31.35% on income subject to that tax.

Investors can avoid excessive Puerto Rico income tax withholding on distributions otherwise exempt from Puerto Rico income taxes or subject to a lower effective Puerto Rico income tax rate.

There are no distribution or service fees.

Qualifying Individuals, Qualifying Trusts and Nonresident U.S. Citizens will be subject to the reduced 15% Puerto Rico withholding tax on Ordinary Dividends, instead of the regular Puerto Rico income tax rate of up to 31.35% on income subject to that tax.

Investors can avoid excessive Puerto Rico income tax withholding on distributions otherwise exempt from Puerto Rico income taxes or subject to a lower effective Puerto Rico income tax rate.

Disadvantage	Subject to a 0.25% distribution fee. To the extent applicable, investors will be subject to Puerto Rico income tax withholding on certain distributions not otherwise subject to withholding.

Subject to a 0.25%distribution fee.

Qualifying Individuals and Qualifying Trusts will be subject to the regular Puerto Rico income tax rates of up to 31.35% on Ordinary Dividends, instead of the reduced 15% Puerto Rico withholding tax.

			Availability and eligibility are limited. To the extent applicable, investors will be subject to Puerto Rico income tax withholding on certain distributions not otherwise subject to withholding.	Qualifying Individuals and Qualifying Trusts will be subject to the regular Puerto Rico income tax rates of up to 31.35% on Ordinary Dividends, instead of the reduced 15% Puerto Rico withholding tax.

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The following pages will discuss additional information about each share class, including the requirements to purchase Class I Withholding and Class I Non-Withholding Shares.

Class I Withholding and Non-Withholding Shares

Only certain investors are eligible to buy Class I Withholding and Class I Non-Withholding Shares. Your broker-dealer or other Financial Intermediary can help you determine whether you are eligible to buy Class I Withholding or Class I Non-Withholding Shares.

Eligible Class I Withholding and Class I Non-Withholding Shares investors include the following:

Investors acquiring shares in connection with a comprehensive fee or other advisory fee arrangement between the investor and a financial intermediary in which the investor pays that financial intermediary a fee for investment advisory services and the financial intermediary through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares.

The Fund reserves the right to modify or waive the above-stated policies at any time.

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Purchase and Redemption of Fund Shares

The shares have been registered with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Trust offers four classes of shares for the Fund: Class A Withholding shares, Class A Non-Withholding shares, Class I Withholding shares and Class I Non-Withholding shares.

Class A Withholding and Class A Non-Withholding shares may be purchased by the public. Class I Withholding and Class I Non-Withholding shares are available to institutional clients and to advisory or fee-based accounts. Each class of shares will represent interests in the same portfolio of investments of the Fund and are identical in all respect to each other class of the Fund, except as set forth in the Fund’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act.

Class A Withholding and Class A Non-Withholding shares of the Fund are subject to the payment of an annual Rule 12b-1 shareholder services fee of 0.25% of average daily net assets.

At present, the Fund does not permit conversions or exchanges from one class to another class, although the Fund reserves the right to consider such flexibility in the future. Income, including both realized and unrealized capital gains and losses, and expenses of the Fund shall be allocated to the Fund as a whole. Further, each class of shares of the Fund will vote separately with respect to any matter that separately affects that class or as required by applicable law. The shares of each class of the Fund have one vote per share and a pro-rata fractional vote for a fraction of a share.

The public offering price of the shares during the continuous offering is the Sales Price (as defined below), which is determined by the Fund’s administrator on each Business Day. The number of shares credited to the shareholder will be equal to the cash amount received by the Trust, divided by the net asset value per share of the Fund that is applicable on the day the funds are received (the “Sales Price”). If such day is not a Business Day, the Sales Price will be determined on the next Business Day. The Fund prices purchase and redemption orders on each Business Day at the net asset value calculated after the Fund’s transfer agent receives an order in good form.

Unless the Fund closes early on any Business Day, the Fund’s transfer agent will generally accept any purchase or redemption order placed until 4:00 p.m. Eastern Time on a Business Day. If the Fund closes early on any Business Day, the Fund’s transfer agent must receive your purchase or redemption order prior to such closing time. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

Redemption orders that are not in good order, may be rejected by the Fund at any time prior to their acceptance on the redemption date. The Fund may suspend redemption privileges for more than seven calendar days only during periods when the NYSE or commercial banks in the United States are closed or trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets, or as otherwise permitted by law. Shares will be redeemed at the Redemption Price calculated on the Business Day the Fund’s transfer agent receives the redemption request in good order, provided the request is received before the applicable cutoff time. A request received after the applicable cutoff time will be processed on the next Business Day. Shares will be redeemed at the Redemption Price, which is calculated in the same manner described above for the Sales Price. The Fund reserves the right to reject purchase orders or to stop offering Fund shares without notice.

The shares for each class of the Fund are sold to prospective shareholders at the public offering price, and there is no minimum initial investment or minimum subsequent investment to purchase shares of the Fund.

USA PATRIOT Act — The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, the Investment Adviser, and the Fund’s custodians to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.

When setting up an account, you will be required to supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit any security purchases. In addition, Oriental Trust or your financial institution may close an account if it is unable to verify a shareholder’s identity. As required by law, Oriental Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.

If Oriental Trust or the Fund does not have a reasonable belief of the identity of an account holder’s identity, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Fund and Oriental Trust also reserve the right to close the account within five Business Days if clarifying information/documentation is not received. An account may only be opened by a person with a valid social security number or tax identification number and permanent street address. Any exceptions are reviewed on a case-by-case basis.

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Payment of Redemption Proceeds

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash. The Fund typically expects to pay redemption proceeds to redeeming shareholders within one Business Day after a redemption request is received in proper form, and in any event no later than seven calendar days after the Fund receives your redemption request. The Fund, however, may suspend redemption privileges for more than seven calendar days only during periods when the NYSE or commercial banks in the United States are closed or trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets, or as otherwise permitted by law. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

Redemption proceeds will remain within your account unless you instruct otherwise. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Other Redemption Information

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions can disrupt portfolio management and cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains and may also increase transaction costs and/or increase in the Fund’s expense ratio. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request up to seven days to provide the Investment Adviser with time to determine if the Fund can redeem the request-in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.

Unclaimed Property

Your mutual fund account, which is held with your financial intermediary, may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Please contact your financial intermediary for more information.

Tools to Combat Frequent Transactions

Frequent trading by shareholders may disrupt the management of the Fund and increase Fund expenses. To the extent that the Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the Fund’s yield could be negatively impacted. The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund because the Fund is offered to investors as a cash management vehicle, the Fund seeks to maintain a stable NAV of $1.00 per share by using amortized cost to value portfolio securities, and the Fund’s portfolio consists of short-term securities.

Dividends and Distributions

The Fund intends to declare dividends from net investment income daily and pay such dividends monthly. The Fund will distribute net realized capital gains (including net short-term capital gains), if any, at least annually; however, the Fund does not expect to realize any long-term capital gains and losses.

Fund shares begin earning dividends on the day after a share purchase is effected and payment in U.S. dollar or other immediately available funds is received. Shares earn dividends through the day the redemption order is received in good order. Unless a shareholder has elected to receive distributions of income in cash, dividends will be reinvested automatically in additional shares of the same class at net asset value per share of such class. Reinvested dividends are credited to

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shareholders’ accounts in additional shares of the same class at the net asset value per share of such class as of the close of business on the ex-dividend date. A shareholder may change the option at any time by notifying his or her broker.

Exempt Dividends, Capital Gain Dividends and Ordinary Dividends on Class A Withholding and Class I Withholding Shares may be distributed net of the 15% withholding tax imposed by Section 1023.06(a) of the PR Code, to the extent the Fund or its paying agent deems such withholding necessary or appropriate. Any such withholding tax will be withheld at source by the brokers or other financial intermediaries through which the investors hold their shares, to the extent instructed by the Fund or its paying agent, provided that the 15% withholding tax will not be applicable to Exempt Dividends, Capital Gain Dividends and Ordinary Dividends on Class A Non-Withholding and Class I Non-Withholding Shares.

Distributions from the Fund may be subject to U.S. federal income taxes if made to shareholders who are not Qualifying Investors (as defined herein). Please refer to the section entitled “Tax Information” and consult your tax adviser.

Tax Consequences

Pursuant to Administrative Determination 19-04 described above, the Fund will be taxed as a registered investment company (RIC) under Section 1112.01 of the PR Code. As a registered investment company, the Fund will not be subject to Puerto Rico income tax if it distributes its income as required by the PR Code and satisfies certain other requirements that are described in the SAI.

The Fund generally intends to operate in a manner so that it will not be liable for Puerto Rico income taxes, but the Fund cannot guarantee that it will not be liable for Puerto Rico income taxes.

The Fund intends to operate in a manner that will be treated as a foreign corporation not engaged in trade or business in the U.S and does not intend to derive income treated as effectively connected with a trade or business in the United States. Therefore, the Fund should only be subject to a U.S. federal income tax of 10% on U.S. source dividends, if certain conditions are met, and 30% on certain other items of income derived from sources within the U.S. that are considered fixed or determinable annual or periodic income (except for U.S. source interest income on registered obligations that meet certain requirements).

For further information about the tax effects of investing in the Fund, please see “Tax Information” in the SAI and consult your tax adviser.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance since the Fund’s commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request by calling the Fund at 787-474-1993 or online at https://dgiinvest.com/mmf.

DGI U.S. Government Money Market Fund Class A Withholding Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period	Year Ended June 30, 2026	Period* Ended June 30, 2025
Net asset value, beginning of year/period	$1.00	$1.00
Activity from investment operations:
Net investment income(1)	0.03	0.01
Net realized and unrealized loss on investments(2)	(0.00)	(0.00)
Total from investment operations	0.03	0.01
Distributions:
Distribution to shareholders from net investment income	(0.03)	(0.01)
Net asset value, end of year/period	$1.00	$1.00
Total return[3]	2.92%	0.69%
Net assets, end of year/period (000’s)	$9,152	$3,795
Ratio of gross expenses to average net assets(4)	1.93%	21.52%[5]
Ratio of net expenses to average net assets	0.95%	0.95%[5]
Ratio of net investment income to average net assets	2.81%	3.26%[5]

*	The DGI U.S. Government Money Market Fund Class A Withholding Shares commenced operations on April 16, 2025.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Amount represents less than $0.005.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Includes amounts waived/reimbursed by the Advisor.
(5)	Annualized.

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DGI U.S. Government Money Market Fund Class A Non-Withholding Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period	Year Ended June 30, 2026	Period* Ended June 30, 2025
Net asset value, beginning of year/period	$1.00	$1.00
Activity from investment operations:
Net investment income(1)	0.03	0.01
Net realized and unrealized loss on investments(2)	(0.00)	(0.00)
Total from investment operations	0.03	0.01
Distributions:
Distribution to shareholders from net investment income	(0.03)	(0.01)
Net asset value, end of year/period	$1.00	$1.00
Total return[3]	2.92%	0.69%
Net assets, end of year/period (000’s)	$3,430	$301
Ratio of gross expenses to average net assets(4)	1.93%	21.52%[5]
Ratio of net expenses to average net assets	0.95%	0.95%[5]
Ratio of net investment income to average net assets	2.81%	3.30%[5]

*	The DGI U.S. Government Money Market Fund Class A Non-Withholding Shares commenced operations on April 16, 2025.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Amount represents less than $0.005.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Includes amounts waived/ reimbursed by the Advisor.
(5)	Annualized.

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DGI U.S. Government Money Market Fund Class I Withholding Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period	Year Ended June 30, 2026	Period* Ended June 30, 2025
Net asset value, beginning of year/period	$1.00	$1.00
Activity from investment operations:
Net investment income(1)	0.03	0.01
Net realized and unrealized loss on investments(2)	(0.00)	(0.00)
Total from investment operations	0.03	0.01
Distributions:
Distribution to shareholders from net investment income	(0.03)	(0.01)
Net asset value, end of year/period	$1.00	$1.00
Total return[3]	2.92%	0.69%
Net assets, end of year/period (000’s)	$134	$133
Ratio of gross expenses to average net assets(4)	1.68%	21.27%[5]
Ratio of net expenses to average net assets	0.95%	0.95%[5]
Ratio of net investment income to average net assets	2.81%	3.35%[5]

*	The DGI U.S. Government Money Market Fund Class I Withholding Shares commenced operations on April 16, 2025.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Amount represents less than $0.005.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Includes amounts waived/ reimbursed by the Advisor.
(5)	Annualized.

22

DGI U.S. Government Money Market Fund Class I Non-Withholding Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period	Year Ended June 30, 2026	Period* Ended June 30, 2025
Net asset value, beginning of year/period	$1.00	$1.00
Activity from investment operations:
Net investment income(1)	0.03	0.01
Net realized and unrealized loss on investments(2)	(0.00)	(0.00)
Total from investment operations	0.03	0.01
Distributions:
Distribution to shareholders from net investment income	(0.03)	(0.01)
Net asset value, end of year/period	$1.00	$1.00
Total return[3]	2.92%	0.69%
Net assets, end of year/period (000’s)	$3,431	$403
Ratio of gross expenses to average net assets(4)	1.68%	21.27%[5]
Ratio of net expenses to average net assets	0.95%	0.95%[5]
Ratio of net investment income to average net assets	2.81%	3.31%[5]

*	The DGI U.S. Government Money Market Fund Class I Non-Withholding Shares commenced operations on April 16, 2025.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Amount represents less than $0.005.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends, if any. Total returns for periods of less than one year are not annualized.
(4)	Includes amounts waived/ reimbursed by the Advisor.
(5)	Annualized.

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You can find more information about the Fund in the following documents:

Statement of Additional Information (“SAI”)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this prospectus by reference. It is legally considered a part of this prospectus.

Annual/Semiannual Reports; Form N-CSR Filed with the SEC

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders, and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Householding of Reports and Prospectuses

If more than one member of your household is a shareholder of the Fund, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the Fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways: a reduction in mail you receive and a reduction in Fund expenses due to lower printing and mailing costs.

However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please contact your financial advisor or the transfer agent if you do not want this policy to apply to you.

You can obtain free copies of these documents, request other information, and discuss your questions about the Fund by contacting the Fund at:

Oriental Trust
Oriental Center
254 Muñoz Rivera Avenue, 10th Floor
San Juan, Puerto Rico 00918
787-474-1993
https://dgiinvest.com/mmf

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the SEC, 100 F Street N.E. Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Fund are also available:

●	Free of charge from the Fund’s website at https://dgiinvest.com/mmf

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at www.sec.gov

●	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520

●	For a fee, by e-mail request to publicinfo@sec.gov

(The Trust’s SEC Investment Company Act file number is 811-23637.)

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Statement of Additional Information

October 28, 2026

DGI Investment Trust

DGI U.S. Government Money Market Fund

Class A Withholding – MFAXX

Class A Non-Withholding – MFEXX

Class I Withholding – MFOXX

Class I Non-Withholding – MFUXX

DGI Investment Trust

Oriental Center 254 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

787-474-1993

www.orientalbank.com

This Statement of Additional Information (SAI) is not a prospectus and it should be read in conjunction with the Prospectus for DGI Investment Trust, dated October 28, 2026, advised by Oriental Trust (the “Investment Adviser”), a separately identifiable division of Oriental Bank. Copies of the Fund’s Prospectus are available at www.dgiinvest.com/mmf or by calling the above number.

The Fund’s audited financial statements and related report of the independent registered public accounting firm may be obtained upon request and without charge by calling the Fund at 787-474-1993 or by visiting www.dgiinvest.com/mmf.

The Trust	1
Investment Strategies, Policies, and Risks	1
Investment Restrictions	9
Portfolio Holdings Information	11
Trustees and Executive Officers	12
Code of Ethics	17
Proxy Voting Policies	17
Control Persons and Principal Shareholders	18
The Fund’s Investment Team	18
Service Providers	19
Execution of Portfolio Transactions and Brokerage	20
Capital Stock	21
Determination of Net Asset Value	21
Anti-Money Laundering Program	23
Purchases and Redemptions of Fund Shares	23
Distributions and Tax Information	24
Distribution Plan	29
Distributor	30
Financial Statements	30
Appendix A	A-1
Appendix B	B-1

i

The Trust

DGI Investment Trust (the “Trust”) is a collective investment trust formed and organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) pursuant to a certain Deed of Constitution of Trust, dated January 28, 2021, as amended and restated from time to time (the “Deed of Trust”).

The Trust is an investment vehicle designed to replace the investment activities of the Puerto Rico Diversified Tax Managed Total Return IRA Trust as well as add new series from time to time and, therefore, has not been engaged in any business prior to 2021. The Trust is intended to provide an investment option that is compliant with the Investment Company Act of 1940 (the “1940 Act”) in light of the U.S. Economic Growth, Regulatory Relief, and Consumer Protection Act, which was approved on May 24, 2018, and which amended the 1940 Act to repeal Section 6(a)(1) of the 1940 Act and, therefore, terminated the registration exemption for investment companies located in Puerto Rico and other U.S. territories.

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the 1940 Act. The Deed of Trust permits the Trust’s board of trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series, each being a separately managed pool of assets (i.e., a portfolio). Currently, the Trust consists of two series, the DGI Balanced Fund, which offers Class P shares, Class T shares, Class NT shares, Class A shares, Class C shares, and Class I shares; and the DGI U.S. Government Money Market Fund (the “Fund”), which offers Class A Withholding shares, Class A Non-Withholding shares, Class I Withholding shares and Class I Non-Withholding shares. The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Fund is a money market fund that must comply with the requirements of Rule 2a-7 under the 1940 Act and, by virtue of compliance with the diversification requirements of Rule 2a-7, is deemed to have satisfied the diversification requirements of the 1940 Act.

As used in this SAI, “a majority of the Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The Fund’s prospectus and this SAI are a part of the Trust’s registration statement filed with the SEC. Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

Investment OBJECTIVE, Strategies, Policies, and Risks

The Fund might not invest in all of the types of instruments or use all of the strategies or techniques discussed below at any one time. Generally, the policies and restrictions discussed in this SAI and in the Fund’s prospectus apply when the Fund makes an investment. In most cases, if a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments in proportion to the size of the Fund will not be considered a violation of the restriction or limitation and the Fund will not be required to sell the investment, with the exception of the Fund’s limitations on borrowing, illiquid investments and the 80% investment policy as described herein or unless otherwise noted herein.

Investment Objectives and Policies

The Fund’s investment objective and principal investment strategies are set forth in the Prospectus. Additional information regarding the Fund’s investment objective and policies is included below.

In implementing the Fund’s investment strategy, from time to time, the Investment Adviser may consider and employ techniques and strategies designed to minimize and defer the U.S. federal income taxes which may be incurred by shareholders in connection with their investment in the Fund.

The Fund is designed solely for Qualifying Investors (as defined below and in the Prospectus in the section entitled “Tax Information”). The tax treatment of the Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”). The Fund does not intend to qualify as a RIC and non-Qualifying Investors may suffer adverse consequences as a result.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and repurchase agreements fully collateralized by government securities (the “80% Policy”). To the extent required by SEC regulations, shareholders of the Fund will be provided with sixty days’ notice in the manner prescribed by the SEC

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before any change in the Fund’s 80% Policy stated in the prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets.” The Fund’s 80% Policy is measured at the time of purchase and subject to periodic evaluation thereafter. If the Fund’s 80% Policy is not met at the time of a periodic evaluation and cannot be brought back into compliance within the time period prescribed by SEC regulations, the Fund may be required to sell holdings at an inopportune time, which may result in losses to the Fund. In applying its 80% Policy, the Fund that invests in other underlying funds may include the entire value of its investment in an underlying fund when calculating compliance with its 80% Policy where the underlying fund has an 80% investment policy that is consistent with the investment focus suggested by the name of the Fund.

Cash Position

When Oriental Trust believes that market conditions are unfavorable, the Fund’s holdings in cash or similar investments may increase. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the Fund’s Investment Adviser may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity. The cash positions of the Fund may vary significantly. If the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities. Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes—The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain an original issue discount, which could require the Fund to recognize the related interest income during the term of the securities and, therefore, be subject to the distribution requirements applicable to registered investment companies under Section 1112.01 of the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), with respect to such income. Because such interest income recognized by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Liquidity

The Fund is subject to the liquidity requirements under Rule 2a-7as described under “Rule 2a-7 Requirements” in this Statement of Additional Information.

In addition, the Fund will not acquire an illiquid security (as defined below) if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. An illiquid security is a security that cannot be sold or disposed of within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

The policy with respect to the purchase of illiquid securities does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) or commercial paper issued pursuant to Section 4(a)(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board. There may be delays in selling these securities, and sales may be made at less favorable prices.

The Investment Adviser may determine that a particular Rule 144A or Section 4(a)(2) security is liquid and thus not subject to the limitation on investments in illiquid securities, pursuant to guidelines adopted by the Board. Factors that the Investment Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number, diversity, and quality of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

2

Other Registered Investment Companies

The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. Additionally, the Fund and certain underlying investment companies in which they may invest (including, but not limited to, ETFs) have obtained exemptive orders from the SEC that each permit the Fund to acquire securities of other investment companies in excess of the percentage limitations of the 1940 Act.

The Fund may invest in other investment companies, including those managed by Oriental Trust, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. The Fund may invest in non-U.S. investment companies to the extent permitted by law.

Money Market Mutual Funds

The Fund may invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

The Fund could lose money invested in a money market fund. An investment in a money market fund is not a bank account and is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor is not required to reimburse the money market fund for losses, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time, including during periods of market stress.

Short-Term Investments

The Fund may invest in any of the following short-term securities and instruments:

Bank Obligations—Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits—The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Obligations of Savings Institutions—Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit—Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the FDIC, limited to $250,000 principal amount per certificate and to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes—The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations—Debt securities are initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed-income securities issued by the U.S. Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis,

3

equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a registered investment company under PR Code Section 1112.01 and to eliminate any fund-level income tax liability under the PR Code.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (as described below) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Such original seller may be (a) a broker-dealer or other financial institution or (b) a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. government securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, so that the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for the Fund to execute certain investment strategies.

Selection of Money Market Investments

The Fund invests in fixed income securities. The value of the fixed income securities in the Fund’s portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund’s investment policies are designed to minimize these changes and to maintain an NAV of $1.00 per share for the Fund, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Securities issued or guaranteed as to principal and interest by the U.S. government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of portfolio quality, maturity, diversification and liquidity, as well as preservation of capital, mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Fund will also invest to take advantage of what

4

the Investment Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

U.S. Government Securities

The Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements or reverse repurchase agreements, as applicable, secured thereby. These securities include securities issued and guaranteed by the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities. Securities that do not carry the backing of the full faith and credit of the U.S. government are subject to greater credit risk than securities that are supported by the full faith and credit of the U.S. government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

Money Market Fund Material Events

Since the commencement of operations, the Fund has not imposed a liquidity fee nor has an affiliated person, promoter, or principal underwriter of the Fund, or an affiliated person of such person, provided any form of financial support to the Fund, as defined in Form N-CR.

Borrowing

The Fund is authorized to borrow funds from third parties as may be necessary, convenient or appropriate in the opinion of Oriental Trust, subject to the 1940 Act and Fund’s investment policies and restrictions and the requirements of applicable law.

Certain of the Fund’s borrowings may be subject to certain covenants set forth in the governing credit agreements relating to asset coverage requirements and portfolio composition. The Fund does not expect that observance of such covenants would materially adversely affect the ability of the Fund to achieve its investment objectives. However, a breach of any such covenant not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over a stated interest rate.

In addition to borrowing money from banks, the Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage - for example, entering into dollar rolls, investing collateral from loans of portfolio securities, or entering into when-issued, delayed-delivery, or forward commitment transactions.

Temporary Defensive Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed-income securities, cash or cash equivalents. Temporary defensive positions may be initiated by Oriental Trust. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Other Non-Principal Investment Risks

The following risk considerations relate to investment practices undertaken by the Fund.

You can lose money by investing in the Fund. There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return. An investment in the Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks:

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Investment Strategy Risk—There can be no assurance that the Fund will achieve its investment objectives. The ability of the Fund to achieve its investment objectives depends on a number of factors, including, but not limited to, the Investment Adviser’s judgment, market risk, credit risk, regulatory risk, liquidity risk and systemic risk, among others. Each potential investor should consider his or her personal tolerance for the daily fluctuations of the securities markets and view his or her investment in the Fund as part of an overall investment program.

Operational Risk—The Fund’s investments or their service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing increases these risks.

Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

The Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

The operation risks could also arise from events that are wholly or partially beyond the Fund’s control. These events would include, but are not limited to, armed conflicts, natural disasters, pandemics, epidemics, social unrest, and government shutdowns.

Limited U.S. Federal Income Tax Benefits—Distributions from the Fund are generally not subject to U.S. federal income tax if the distribution is made to: (i) individuals who are bona fide residents of Puerto Rico within the meaning of US Code Sections 933 and 937 (“Qualifying Individuals”), (ii) trusts (other than business trusts) organized under the laws of Puerto Rico, if all the beneficiaries are Qualifying Individuals and the trustees are Qualifying Individuals or entities organized under the laws of Puerto Rico treated as corporations for income tax purposes (“Qualifying Trusts”), or (iii) entities organized under the laws of Puerto Rico treated as corporations for income tax purposes, engaged in trade or business, if any, exclusively in Puerto Rico and controlled by residents of Puerto Rico (“Qualifying Corporations,” and together with Qualifying Individuals and Qualifying Trusts, collectively referred to as “Qualifying Investors”). Distributions to investors who are not Qualifying Investors will be subject to U.S. federal income taxes. Please see “Tax Information” below and consult your tax advisors.

Additionally, individuals who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the US Code, dividends treated as Puerto Rico source income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources within the U.S subject to U.S. federal income taxes, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). Please refer to “Tax Information” below. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico source income excluded from U.S. federal income taxes by shareholders who are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from United States sources subject to U.S. federal income taxes.

Segregation of Portfolio Risk—The Fund is a separately managed pool of assets (i.e., a portfolio) intended to be segregated from the assets and liabilities of any other portfolio of the Trust, so that each shareholder of the Fund has the exclusive right to the assets, income and profits, if any, of the Fund and only bear the expenses, deductions and costs properly attributable or allocated to the Fund. The Fund also intends that creditors of any other Trust portfolio will have recourse only to the assets in that other portfolio. There can be no assurance, however, that the Trust’s efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or another portfolio’s bankruptcy, would regard the Fund or such other portfolio as a separate entity for purposes of determining the bankruptcy estate.

U.S. Foreign Account Tax Compliance Act—Sections 1471 through 1474 (commonly known as “FATCA”) of the US Code impose a 30% withholding tax at the source upon most payments of U.S. source income and gross proceeds from the disposition of property of a type that can produce interest or dividends from U.S. sources made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (including “territory non-financial foreign entities”) (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. source income, the 30% withholding will apply to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a passive NFFE. Accordingly, the Fund will be required to provide to withholding agents or any other entity required to certify the Fund’s status under FATCA certain information with respect to its direct or indirect substantial U.S. owners, or alternatively, certify to such withholding agents or entities that the Fund has no such substantial U.S. owners. If the Fund were to be unable to provide such investor information or otherwise fail or be unable to comply with the legal and regulatory requirements of the US

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Code with respect to FATCA, the Fund’s U.S. source income would be reduced, inasmuch as it would be subject to such 30% withholding tax. The 30% withholding would result in reduction of the Fund’s income available for distribution to its shareholders and may negatively affect the Fund’s ability to fulfill its obligations. See “Tax Information” below and consult your tax adviser.

Market Risks

Securities, whether equity or debt, fluctuate in value, often based on factors unrelated to the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund’s investments will result in changes in the value of its shares. The value of the Fund’s investments will fluctuate with various factors, including, but not limited to, changes in interest rates, stock market conditions in the United States, other general economic conditions and other factors affecting the particular investments held by the Fund.

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The market value of fixed-income securities, and, accordingly, the value of the shares, normally will vary inversely with changes in interest rates. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer and general municipal and fixed-income security market conditions. Once the rating of a portfolio security has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

Recent Regulatory Events—Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or changing regulation could materially impact the value of the issuers of investments held by the Fund. Federal, state, and non-U.S. governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could diminish or preclude the Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the Fund’s portfolio holdings.

Recent Economic Events—Recent political and diplomatic events within the United States may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Such events include trade tensions, a contentious domestic political environment, economic sanctions and tariffs, potential changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”). In the second half of 2022, national inflation as measured by the Consumer Price Index reached the highest level in decades. While these high rates of inflation were largely due to base effects from the trough of the COVID-19 recession along with temporary increases in some discretionary consumer goods, sustained high inflation can lead to price instability if businesses and consumers expect the price increases to continue. Persistently high inflation pushed the Federal Reserve to raise interest rates several times between March 2022 and July 2023 then lowered it five times between September 2024 and December 2025. The Federal Reserve recently raised federal fund rates in September 2026 and may continue to do so. U.S. inflation rates have decreased since 2022, but inflation remains uncertain. A sudden and significant increase in interest rates could lead to a stock market correction and could hinder the U.S.’s economic recovery, as rising interest rates would harm businesses that have debt to maintain and individuals with variable mortgage rates. Any downgrade of the credit rating of the securities issued by the U.S. government could also result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. For example, in May 2025, Moody’s downgraded the United States’ credit issuer rating to Aa1 from Aaa, citing an inability of the nation to address large and growing deficits. The effect of continued political polarization on the ability of the United States to set fiscal policy, including borrowing and debt service may further affect the United States default rating. The tariffs recently announced and/or enacted by the U.S. government on most goods imported into the United States from other countries and the retaliatory measures announced and/or adopted by countries in response to such tariffs, as well as continuing uncertainties regarding interest rates and inflation rates, also contribute to market volatility.

Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. Similar steps took place again in 2020 and 2021 in an effort to support the economy during the COVID-19 pandemic. The Federal Reserve then raised the federal funds rate several times between March 2022 and July 2023, then lowered it five times between September 2024 and December 2025, but recently raised rates again in September 2026 and may continue to do so. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. At times, the U.S. government also has sought to stabilize markets and curb inflation by implementing increases to the federal funds interest rate. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

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Market Disruptions—Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Market disruptions could have negative effects on the Fund, including with respect to the liquidity and valuation of the Fund’s underlying securities, and could have the effect of magnifying other risks faced by the Fund. Negative global events also can disrupt the operations and processes of any of the service providers for the Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions. Russia’s military invasion of Ukraine in February 2022 has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. As a result, the U.S., the European Union and other countries have instituted or may in the future institute sanctions against Russia, and could institute broader sanctions on Russia, including banning Russia from global payment systems that facilitate cross-border payments.

In October 2023, Hamas, a designated Foreign Terrorist Organization (“FTO”) by the U.S. State Department, launched an attack on Israel targeting Israeli civilians. In response, Israel declared war against Hamas, attacking Hamas targets in Gaza. Subsequently, following attacks on Israeli positions by Hezbollah, a U.S.-designated FTO, Israel attacked Hezbollah and launched a military incursion into southern Lebanon. In November 2024, Israel and Hezbollah reached a ceasefire agreement and, in January 2025, Israel and Hamas reached an agreement for the release of Israeli hostages abducted to Gaza in exchange for the release of Hamas militants and other Palestinian prisoners held in Israel. The first phase of the ceasefire agreement expired in March 2025 without the parties thereto agreeing to terms for the second phase. Shortly thereafter hostilities resumed and continued intermittently until early October 2025 when Israel and Hamas reached an agreement for a ceasefire. In February 2026, the United States and Israel launched coordinated military operations against Iran, prompting widespread retaliation by Iran, including attacks on marine vessels in the Strait of Hormuz, and its proxies with attacks impacting not only Israel but other countries in the region. The war, the escalation of the military conflict, and any other resulting conflicts in the region could affect oil prices and macroeconomic conditions globally and lead to other potential future geopolitical tensions and consequences which remain uncertain.

Valuation Risk—The sale of any assets caused by the redemption of shares, or the accelerated prepayment or amortization of principal of the assets, before any premium paid in their purchase is recovered by the Fund may result in gains or losses to the Fund. The income, gains and return of principal received by the Fund in the course of its investment activities will be reinvested in a manner consistent with the investment objectives and policies previously described with a view to the appreciation of capital and income objectives of the Fund.

The acquisition of assets in excess of funds received and income reinvested through borrowed funds may also result in gains or losses to the Fund in the event of severe fluctuations in interest rates or variations in the normal interest yield curve, or in the event such assets need to be sold instead of retained by the Fund.

No guarantee or representation can be made that moneys received by Fund from the sale of its shares, or as a result of interest, dividend and principal payments, either during the term of any investment or at maturity of any underlying assets, can be invested at the same rate as such assets were initially invested. Accordingly, no assurance can be given that the value of the shares will remain constant, nor that a shareholder will receive any rate of return while he or she holds such shares.

Cybersecurity Risk

With the increased use of technologies to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources.

Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Funds’ service providers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified

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or can be protected against. The Fund and its shareholders could be negatively impacted as a result. The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.

Artificial Intelligence Risk

The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively, “AI Technologies”), may adversely impact markets, the overall performance of the Fund’s investments, or the services provided to the Fund by its service providers. For example, issuers in which the Fund invests and/or service providers to the Fund may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Actual usage of AI Technologies by the Fund’s service providers and issuers in which the Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

AI Technologies could face future regulatory scrutiny, potentially slowing their development and affecting companies that build or use them. Funds that invest in such companies may therefore be exposed to a range of risks, including small or limited markets for the relevant securities, sensitivity to business-cycle shifts and global economic growth, obstacles to technological progress and the risk of rapid obsolescence, and government regulation. Many of these companies may have narrow product lines, limited markets, constrained financial resources, or small teams. Their securities, particularly those of smaller, start-up firms, tend to be more volatile than those of companies less dependent on technology. Fast-moving changes in AI Technologies could have a material adverse effect on their operating results.

Firms heavily involved in AI Technologies often depend on patents, copyrights, trademarks, and trade-secret laws to protect their proprietary rights, and they could be negatively impacted if those rights are lost or weakened. There is no guarantee that their protection measures will prevent technology misappropriation, or that competitors won’t independently create equivalent or superior technologies. These companies may also spend heavily on research and development, with no assurance that their products or services will succeed.

Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of a majority of the outstanding voting securities of the Fund” means the vote of the holders of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Fund:

1.	The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.	The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time, provided that such borrowings do not exceed 25% of the total assets of the Fund.

3.	The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

4.	The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

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5.	The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

6.	The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing—The 1940 Act allows open-end investment companies, such as the Fund, to borrow from banks, but restricts such an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security,” within the meaning of Section 18(f) of the 1940 Act, will not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration—The 1940 Act does not define what constitutes “concentration” in an industry; however, the SEC staff has presently taken the position that concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Diversification—Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.

Lending—Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate—The 1940 Act does not directly restrict an investment company’s ability to invest in real estate but does require that every investment company have the fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Board.

Senior Securities—Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain bank borrowings, temporary borrowings, and certain other investments, such as investing in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle provided that the fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date.

Underwriting—Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Percentage Restrictions—Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

Rule 2a-7 Requirements

As a “government money market fund” under Rule 2a-7, the Fund: (1) is permitted to use the amortized cost method of valuation to seek to maintain a stable $1.00 share price, (2) must invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities) and (3) is not subject to liquidity fees on fund redemptions which might apply to other types of funds. However, in conformance with Rule 2a-7, the Board has reserved its ability to change this policy with respect to discretionary liquidity fees, but such change would only become effective after shareholders were provided with specific advance notice of a change in the Fund’s policy and have the opportunity to redeem their shares before the policy change became effective. Investments in other government money market funds may be included in the Fund’s 99.5% policy described above. Rule 2a-7 imposes requirements as to the diversification and liquidity of the Fund, quality of portfolio securities, maturity of the Fund and of individual securities. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations.

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Diversification. In summary, Rule 2a-7 requires that a money market fund may not invest in the securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer; provided that the Fund may invest up to 25% of its total assets in securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement. These include: government securities; certain repurchase agreements; and shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. (A demand feature is, in summary, a right to sell a security at a price equal to its approximate amortized cost plus accrued interest).

Quality. The Fund will limit investments to securities that are “eligible securities” (as defined in Rule 2a-7) at the time of acquisition.

Liquidity. Under Rule 2a-7, the Fund must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the Fund’s obligations under section 22(e) of the 1940 Act (which forbids the suspension of the right of redemption, or postponement of the date of payment or satisfaction upon redemption for more than seven days after the tender of such security for redemption, subject to specified exemptions) and any commitments the Fund has made to shareholders. In addition, the Fund may not acquire an illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. The Fund also may not acquire any security other than a “daily liquid asset” (as defined in Rule 2a-7) if, immediately after the acquisition the Fund would have invested less than 25% of its total assets in daily liquid assets. The Fund may not acquire any security other than a “weekly liquid asset” (as defined in Rule 2a-7) if, immediately after the acquisition, the Fund would have invested less than 50% of its total assets in weekly liquid assets.

Maturity. Under Rule 2a-7, the Fund invests only in U.S. dollar-denominated securities maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations. The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average life to maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. The maturity of a security is determined in compliance with Rule 2a-7, which for purposes of the dollar-weighted average portfolio maturity permits, among other things, certain securities bearing adjustable interest rates to be deemed to have a maturity shorter than their stated maturity.

Portfolio Holdings Information

The Fund has adopted a disclosure policy that governs the timing and circumstances of disclosure of the portfolio holdings of the Fund. The policy was developed in consultation with Oriental Trust and has been adopted by Oriental Trust. Information about the Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of Oriental Trust, the principal underwriter or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Fund. Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings will be available semi-annually and annually in Form N-CSR filed with the SEC and monthly on Form N-MFP. In addition, in the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on their website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of the Fund. This information will appear on the Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year. Shareholders may obtain the Fund’s Forms N-CSR, N-MFP and N-CR filings on the SEC’s website at sec.gov.

In the event of a conflict between the interests of the Fund and the interests of Oriental Trust or an affiliated person of Oriental Trust, Oriental Trust’s CCO, in consultation with the Trust’s CCO, will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made. Any employee of Oriental Trust who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are

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required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: Oriental Trust, fund administrator, fund accountant, custodian, transfer agent, securities lending agent, pricing vendors, proxy voting service providers, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when the Fund has a legitimate business purpose and when the third-party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. The Fund may disclose portfolio holdings to transition managers, provided that the Fund or Oriental Trust has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall Oriental Trust, its affiliates or employees, the Fund, nor any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

There can be no assurance that the policy and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, as applicable. The current trustees and officers of the Trust, their years of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

The addresses of each trustee and officer, with the exception of Timothy Shaloo, Maggie Bull and James Colantino, is: DGI Investment Trust c/o Oriental Trust, 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918. The address of Timothy Shaloo and Maggie Bull is: 2 Easton Oval, Suite 300, Columbus, OH 43219; and the address of James Colantino is 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Name & Year of Birth	Position with Trust & Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustees	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES[1]
Iván C. López Morales (1966)	Trustee since May 2021	Senior Vice President of Assurant Inc. (insurance company) 2017-2021; Chief Executive Officer of Lopez Consulting since December 2020; President of ESOPO Corporation (real estate company) since August 2005; Consultant for STS Capital Partners (mergers and acquisitions firm) since 2024.	2	Caribbean American Life Assurance Company (subsidiary of Assurant Inc.) 1997-2021; Caribbean American Property Insurance Company (subsidiary of Assurant Inc.) 1997-2021; Director of various other, non-public subsidiaries of Assurant Inc. until May 2021.
Joshua Aaron Sigmon (1981)	Trustee since May 2021	Principal of MHR Fund Management LLC (private equity firm) since September 2018; Head of Special Opportunities of Axar Capital LP (investment firm) from September 2016 to September 2018; Managing Director of Fortress Investment Group LLC (credit fund) from March 2015 to July 2016.	2	Planet Financial Group, LLC (mortgage servicer) since October 2019; Momental Investments LLC (investment firm) since October 2019; SCPG HoldCo (pharmacy company) since September 2019; Terra Capital Partners (asset manager) from July 2017 to December 2018.
Carlos García (1980)	Trustee since June 2024	CEO of Finhabits Inc. (consumer financial services) since March 2015; Managing Member for Finhabits Advisors LLC (registered investment advisor) since March 2015.	2	None.
INTERESTED TRUSTEE
Carlos A. González[2,3] (1951)	Chair of the Board and Trustee since January 2021	Consultant with OFG Bancorp* (bank holding company) since September 1998.	2	Scenic Hudson (non-profit land trust) since October 2009; USIC Group (private holding company) since 2001; Empresas Caparra (private family real estate business) since January 1995.

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Name & Year of Birth	Position with Trust & Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustees	Other Directorships Held by Trustee During Past 5 Years
OFFICERS
Ramon Rosado-Linera (1963)	Principal Executive Officer since December 2023	Managing Director Oriental Asset Management since June 2024, MD Oriental Bank Wealth Management October 2021 to June 2024, Director Oriental Bank U.S. Loan Program September 2016 to October 2021.	N/A	N/A
Maritza Arizmendi Diaz (1968)	Principal Financial Officer, Chief Financial Officer and Treasurer since May 2021	Chief Financial Officer of OFG Bancorp* and Oriental Bank* since March 2017; Director of Oriental International Bank, Inc.* since June 2020.	N/A	N/A
Hugh González Robison[3] (1979)	Chief Legal Officer, General Counsel and Secretary since May 2021	General Counsel at OFG Bancorp* and Oriental Bank* since January 2021; Secretary of Oriental Financial Services LLC* since 2017; Assistant Secretary of OFG Bancorp* and Oriental Bank* since 2014; Secretary of OFG USA LLC* (commercial lender) since 2017; Secretary of OFG Ventures LLC* since 2019.	N/A	N/A
Timothy Shaloo (1970)	Chief Compliance Officer since June 2024	Assistant Vice President and Fund Compliance Officer, Northern Lights Compliance Services, LLC (“NLCS”) (Sept. 2023-present); Senior Compliance Analyst NLCS (2021-2023).	N/A	N/A
Miriam H. Rodriguez (1962)	Anti-Money Laundering Compliance Officer	BSA Officer, Oriental Bank, since May 2023; Chief Compliance Officer, BNC International Bank from August 2021 to April 2023; FI Risk & EDD Manager, BSA/ AML Compliance, Firstbank/ Banco Santander from November 2017 to August 2021.	N/A	N/A

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Name & Year of Birth	Position with Trust & Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustees	Other Directorships Held by Trustee During Past 5 Years
Maggie Bull (1965)	Assistant Secretary since May 2021	Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC (“Ultimus”) since August 2022; Vice President, Senior Legal Counsel, Ultimus from February 2020 to July 2022.	N/A	N/A
James Colantino (1969)	Assistant Treasurer since May 2021	Senior Vice President — Fund Administration of Ultimus Fund Solutions, LLC, formerly Gemini Fund Services, LLC since 2012.	N/A	N/A
Laura Szalyga (1978)	Assistant Treasurer since August 2021	Vice President of Fund Administration, Ultimus Fund Solutions, LLC, formerly, Gemini Fund Services, LLC, since 2015.	N/A	N/A
Alfonso J. Cuesta (1989)	Assistant Secretary since September 2024	Director — Legal Department, Oriental Bank, since October 2025, Manager — Legal Department, Oriental Bank, from April 2021 to October 2025; Senior Attorney, Oriental Bank, from March 2020 to March 2021.	N/A	N/A
Gustavo Romañach Suárez	Vice President since September 2025 and Portfolio Manager since October 2025	Portfolio Manager, DGI Investment Trust since 2024; Portfolio Manager, UBS Financial Services from 2002 to 2024.	N/A	N/A

[1]	The trustees of the Trust who are not “interested persons” of the Trust as defined under section 2(a)(19) of the 1940 Act (independent trustees).
[2]	Mr. González is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.
[3]	Mr. González is the uncle of Hugh González Robison, the Fund’s Chief Legal Officer, General Counsel and Secretary.
*	Denotes an affiliate of the Fund.

General Information Regarding the Board of Trustees and Leadership Structure

The Board has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from the Trust’s CCO and the Investment Adviser regarding such policies and procedures, and elects the officers of the Trust to perform the daily functions of the Trust. The Chair of the Board is an interested person of the Fund. The Board is satisfied that having the Chair be an interested person is appropriate for the Fund due to the Chair’s greater familiarity with the Fund and the operations of the Investment Adviser, among other reasons. The Fund does not have a lead independent trustee because the Board has determined that its size, and the composition and leadership of its committees, allow each independent trustee to enjoy full, accurate and efficient communication with the Fund and the Investment Adviser and also facilitates the timely transmission of information among the trustees, such that a lead independent trustee is not necessary.

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The trustees approve financial arrangements and other agreements between the Fund, on the one hand, and the Investment Adviser or other affiliated parties, on the other hand. The independent trustees meet regularly as a group in executive session and with independent legal counsel. The Board has delegated responsibility for certain specific matters to the Audit and Governance Committees of the Board (each a “Committee” and together the “Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Governance Committee.

The Board reviews its leadership structure periodically in order to ensure that it remains appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Fund’s current operations.

Each trustee shall hold office during the lifetime of the Trust, and until its termination as herein provided; except that (A) any trustee may resign his or her trusteeship or may retire by written instrument signed by him or her and delivered to the Trust and the other trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (B) any trustee may be removed at any time by written instrument signed by at least two-thirds (66 2/3%) of the number of trustees prior to such removal, specifying the date when such removal shall become effective; (C) any trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other trustees, specifying the date of his retirement; (D) a trustee may be removed at any meeting of the shareholders by a vote of the shareholders owning at least two-thirds (66 2/3%) of the outstanding shares; and (E) a trustee shall be retired in accordance with the terms of any retirement policy adopted by the trustees and in effect from time to time. Shareholders are generally not entitled to elect trustees except as required by the 1940 Act, or as otherwise considered necessary or desirable by the trustees in their sole discretion. To the extent required by the 1940 Act, the shareholders shall elect the trustees on such dates as the trustees may fix from time to time. The shareholders may elect trustees at any meeting of shareholders called by the trustees for that purpose.

The officers of the Trust are appointed by the Board, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for its CCO, at the pleasure of the Principal Executive Officer of the Trust, subject to the rights, if any, of an officer under any contract of employment. The Trust’s CCO must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the Principal Executive Officer of the Trust; provided, that only the Board may remove, with or without cause, the Trust’s CCO.

Committees of the Board

There are two (2) standing committees of the Board: (1) the Audit Committee and (2) the Governance Committee.

The Audit Committee is composed of at least two (2) members of the Board and no member of the Audit Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, to the extent the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers. The Audit Committee is also responsible for oversight over the quality and integrity of the Fund’s financial statements and the independent auditors thereof as well as to oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s financial reporting, internal control over financial reporting and independent audits. The Audit Committee reviews and evaluates the qualifications, independence and performance of the Fund’s independent auditors and makes recommendations to the full Board regarding the appointment of independent auditors. The Audit Committee also acts as a liaison between the full Board and the Fund’s independent auditors. The Audit Committee meets no fewer than two (2) times annually and may hold special meetings as circumstances require. The Audit Committee consists of three (3) members: Iván C. López Morales (chairperson of the Audit Committee), Joshua Aaron Sigmon and Carlos García, neither of whom are an interested person of the Fund. The Audit Committee met three times during the period ended June 30, 2026.

The Governance Committee is composed of those members of the Board so appointed to serve on the Governance Committee and no member of the Governance Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Governance Committee is to provide assistance to the trustees in fulfilling their responsibilities to the shareholders relating to corporate governance matters including, but not limited to: nomination of trustees, election of trustees, retirement policies of Independent Trustees, addressing and resolving conflicts of interests, promoting the education of trustees and enhancing the quality and integrity of the functioning of the Board. In fulfilling this purpose, it is the responsibility of the Governance Committee to maintain open communication between the trustees and the management of the Trust. The Governance Committee will consider shareholder recommendations for trustee nominees so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates such candidate’s ability to serve as a trustee, including as an Independent Trustee of the Trust, in accordance with the criteria established by the Governance Committee. A shareholder submitting a trustee recommendation must provide written notice to the Governance Committee with the following information: (a) the name and address of the shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Trust which are owned of record and

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beneficially by such shareholder and the length of time that such shares have been so owned by the shareholder; (c) a description of all arrangements and understandings between such shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed. The Governance Committee meets at such times as it or the Board may determine, but no less frequently than annually, and may hold special meetings as circumstances require. The Governance Committee consists of three (3) members: Joshua Aaron Sigmon (chairperson of the Governance Committee), Iván C. López Morales and Carlos García. The Governance Committee met two times during the period ended June 30, 2026.

Board Oversight of Risk Management

The Board’s role is one of oversight, including oversight of the Fund’s risks, rather than day-to-day management. The Board’s committee structure allows the Board to focus on risk management as part of its broader oversight of the operation of the Fund. While day-to-day risk management is the responsibility of the Investment Adviser, trustees receive regular reports from the Trust’s CCO, the Investment Adviser and the Fund’s various service providers regarding investment risks and compliance risks. These reports allow the Board to focus on various risks and their potential impact on the Fund. The Board has discussions with the Trust’s CCO and the Investment Adviser, as well as the portfolio manager, regarding how they monitor and control such risks. Additionally, the Trust’s CCO and officers of the Fund regularly, and on an ad hoc basis, report to the Board on a variety of risk-related matters.

The Board has retained Oriental Trust, a registered investment adviser and a separately identifiable division of Oriental Bank, as the Fund’s investment adviser. Oriental Trust is responsible for the day-to-day operation of the Fund. Additionally, the Board meets periodically with the Trust’s CCO who reports to the trustees regarding the compliance of the Fund with the federal securities laws and the internal compliance policies and procedures of the Fund. The Board also reviews the CCO’s annual report, including the CCO’ compliance risk assessments for the Fund.

Trustees’ Qualifications and Experience

The Governance Committee is responsible for identifying, evaluating and nominating trustee candidates. The Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other trustees. A trustee’s ability to perform his or her duties effectively may have been attained through the trustee’s executive, business, consulting, and/or legal positions; experience from service as a director/trustee of other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.

The Board believes that each of the trustees has the ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with each other, Oriental Trust, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of his or her duties. In addition to those qualities and based on each trustee’s experience, qualifications and attributes (including the information above regarding each of the trustees) and the trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a trustee.

Mr. López has served as an independent trustee of the Trust since May 2021. The Board believes that Mr. López’s experience as senior vice president, chief executive officer and president of three companies and various directorship positions benefits the Fund.

Mr. Sigmon has served as an independent trustee of the Trust since May 2021. The Board believes that Mr. Sigmon’s knowledge of private equity and investment firms gained through his current and prior employment and Board memberships benefits the Fund.

Mr. García has served as an independent trustee of the Trust since June 2024. The Board believes that Mr. García’s experience in the financial services industry and knowledge of investment advisors through his current employment benefits the Fund.

Mr. González has served as an interested trustee of the Trust since January 2021. The Board believes that Mr. González’s previous experience as portfolio manager of the Puerto Rico Diversified Tax Managed Total Return IRA Trust prior to the Fund’s registration under the 1940 Act, in addition to his work with OFG Bancorp, benefits the Fund.

References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Trustee Ownership of Fund Shares

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee of each Fund in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2025. The Trustees may have investments in other pools of securities managed by the Investment Adviser. The dollar ranges used in the table are: (A) None; (B) $1-$10,000; (C) $10,001-$50,000; (D) $50,001-$100,000; and (E) Over $100,000.

Name of Trustee	Dollar Range of Ownership in Fund	Aggregate Dollar Range of Ownership in Investment Companies Overseen by Trustee in Family of Investment Companies
Iván C. López Morales	A	A
Joshua Aaron Sigmon	A	A
Carlos García	A	A
Carlos González	A	A

Trustee Compensation

Independent trustees shall each receive an annual retainer of $16,000 allocated to the Trust. The chair of the Audit Committee and Governance Committee shall receive an additional annual retainer of $1,000 and $500, respectively. In addition, independent trustees receive a $1,000 per meeting fee for attendance at regularly scheduled and special Board meetings. For attendance at special Board meetings by video or telephone, independent trustees receive $500 per meeting.

All trustees are reimbursed for expenses in connection with each Board meeting attended, with this reimbursement allocated to the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the independent trustees. Set forth below is the rate of compensation received by the following independent trustees for the fiscal year ended June 30, 2026.

Name of Trustee & Position	Aggregate Compensation[1] from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust & Fund Paid to Trustees
Iván C. López Morales (Independent Trustee & Audit Committee Chair)	$10,250	N/A	N/A	$20,500
Joshua Aaron Sigmon (Independent Trustee & Governance Committee Chair)	$10,000	N/A	N/A	$20,000
Carlos García (Independent Trustee)	$9,750	N/A	N/A	$19,500
Carlos González (Interested Trustee2)	N/A	N/A	N/A	N/A

1	Aggregate compensation is comprised of all applicable retainers and meeting fees but does not include reimbursements for Trustee expenses.
2	The interested trustee does not receive compensation from the Trust for his service as trustee.

Code of Ethics

The Trust, Oriental Trust and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of Oriental Trust and the principal underwriter to invest in securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Oriental Trust. The Investment Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by calling 787-474-1993 and (2) on the SEC’s website at http://www.sec.gov.

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Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially, or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of October 7, 2026, the trustees as a group did not own more than 1% of the outstanding shares of the Fund. On the same date, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	10,817,827.34 shares	60.06%
Mid Atlantic Trust Company 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	2,822,740.80 shares	15.67%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2,388,156.26 shares	13.26%

The Fund’s Investment Team

Oriental Trust, a registered investment adviser and a separately identifiable division of Oriental Bank, located at Oriental Center 254 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. As of June 30, 2026, Oriental Trust had assets under management of approximately $335.3 million with respect to the Fund.

Oriental Trust is a division of Oriental Bank, which is a subsidiary of OFG Bancorp, a diversified financial holding company and corporation organized under the laws of the Commonwealth of Puerto Rico that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations.

As Investment Adviser, Oriental Trust is responsible for recommending new investments and/or changes in existing investments of the Fund consistent with the investment objectives and policies of the Fund. Oriental Trust, in executing those transactions, is required to obtain offers to purchase or sell a particular investment unless such security is listed or traded on an exchange in the United States or is traded in the OTC market.

Under the Advisory Agreement, Oriental Trust is entitled to receive an annual management fee equal to 0.20% of the average net assets of the Fund (including assets purchased with the proceeds of any leverage). The management fee for each calendar month is accrued daily and payable monthly. During the fiscal year ended June 30, 2026, the Fund paid the Investment Adviser $24,574 in net advisory fees. During the fiscal year ended June 30, 2025, the Fund paid the Investment Adviser $1,332 in net advisory fees.

Oriental Trust may voluntarily waive fees and/or reimburse Fund expenses from time to time. For example, Oriental Trust has contractually agreed to waive fees and/or reimburse expenses to the extent that the Fund’s total annual fund operating expenses (including organizational and initial offering expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.95% of the average daily net assets for Class A Withholding shares, Class A Non-Withholding shares, Class I Withholding shares, and Class I Non-Withholding shares of the Fund.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded. Any repayment to the Investment Adviser will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement, The expense limitations may not be terminated until October 28, 2027, except by the Board. For the year ended June 30, 2026, the advisor waived advisory fees and reimbursed the Fund for expenses in the amount of $115,893.

Under the Advisory Agreement, Oriental Trust furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and pays any compensation for services provided to the Fund by its trustees, officers, employees and/or agents who are affiliated with Oriental Trust or any of its affiliates.

Oriental Trust shall provide the Trust with such investment research, advice and supervision as the Trust may from time to time consider

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necessary for the proper management of the assets of the Fund, shall furnish continuously an investment program for the Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

After its initial two-year term, the Advisory Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval and subject to exemptive or other relief granted by the SEC or its staff. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Oriental Trust shall generally supervise and oversee all custody, transfer agency, dividend disbursing, legal, accounting and administrative services by third parties that have contracted with the Trust to provide such services.

Service Providers

Administrator, Fund Accountant and Transfer Agent

The Trust has entered into a Master Services Agreement (the “Service Agreement”) with Ultimus Fund Solutions, LLC (the “Administrator” or “Ultimus”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, under which Ultimus provides administrative, accounting, and transfer agent and shareholder services necessary for the operation of the Fund, including assistance in the preparation of financial reports to shareholders; reporting Fund performance; support with respect to routine regulatory examinations of the Fund; assistance in preparing Fund expense projections and establishing accruals; arranging for the computation of data, including daily calculation of the net asset value per share; preparation for signature by an officer of the Trust certain documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC; preparation of tax returns; certain accounting, clerical and bookkeeping services; arranging for the maintenance of books and records of the Fund; serving as the Trust’s registrar, transfer agent, and dividend disbursing agent; processing purchase and redemption orders, maintaining records of Fund shareholders; disbursing dividends and other distributions; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Ultimus also maintains certain books and records of the Trust that are required by applicable federal regulations. Ultimus does not have any responsibility or authority for the management of the Fund or the determination of investment policy. In consideration of the services rendered pursuant to the Fund Administration, Accounting Services, and Transfer Agent and Shareholder Services Addendums to the Service Agreement, Ultimus receives fees from the Fund for said services, and is reimbursed for certain expenses assumed pursuant to the Service Agreement. During the fiscal year ended June 30, 2026, Ultimus received the following fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent:

	Administration & Fund Accounting	Transfer Agent
Period Ended June 30, 2026	$37,528	$690
Period Ended June 30, 2025	$7,307	$12,252

The Service Agreement between the Trust, on behalf of the Fund, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive one-year periods immediately following the Initial Term.

Compliance Services

Northern Lights Compliance Services, LLC (“Northern Lights”), an affiliate of Ultimus, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, provides an individual to serve as the Trust’s CCO and administers the Trust’s compliance policies and procedures. During the fiscal year ended June 30, 2026, the Fund paid Northern Lights $11,316 for CCO services.

Distributor

The Trust has entered into a Distribution Agreement with Northern Lights Distributors, LLC (the “Distributor”) on behalf of the Fund, to serve as the distributor of shares of beneficial interest in the Fund. The Distributor’s responsibilities include selling the Fund’s shares, receiving and submitting purchase orders to the Fund’s transfer agent, facilitating redemption of shares by Shareholders, reviewing advertising materials and sales literature, preparing reports for the Board, and providing materials to the Trust’s CCO as reasonably necessary to support the Board’s findings regarding the Trust’s compliance policies and procedures.

The Fund pays the Distributor an annual fee of $10,000 plus:

●	0.01% per year of the Fund’s average daily net assets* up to $250 million;

●	0.0075% per year of the Fund’s average daily net assets* between $250 million and $500 million;

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●	0.0050% per year of the Fund’s average daily net assets* between $500 million and $1 billion; and

●	0.0025% per year of the Fund’s average daily net assets* over $1 billion.

*	All fee calculations are based on the Fund’s average daily net assets invested in Class A and Class I shares only.

The Fund will also pay the Distributor $100 per submission for eleven or more advertising submissions made per month. Additionally, the Fund will pay the Distributor a fee of 25% of any FINRA costs incurred. The Fund will also reimburse the Distributor for certain reimbursable expenses incurred on the Trust’s behalf, including, but not limited to, NSCC Fund/SERV fees, monitoring software, and any expenses approved by the Trust.

Custodian

U.S. Bank N.A. (the “Custodian”), located at 5065 Wooster Rd, Cincinnati, OH 45226, is the custodian of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund’s investments. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

Legal Counsel

Stradley Ronon Stevens and Young, LLP, 2000 K Street, NW, Washington, D.C. 20006 and Pietrantoni Mendez & Alvarez LLC, Popular Center 19th Floor, 208 Ponce de León Ave., San Juan, PR 00918 serve as legal counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave, Suite 800, Cleveland, OH 44115, is the Fund’s independent registered public accounting firm. The independent registered public accounting firm provides services including an audit of the Fund’s annual financial statements.

Execution of Portfolio Transactions and Brokerage

The Advisory Agreement states that the Investment Adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that it shall only direct orders to an affiliated person in accordance with Board adopted procedures and/or the 1940 Act. In general, the Investment Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, the Investment Adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as Oriental Trust and the Board may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Investment Adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser’s overall responsibilities with respect to the Fund or other advisory clients. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, Oriental Trust or any affiliate of either. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine. The Investment Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Investment Adviser, it, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

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Capital Stock

None of the shares issued by the Fund have preemptive, conversion, or subscription rights. Each of the class of shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust.

Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund votes on all matters affecting the Fund (e.g., approval of the Advisory Agreement); if additional series are issued, all series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. Further, each class of shares of the Fund shall vote separately with respect to any matter that separately affects that class or as required by applicable law. The shares of each class of the Fund have one vote per share and a pro-rata fractional vote for a fraction of a share. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 50% or more of the outstanding shares of the Trust entitled to vote at such meeting, for the purpose of electing or removing trustees.

Class A Withholding and Non-Withholding shares may be purchased by the public. Class I Withholding and Non-Withholding shares are available to institutional clients and to advisory or fee-based accounts.

Each class of shares will represent interests in the same portfolio of investments of the Fund and are identical in all respect to each other class of the Fund, except as set forth in the Fund’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act.

Class A shares of the Fund are subject to the payment of an annual Rule 12b-1 shareholder services fee of 0.25% of average daily net assets. At present, the Fund does not permit conversions or exchanges from one class to another class, although the Fund reserves the right to consider such flexibility in the future. Income, including both realized and unrealized capital gains and losses, and expenses of the Fund shall be allocated to the Fund as a whole.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

Determination of Net Asset Value

As stated in the Prospectus, the Fund operates as a “government money market fund” under Rule 2a-7 of the 1940 Act. The Fund is permitted to and seeks to maintain a NAV of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the Fund sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar entity, which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Fund expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Board, in supervising the Fund’s operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Fund’s investment objectives, to stabilize the NAV of the Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The procedures include daily calculation of the difference (the “Market Value Difference”) between the amortized cost value per share and the NAV per share based upon available indications of market value. In the event the Market Value Difference of a given Fund exceeds certain limits or the Board believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. These actions may include selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00).

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During a negative interest rate environment which causes the Fund to have a negative gross yield, the Fund may reduce the number of shares outstanding on a pro rata basis through share cancellation, including through reverse distribution mechanisms, to seek to maintain a stable $1.00 price per share, subject to Board approval and to the extent permissible by applicable law and its organizational documents. The Fund that implements share cancellation would continue to maintain a stable $1.00 share price by use of the amortized cost method of valuation and/or penny rounding method but the aggregate value of an investor’s investment would decline if the Fund reduced the number of shares held by the investor. Each shareholder will be deemed to have agreed to such contribution of shares in these circumstances by investing in the Fund. After a cancellation of shares, the basis of cancelled shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced through share cancellation. Due to a lack of guidance regarding share cancellation, however, the tax consequences of such cancellation of shares to the Fund and its shareholders is unclear and may differ from that just described. Alternatively, the Fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents. If the Fund were to float its NAV, it would no longer maintain a stable $1.00 share price and instead have a share price that fluctuates. An investor in the Fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them. There is no assurance such measures will result in a stable NAV per share of $1.00.

The Fund may also hold cash for the purpose of stabilizing its NAV per share. Holdings of cash may lower (or, in a negative interest rate environment, increase) the yield of the Fund’s shares. The Fund may continue to use the amortized cost method of valuation so long as the Board believes that the method fairly reflects the market-based NAV per share and the Fund complies with the other requirements of Rule 2a-7. See “Rule 2a-7 Requirements” above.

The determination of the Sales Price (defined below) is made as 4:00 p.m., New York time on each Business Day and is accomplished by dividing the net assets (the excess of assets over liabilities) of the Fund by the number of outstanding shares. The value of each class of the shares of the Fund for purposes of redemption (the “Redemption Price”) is determined in the same manner as the Sales Price. A “Business Day” is any day that (1) both the Federal Reserve Bank of New York and the Fund’s custodian are open for business and (2) the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. The Fund is authorized not to open for trading on a day that is otherwise a Business Day if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading; any such day will not be considered a Business Day. The Fund also may close early on a Business Day if SIFMA recommends that government securities dealers close early. If the Fund uses its discretion to close early on a Business Day, the Fund will calculate its net asset value as of the time of such closing.

The sale of shares by the Fund’s distributor to a shareholder will be made as of the Business Day on which the distributor receives the funds from the shareholder and his or her request to purchase shares. This means that funds from the shareholder will only be applied to purchase shares on a particular Business Day if the electronic funds transfer, check or money order used to purchase the shares has cleared the bank on which the transfer was made or the check or money order was drawn. Fund shares begin earning dividends on the day after a share purchase is effected and payment in federal or other immediately available funds is received. Shares earn dividends through the day the redemption order is received in good order.

Shareholders should be aware that the market value of the Fund’s underlying investments will fluctuate with various factors, including interest rates, stock market conditions in the United States, economic and fiscal conditions in Puerto Rico, other general economic conditions, and other factors affecting the issuer of any particular investment then held by the Fund. Therefore, neither Oriental Trust, the Distributor or any other person can guarantee the value of the shares at any particular time. Under certain conditions the value of the shares held by the shareholder may be less than the aggregate amount invested by the shareholder. Furthermore, the Fund or any other person cannot guarantee or represent that funds received from the sale of shares or derived from income received or investments made by the Fund can be invested or reinvested, as the case may be, at the same rate as that at which assets of the Fund were initially invested, nor that any shareholder will receive any anticipated rate of return while he or she holds shares.

In the event that (i) the Fund, at the end of a Business Day, has invested less than 10% of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the Board or (ii) the Board, including a majority of Independent Trustees, determines that such a deviation is likely to occur, and the Board, including a majority of Independent Trustees, irrevocably has approved the liquidation of the Fund, the Board has the authority to suspend redemptions of Fund shares.

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Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Purchases and Redemptions of Fund Shares

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of the Fund shares.

Purchases and Offering of Shares

The shares of the Fund are registered with the SEC under the 1933 Act and the 1940 Act.

The public offering price of the shares during the continuous offering is the Sales Price, which is determined by the Fund’s administrator on each Business Day. The number of shares credited to the shareholder will be equal to the cash amount received by the Fund divided by the net asset value per share of the Fund that is applicable on the day the funds are received (the “Sales Price”). If such day is not a Business Day, the Sales Price will be determined on the next Business Day. The Sales Price applicable during any given Business Day is the Sales Price calculated as of the close of trading on the NYSE on such Business Day. Computations will be done to three decimal points.

The Fund reserves the right to limit the sales of shares and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund or its Shareholders. The Fund reserves the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend, without notice, the sale of shares to the public in response to conditions in the securities markets or otherwise.

Purchases of certain share classes through financial intermediaries—Pursuant to SEC guidance, certain financial intermediaries may impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of Fund shares. These charges and fees are not disclosed in the prospectus or this SAI. You should consult with representatives of your financial intermediary or visit the financial intermediary’s website for more information.

If Fund shares are purchased through a financial intermediary, the financial intermediary may receive all or a portion of the sales charges and distribution fees discussed under “Purchase and Redemption of Fund Shares” in the prospectus and under “Capital Stock” and “Purchases and Offering of Shares” in this SAI. In this context, the term “financial intermediaries” includes any broker-dealer, bank, or other financial intermediary having a selling or similar agreement with the Distributor.

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Oriental Trust (or its affiliates) may from time to time make additional payments from their own resources to financial intermediaries in connection with the sale of Class A Withholding and Non-Withholding shares of the Fund (“additional payments”). Such payments may come directly or indirectly from fees paid by the Fund to Oriental Trust for various services, such as investment advisory services. The additional payments are not an additional charge to the Fund or its shareholders and do not change the price paid by shareholders for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases.

The additional payments may be calculated based on sales of shares of the Fund (i.e., as a percentage of the value of shares sold), and they primarily create an incentive for new sales of shares of the Fund. Oriental Trust is motivated to make the additional payments as they promote the sale of Fund shares. To the extent financial intermediaries sell more shares of the Fund, Oriental Trust benefits from the incremental management fees paid to Oriental Trust with respect to those assets.

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The additional payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. In certain cases, the payments could be significant to the financial intermediary. Certain arrangements are still being negotiated. Accordingly, please contact your financial intermediary to determine whether they currently may be receiving the additional payments and to obtain further information regarding any such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with representatives of your financial intermediary.

Redemptions in Kind

The Fund has reserved the right to pay the Redemption Price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value per share for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. Under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of the remaining redemption proceeds in securities with a market value equal to the Redemption Price (redemption in kind).

The Fund may hold illiquid securities but not more than 5% of the Fund’s assets (measured at acquisition). As discussed above, for purposes of redemptions in-kind, illiquid securities are any securities that cannot be sold or disposed of within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the security. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Distributions and Tax Information

Distributions

The Fund intends to declare dividends from net investment income daily and pay such dividends monthly. The Fund will distribute net realized capital gains (including net short-term capital gains), if any, at least annually; however, the Fund does not expect to realize any long-term capital gains and losses.

Unless a shareholder has elected to receive distributions of income in cash, dividends will be reinvested automatically in additional shares of the same class at net asset value per share of such class. Reinvested dividends are credited to shareholders’ accounts in additional shares of the same class at the net asset value per share of such class as of the close of business on the ex-dividend date. A shareholder may change the option at any time by notifying his or her broker.

Exempt Dividends, Capital Gain Dividends and Ordinary Dividends on Class A Withholding and Class I Withholding Shares may be distributed net of the 15% withholding tax imposed by Section 1023.06(a) of the PR Code, which will be withheld at source by the brokers or other financial intermediaries through which the investors hold their shares to the extent the Fund or its paying agent deem such withholding to be necessary or appropriate, provided, however that the 15% withholding tax will not be applicable to Exempt Dividends, Capital Gain Dividends and Ordinary Dividends on Class A Non-Withholding and Class I Non-Withholding Shares.

Distributions from the Fund may be subject to U.S. federal income taxes if made to shareholders who are not Qualifying Investors (as defined herein).

Tax Information

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus, or otherwise provides additional details not described therein. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

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The discussion of the U.S. federal tax consequences in the Prospectus and this SAI are based on US Code and the regulations issued thereunder, and court decisions and administrative interpretations, as in effect on the date of this SAI. Except where otherwise indicated, the US income tax discussion assumes that the investors are individual U.S. citizens or residents (“US Individuals”), taxable corporations created or organized under the laws of a State of the United States (“US Corporations” and together with US Individuals, the “US Shareholders”), and taxable corporations organized under the laws of Puerto Rico (“Puerto Rico Corporations”) which are not subject to the controlled foreign corporation regime or the passive foreign investment company rules of the US Code. This discussion further assumes that no US Shareholder will hold directly, indirectly or by attribution 10% or more of the shares of the Fund.

The Puerto Rico tax discussion is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder, the administrative pronouncements issued by the PRTD, the Puerto Rico Municipal Code, as amended (the “Municipal Code”), and the regulations promulgated thereunder, and Act 93-2013. The Puerto Rico tax discussion assumes that (i) the Fund will meet the requirements of PR Code Section 1112.01 and the 1940 Act, (ii) all individual investors are US citizens, and (ii) no investor will be subject to special rules of taxation, such as partnerships or entities that are treated as conduit entities for Puerto Rico income tax purposes, “Special Partnerships,” “Subchapter E Corporations” (Corporations of Individuals), life insurance companies, registered investment companies, tax exempt organizations, estates and trusts.

No attempt has been made to discuss all Puerto Rico and U.S. federal income or other tax matters that may affect the Fund or its investors. The statements that follow are based on the existing provisions of the US and PR statutes and regulations mentioned above, and the corresponding judicial decisions and administrative pronouncements issued by the pertinent governmental agencies, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein are not binding on the PRTD, any municipality or Puerto Rico governmental agency, the IRS and the courts. Accordingly, there can be no assurance that such conclusions, if challenged, will be sustained.

For purposes of the following Puerto Rico tax discussion, the term “Foreign Corporation” is used to refer to a corporation organized under the laws of a jurisdiction other than Puerto Rico.

Puerto Rico Taxation of the Fund

Income Taxes. As an investment company (i) organized in Puerto Rico, (ii) with its principal office in Puerto Rico, and (iii) registered with the SEC under the 1940 Act, the Fund will be treated as a registered investment company under Section 1112.01 of the PR Code. As such, the Fund will be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the PR Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, stocks, bonds, notes and other securities, debt instruments or obligations (collectively, “Securities”) issued by Puerto Rico and Foreign entities are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund, are not subject to municipal license taxes, provided that they are registered under Act 93-2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding in Administrative Determination 19-04, issued on September 5, 2019 by the PRTD, should be constructed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Exempt Dividends,” “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Distributions paid by the Fund from its earnings and profits derived from certain exempt income described in Section 1031.02 of the PR Code, including without limitation, interest on obligations of the United States, any state or territory of the United States or political subdivision thereof and of the District of Columbia (“Exempt Dividends”) are exempt from Puerto Rico income tax. However, investors that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Exempt Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The 15% withholding tax may be claimed as a credit against the Puerto Rico income taxability of the investor.

Distributions paid by the Fund from its earnings and profits derived from the sale or exchange of property constitute capital gain dividends (“Capital Gain Dividends”) and are taxable as long-term capital gains regardless of how long the shares of the Fund have been held by the shareholder. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15% (subject to the alternate basic

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tax discussed below) in the case of individuals that are bona fide residents of Puerto Rico within the meaning of US Code Sections 933 and 937 (“Qualifying Individuals”), and for the alternative 20% income tax rate in the case of Puerto Rico Corporations.

A dividend distributed by the Fund that is not an Exempt Dividend or Capital Gain Dividend constitutes an ordinary dividend (“Ordinary Dividend”) if made out of earnings and profits attributable to income that is included in gross income by the Fund for Puerto Rico income taxes and subject to Puerto Rico income tax under the PR Code.

Ordinary Dividends and Capital Gain Dividends received by Qualifying Individuals and Puerto Rico Corporations are included in income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be) regardless of whether they are reinvested in additional shares of the Fund pursuant to the Fund’s dividend reinvestment plan. Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to a shareholder to the extent of the shareholders basis in the shares of the Fund, and any excess will be treated as a gain from the sale or exchange of such shares and subject to the tax consequences described below under Sale, Exchange or Other Disposition of the shares of the Fund.

Ordinary Dividends received by Qualifying Individuals will be subject to a 15% preferential tax (subject to the alternate basic tax discussed below) to be withheld at source, rather than to the regular tax on ordinary income. Upon filing a Puerto Rico income tax return, the Qualifying Individuals may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes. However, by purchasing Class A Withholding Shares and Class I Withholding Shares of the Fund, each Qualifying Individual will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Exempt Dividends, Capital Gain Dividends, and Ordinary Dividends.

An Ordinary Dividend received by a Puerto Rico Corporation will be subject to regular and alternative minimum tax. An Ordinary Dividend received by a Puerto Rico Corporation will qualify for 85% dividends received deduction. Puerto Rico Corporations will not be eligible for the 15% preferential tax applicable in the case of Qualifying Individuals.

Alternate Basic Tax. Qualifying Individuals are subject to alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax applies with respect to Qualifying Individuals that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income (the 24% top marginal rate applies to alternate basic tax net income in excess of $250,000). The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of the shares of the Fund. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No PR income tax should apply on Exempt Dividends as well as Capital Gain Dividends because the former are tax-exempt and the latter are treated as long-term capital gains from sources outside of Puerto Rico. However, by purchasing Class A Withholding Shares and Class I Withholding Shares of the Fund, each individual investor not resident of Puerto Rico will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Exempt Dividends, Capital Gain Dividends, and Ordinary Dividends. As a general rule, individuals who are not residents of Puerto Rico may request a refund from the PRTD of said 15% withholding tax on Capital Gain Dividends and Exempt Dividends.

Foreign Corporations. The income taxation of Ordinary Dividends and Capital Gain Dividends paid by the Fund to a foreign corporation will depend on whether or not the foreign corporation is engaged in a trade or business in Puerto Rico in the taxable year of the dividend.

A foreign corporation that is not engaged in a trade or business in Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the income tax rate of 10%, and no PR income tax should apply on Exempt Dividends as well as Capital Gain Dividends because the former are tax-exempt and the latter are treated as long-term capital gains from sources outside of Puerto Rico. However, by purchasing Class A Withholding Shares and Class I Withholding Shares of the Fund, foreign corporations will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Exempt Dividends, Capital Gain Dividends, and Ordinary Dividends. As a general rule, foreign corporations not engaged in trade or business in Puerto Rico may request a refund from the PRTD of said 15% withholding tax on Capital Gain Dividends and Exempt Dividends, as well as the withholding tax on Ordinary Dividends in excess of the applicable 10% income tax rate. In the case of foreign corporations engaged in trade or business in Puerto Rico, a credit should be available for the 15% withholding tax on Capital Gain Dividends, Exempt Dividends and Ordinary Dividends.

Foreign corporations that are engaged in trade or business in Puerto Rico are subject to the applicable regular Puerto Rico corporate income tax rates on their net income that is effectively connected with the active conduct of a trade or business in Puerto Rico. This income will include all net income from sources within Puerto Rico, such as the Ordinary Dividends, and certain items of net income from sources outside Puerto Rico that are effectively connected with the active conduct of a trade or business in Puerto Rico, which may include Capital Gain Dividends in the case of foreign corporations engaged in a financing, lending or trading business in Puerto Rico. Such net income would be subject to the same rules applicable to Puerto Rico Corporations (including the dividends received deduction

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and 20% preferential tax on capital gains, discussed above). In general, foreign corporations that are engaged in a trade or business in Puerto Rico are subject to tax at gradual corporate income tax rates that range from 18.5% to 37.5%, plus a 10% branch profits tax.

Sale, Exchange or Other Disposition of the shares of the Fund. Gain recognized by a shareholder from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares in the Fund will be treated as a capital gain for shareholders who hold such shares as a capital asset and as a long-term capital gain if such shares have been held by the shareholder for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals, on the sale, exchange or other disposition of their shares in the Fund will be subject to a 15% income tax rate. Alternatively, the Qualifying Individuals may elect to include such long-term capital gains as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Puerto Rico Corporation on the sale, exchange or other disposition of its shares in the Fund will be subject to an alternative 20% income tax rate. Alternatively, a Puerto Rico Corporation may also elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Losses from the sale, exchange or other disposition of shares in the Fund that constitute capital assets in the hands of Qualifying Individuals or Puerto Rico Corporations are deductible only to the extent of gains recognized by such shareholders from the sale, exchange or other disposition of capital assets. Qualifying Individuals and Qualifying Trusts may also deduct up to $1,000 of such capital losses against ordinary income and the balance can be carried forward to the following seven (7) taxable years as a deduction. Qualifying Investors may carryforward and deduct any remaining capital losses against net capital gains derived in such years, subject to certain time limitations, provided, however, that the deduction may not exceed 90% of such capital gains. The deduction by Puerto Rico Corporations for losses carried over to subsequent taxable years is limited to 90% of the amount of capital gains.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico should not be subject to Puerto Rico income tax on the sale or exchange of shares of the Fund because such gain constitutes income from sources outside Puerto Rico.

Foreign Corporations. Foreign corporations that are not engaged in a trade or business in Puerto Rico will not be subject to Puerto Rico income tax on any capital gain realized on the sale or exchange of shares of the Fund because such gains should constitute income from sources outside Puerto Rico. A foreign corporation that is engaged in a financing, banking or trading business in Puerto Rico will generally be subject to Puerto Rico corporate income tax on any gain realized on the sale or exchange of shares of the Fund because such gain should be treated as effectively connected with such trade or business in Puerto Rico. Any such gain should be eligible for the alternative tax of 20% if it qualifies as a long-term capital gain. In general, a foreign corporation that is engaged in a trade or business in Puerto Rico will also be subject to a 10% branch profits tax.

Estate and Gift Taxes. Estate and gift taxes imposed by the PR Code have been repealed with respect to transfers by inheritance or gift occurring after December 31, 2017.

Municipal License Taxes. Under the Municipal Code, all dividends distributed by the Fund to Puerto Rico Corporations engaged in business in Puerto Rico will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5% if such shareholders are engaged in a financial business, or of up to 0.5% if such shareholders engaged in non-financial businesses. Individual investors and Puerto Rico Corporations not engaged in business in Puerto Rico should not be subject to a municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the shares of the Fund should be exempt from Puerto Rico personal property taxes in the hands of the Fund shareholders.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and its shareholders and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. Based on certain representations made by the Fund, under current United States federal income tax law, the Fund should not be engaged in a U.S. trade or business. Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”) are not subject to United States federal income taxation. Moreover, as an investment trust organized under Puerto Rico law treated as a foreign corporation not engaged in trade or business under the US Code, the Fund will only be subject to United States federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund will be subject to withholding of United States federal income tax at a 10% gross rate on U.S. source dividends (if certain conditions are met) and at a 30% gross rate on such other U.S. source income. If the Fund ultimately is found to be engaged in a U.S. trade or business, it would be subject to U.S. corporate income tax at the regular rates applicable to corporations (currently 21%) on that part of its net income that is effectively connected with such business and, in addition, to a branch profits tax (which generally is imposed on a foreign corporation upon the repatriation outside of the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate on its earnings and profits attributable to such effectively connected income, subject to a number of statutory adjustments.

27

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 of the US Code (commonly known as “FATCA”) impose a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (“NFFE”) (including “territory non-financial foreign entities”) unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to interest and other periodic payments.

Pursuant to the FATCA Regulations, the Fund will be treated as a passive NFFE. Accordingly, the Fund will be required to provide to withholding agents or any other entity required to certify the Fund’s status under FATCA, certain information about its direct or indirect substantial U.S. owners, or alternatively, certify to such withholding agents or entities that the Fund has no such substantial U.S. owners. If the Fund were to be unable to provide such investor information or otherwise fail or be unable to comply with the legal and regulatory requirements of the US Code with respect to FATCA, the Fund’s U.S. source income would be reduced, inasmuch as it would be subject to such 30% withholding tax. The 30% withholding would result in a reduction of the Fund’s income available for distribution to its shareholders and may negatively affect the Fund’s ability to fulfill its obligations. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements, authorizes the Fund to redeem his or her shares if it fails to timely provide such information or certifications and agrees to indemnify the Fund from any tax withheld due to such investors failure to timely provide the information required under FATCA.

Prospective investors should consult with their own tax advisers regarding these matters and similar disclosure requirements as they apply to them.

United States Taxation of Fund Shareholders

Income Taxes. The Fund intends to be treated as a foreign corporation not engaged in US trade or business under the US Code and dividends paid by the Fund will generally have a Puerto Rico source rather than a US source classification.

In general, Fund’s distributions to US Shareholders will be taxable for US federal income tax purposes, regardless of whether they are received in cash or reinvested in Fund shares and will be subject to the passive foreign investment company (“PFIC”) rules described below. Gains from the sale of the shares of the Fund will also be taxable under the US Code and subject to the PFIC rules.

Puerto Rico Corporations that are not engaged in a U.S. trade or business should not be subject to US taxation on dividends received from the Fund and on gains from the sale or exchange of their shares in the Fund.

Under US Code Sections 933 and 937, and the regulations thereunder, Qualifying Individuals who own, directly or indirectly, less than 10% of the total shares of the Fund will not be subject to United States income taxation on dividends received from the Fund. Also, Qualifying Individuals will not be subject to United States income taxation on gains from the sale or exchange of their shares of the Fund. However, these shareholders will not generally be allowed a tax deduction for any amount allocable to or chargeable against amounts so excluded from the Qualifying Individuals’ gross income.

In the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the total shares of the Fund, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico and exempt for U.S. federal income taxes. For these shareholders, the Puerto Rico source ratio of any dividend from the Fund shall be a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the testing period and the denominator of which equals the total gross income of the Fund for the testing period. The term “testing period” as used herein means the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years). In the case of these shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) will be subject to United States income taxation, including the PFIC rules described below.

Qualifying Individuals should consult their tax advisers to determine if under the provisions of Section 937 of the US Code and the regulations promulgated thereunder, they meet the direct or indirect 10% ownership requirement described above since certain attribution rules apply for purposes of determining such 10% ownership requirement. If after consulting his or her tax adviser, a Qualifying Individual determines that he or she is a 10% shareholder of the Fund, such shareholder must contact the investment adviser to get the necessary information to determine which part of the dividend received by him or her is from sources other than Puerto Rico.

Notwithstanding the foregoing, Qualifying Individuals should also note that Section 937(b) of the US Code includes an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from United States sources would retain its character as U.S. source income notwithstanding the fact that the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides

28

the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the United States. We understand, however, that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by governmental authorities and, therefore, dividends paid by the Fund should be sourced by the general sourcing rules, which will treat such distributions as income from Puerto Rico sources.

Under current United States federal income tax law, the Fund will likely be treated as a PFIC. Under the PFIC rules, a Fund shareholder that is a US Shareholder (i.e., a U.S. citizen or resident of the United States, a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the United States) and that disposes of its PFIC stock at a gain is treated as receiving an excess distribution equal to such gain. In addition, if a US shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such shareholder has received from the PFIC during the three preceding taxable years (or shorter period if the US shareholder has not held the stock for three years), the US shareholder is treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over the US shareholder’s holding period for the shares of the Fund, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the applicable class of taxpayer for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, US shareholders may, in certain circumstances, elect a mark-to-market treatment with respect to their shares in the Fund.

Under a proposed US Code regulation, Qualifying Individuals are subject to the PFIC rules described above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico, is allocated to a taxable year during which the Qualifying Individuals held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or is treated as a dividend from United States sources under the rules of US Code Section 933 and 937 described above. The portion of the excess distribution or gain considered to be Puerto Rico source income should not be subject to U.S. federal income tax pursuant to US Code Section 933.

Individual shareholders of a PFIC (such as the Fund) who are, among others, United States citizens, must file an annual report (IRS Form 8621) containing such information as the Secretary of the U.S. Treasury may require, unless an exemption from such filing requirement applies.

Estate and Gift Taxes. The transfer of shares of the Fund by death or gift by a Qualifying Individuals will not be subject to estate and gift taxes imposed by the US Code if such individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the US Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the shareholders and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to United States federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

State and Local Taxes. Distributions of Ordinary Dividends and Capital Gain dividends, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

It must be noted that the U.S. Code provides special rules for entities that are treated as partnerships for U.S. federal income tax purposes.

Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A Withholding and Non-Withholding shares of the Fund pay to the Distributor service and distribution fees as described in the prospectus. The Plan authorizes the Trust to pay the Distributor an annual fee of up to 0.25% of the Fund’s average daily net assets attributable to such classes, respectively, for services as the Fund’s principal distributor in connection with any activities or expenses primarily intended to result in the sale of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts, including, but not limited to, payment of compensation, including incentive compensation, to securities dealers and other financial institutions and organizations to obtain various distribution related and/or administrative services for the Fund’s investors. No distribution or service fees are paid with respect to Class I Withholding and Non-Withholding shares.

The Board has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility, which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable the Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take

29

advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board also considered that continuing growth in the Fund’s size would be in the shareholders’ best interests because increased size would allow the Fund to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. In addition, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares, even in the case of the Fund being closed to new investors, which is not currently the case, is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The Board therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of the Distributor as the Fund’s distributor, in promoting the continuous sale of the Fund’s shares. The Board, including the Independent Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders.

The Plan has been approved by the Board, including all of the Independent Trustees. The Plan must be reviewed annually by the Board and may be continued from year to year by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of Independent Trustees be done by Independent Trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and the Distributor, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.

Distributor

The Fund’s distributor, and any broker or dealer as may be authorized by it from time to time, will act as the distributors of the shares. The distributors will solicit subscriptions for the shares during the offering period.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, acts as principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement (the “Distribution Agreement”) between Northern Lights Distributors, LLC and the Fund, Northern Lights Distributors, LLC acts as the Trust’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

After its two-year initial term, the Distribution Agreement between the Trust and the Distributor will continue in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.

The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, including a majority of the independent trustees, or by the Distributor on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Financial Statements

The Fund’s audited financial statements for the fiscal period ended June 30, 2026, appearing in the Form N-CSR as filed with the SEC. and the Fund’s unaudited financial statements for the fiscal period ended December 31, 2025, appearing in the Form N-CSRS as filed with the SEC, are incorporated herein by reference and made a part of this document. Copies of the Fund’s annual to shareholders, and when available, the semi-annual report to shareholders, may be obtained upon request and without charge by calling the Fund at 787-474-1993 or by downloading at www.dgiinvest.com/mmf.

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Appendix A

Summary of Credit Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectuses and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings — General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and SAI. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

Moody’s Ratings

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

Rating Refinements—Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.*

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

A-2

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings — Municipal Securities and Commercial Paper

Moody’s Ratings

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

A-3

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hashmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable-rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group. Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA—Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA—High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A—Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

A-4

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1: Highest Credit Quality—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2: Good Credit Quality—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality—The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative—Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default—Denotes actual or imminent payment default.

A-5

Appendix B

Proxy Voting Policies

The following information is a summary of the proxy voting guidelines for Oriental Trust.

Oriental Trust (the Adviser)

Proxies are assets of Oriental Trust’s Clients that must be voted with diligence, care, and loyalty. Oriental Trust will vote each proxy in accordance with its fiduciary duty to its Clients. Oriental Trust will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Oriental Trust will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The CCO coordinates Oriental Trust’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Oriental Trust to maintain certain books and records associated with its proxy voting policies and procedures. Oriental Trust’s recordkeeping obligations are described in the Maintenance of Books and Records section of its Compliance Manual. The CCO will ensure that Oriental Trust complies with all applicable recordkeeping requirements associated with proxy voting.

A.	Proxy Voting Policies

Oriental Trust will ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately. Once the investment team receives a proxy voting ballot and accompanying materials, it will review the proposals being voted upon and will typically vote the shares by proxy either by mail, by phone or electronically. The vote will be recorded on the shareholder voting log and a copy of the shareholder voting materials will be retained.

Oriental Trust will conduct an investigation reasonably designed to ensure that the voting determination is not based on materially inaccurate or incomplete information (e.g., Oriental Trust will monitor corporate events with respect to those portfolio securities).

Oriental Trust may conduct a more detailed analysis than what may be entailed by application of its general voting guidelines (set forth below), to consider factors particular to the issuer or the voting matter under consideration (e.g., corporate events (mergers and acquisition transactions, dissolutions, conversions, or consolidations) or contested elections for directors). When determining whether to conduct such an issuer-specific analysis, or an analysis specific to the matter to be voted on, Oriental Trust will consider the potential effect of the vote on the value of a Client’s investments.

Guidelines. When Oriental Trust votes portfolio securities held by a Client that is a registered investment company, the following guidelines generally apply.

●	Proxy votes are cast FOR proposals that Oriental Trust reasonably believes:

i.	maintain or strengthen the shared interests of shareholders and management;

ii.	increase shareholder value;

iii.	maintain or increase shareholder influence over the issuer’s board of directors and management; and

iv.	maintain or increase the rights of shareholders.

●	Proxy votes are cast AGAINST proposals having the opposite effect, or where Oriental Trust does not have adequate objective facts available to it to make a reasonably informed decision as to whether the proposal is in the best interest of the Client.

In addition, if a Client that is a registered investment company invests in other investment companies in excess of the limitations in Section 12(d)(1) of the 1940 Act, Oriental Trust will, pursuant to Section 12(d)(1)(F) of the 1940 Act:

●	Vote the shares in the same proportion as the vote of all shares of the investment company are voted.

B.	Conflicts of Interest

From time to time, Oriental Trust or its portfolio managers (“Portfolio Managers”) may have a conflict of interest in making voting determinations with respect to a Client’s portfolio securities. A conflict of interest could arise, for example, because of a business relationship with an issuer, or a direct or indirect pecuniary interest in the issuer or matter being voted upon, or because of a personal

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relationship with corporate directors or candidates for directorships. Whether a material conflict of interest exists depends upon the facts and circumstances.

1.	Identifying Conflicts of Interest. For purposes of identifying conflicts of interest under these procedures, the Portfolio Manager(s) will rely upon the objective facts available to him (them) about an issuer and its voting matters from reliable sources. The Portfolio Manager(s) may determine that Oriental Trust or a Portfolio Manager has a conflict of interest for the following reasons, among others:

a.	Significant Business Relationships – The Portfolio Manager(s) will consider whether the matter involves an issuer or proponent with which Oriental Trust has a significant business relationship. Oriental Trust may have significant business relationships with certain entities, such as other investment advisory firms, service providers and vendors, clients and financial intermediaries. For this purpose, a “significant business relationship” is one that might create an incentive for Oriental Trust to vote in favor of the issuer’s management.

b.	Direct or Indirect Pecuniary Interest in Issuers or Voting Matters – The Portfolio Manager(s) may have beneficial ownership of securities of an issuer (including securities in an issuer’s capital structure different from those owned by a Client), or and thus an opportunity to profit from changes in the value of an issuer’s securities.

c.	Significant Personal or Family Relationships – The Portfolio Manager(s) will consider whether the matter involves an issuer, proponent or individual with which a Portfolio Manager may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Portfolio Manager votes the proxy.

2.	Disclosing and Mitigating Conflicts of Interest. If the Portfolio Manager(s) are aware of a potential conflict of interest that Oriental Trust or a Portfolio Manager has with respect to an issuer or a matter being voted upon (including those described above), the Portfolio Manager(s) will disclose the conflict(s) to Oriental Trust’s CCO. If the CCO determines that there is an actual material conflict of interest, Oriental Trust will convene a meeting of its senior management to determine how to vote after reviewing documentation associated with the proxy vote and considering, among other things:

a.	A vote’s likely short-term and long-term impact on the issuer;

b.	Whether the issuer has responded to the subject of the proxy vote in some other manner;

c.	Whether the issues raised by the proxy vote would be better handled by some other action by the issuer; and

d.	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives.

If the Client is a registered investment company, Oriental Trust will fully disclose to the board of the registered investment company (or an appropriate committee of such board), such that the board (or committee) can make a determination on how to vote the proxy.

C.	Annual Review

As part of Oriental Trust’s ongoing compliance program, Oriental Trust reviews and documents, no less frequently than annually, the adequacy of these voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether these policies and procedures continue to be reasonably designed to ensure that Oriental Trust casts votes on behalf of Clients in their best interest as required by rule 204-2(a)(17)(ii) and rule 206(4)-7(b) under the Advisers Act. Oriental Trust takes reasonable measures to determine that it is casting votes on behalf of its Clients consistently with these voting policies and procedures. Oriental Trust reviews the proxy votes it casts on behalf of its Clients as part of this annual review.

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PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Deed of Constitution of Trust.[1]

(b)	Second Amended and Restated Bylaws.[5]

(c)	Instruments Defining Rights of Security Holders- See Articles Three, Four, Five, Seven, Eight, Nine, and Ten of the Registrant’s Deed of Constitution of Trust. See also Articles IV, V, and VI of the Registrant’s Amended and Second Restated By-Laws.

(d)	(1)	Executed Amended and Restated Investment Advisory Agreement dated December 9, 2025 – filed herewith.

	(2)	Expense Limitation Agreement dated April 15, 2025.[8]

(e)	Executed Distribution Agreement with Northern Lights Distributors, LLC dated July 1, 2025.[9]

(f)	Bonus or Profit Sharing Contracts-not applicable.

(g)	(1)	Custody Agreement with U.S. Bank N.A. dated March 28, 2025.[8]

	(2)	Amendment No.1 to the Custody Agreement dated September 8, 2026 - filed herewith.

(h)	Other Material Contracts.

	(1)	Fund Administration and Transfer Agency Agreement with Ultimus.[2]

	(2)	Compliance Consulting Agreement with Northern Lights Compliance Services, LLC.[2]

	(3)	Master Services Agreement with Ultimus.[7]

		i.	Amended Fund Admin Fee Letter dated September 11, 2023.[7]

		ii.	Tailored Shareholder Report Services Addendum dated March 7, 2024.[7]

		iii.	Amendment No. 1 to the Master Services Agreement dated March 24, 2025.[8]

(i)	(1)	Legal Opinion for the DGI Balanced Fund.[5]

	(2)	Legal Opinion for the DGI U.S. Government Money Market Fund.[8]

	(3)	Consent of Counsel – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements-not applicable.

(l)	Initial Capital Agreement.[3]

(m)	(1)	Amended and Restated Rule 12b-1 Plan on behalf of the DGI Balanced Fund.[7]

	(2)	Rule 12b-1 Plan on behalf of the DGI U.S. Government Money Market Fund.[8]

(n)	(1)	Amended and Restated Rule18f-3 Multi-Class Plan for the DGI Balanced Fund.[5]

	(2)	Rule 18f-3 Multi-Class Plan for the DGI U.S. Government Money Market Fund.[8]

(o)	Reserved.

(p)	Codes of Ethics.

	(1)	Code of Ethics - Oriental Trust.[4]

	(2)	Code of Ethics - DGI Investment Trust.[4]

	(3)	Code of Ethics - Northern Lights Distributors, LLC.[6]

(q)	(1)	Power of Attorney - Iván C. López Morales.[7]

	(2)	Power of Attorney - Joshua Aaron Sigmon.[7]

	(3)	Power of Attorney - Carlos González Inclán.[7]

	(4)	Power of Attorney - Carlos García.[7]

[1]	Form N-1A filed on February 5, 2021
[2]	Pre-Effective Amendment No. 1 of Form N-1A filed on May 7, 2021
[3]	Form N-1A filed on May 18, 2021
[4]	Form N-1A filed on October 28, 2021
[5]	Form N-1A filed on October 28, 2022
[6]	Form N-1A filed on June 30, 2023
[7]	Form N-1A filed on October 28, 2024
[8]	Form N-1A filed on April 16, 2025
[9]	Form N-1A filed on October 28, 2025

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Indemnification is provided to trustees and officers of the Registrant pursuant to Article Nine of the Registrant’s Deed of Constitution of Trust and Article VIII of the Registrant’s Bylaws. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

With respect to the investment adviser (Oriental Trust), a separately identifiable division of Oriental Bank, the response to this Item will be incorporated by reference to its Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-121169), dated May 10, 2021. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)	Northern Lights Distributors, LLC (“Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as a principal underwriter and distributor of the Fund.

Atlas U.S. Tactical Income Fund

Atlas U.S. Government Money Market Fund

Boyar Value Fund, Inc.

Capitol Series Trust

Copeland Trust

DGI Investment Trust

Exchange Place Advisors Trust

Grandeur Peak Global Trust

Miller Investment Trust

Mutual Fund and Variable Insurance Trust

Mutual Fund Series Trust

Northern Lights Fund Trust

Northern Lights Fund Trust II

Northern Lights Fund Trust III

Northern Lights Fund Trust IV

Northern Lights Variable Trust

OCM Mutual Fund

The North Country Funds

Texas Capital Funds Trust

The Saratoga Advantage Trust

Segall Bryant & Hamill Trust

Tributary Funds, Inc.

Two Roads Shared Trust

Rayliant Trust

Ultimus Managers Trust

Unified Series Trust

THOR Financial Technologies Trust

Valued Advisers Trust

Zacks Trust

CIM Real Assets & Credit Fund

Princeton Everest Fund

US Treasury Fund

(b)	The following are the directors and executive officers of the Distributor:

Name and Principal Address*:	Positions and Offices with Underwriter:	Positions and Offices with Fund:
Kevin Guerette	President	None
Stephen Preston	Treasurer/ FINOP/ CCO/ AML Officer	None
Greg Evans	Financial Operations Principal	None
Bill Straight	Secretary/General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

*	The address for all directors and executive officers is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (1940 Act), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	Ultimus Fund Solutions 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Registrant’s Custodians	U.S. Bank N.A. 5065 Wooster Rd Cincinnati, OH 45226
Registrant’s Investment Adviser	Oriental Trust 254 Muñoz Rivera Avenue San Juan, Puerto Rico 00918
Registrant’s Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022

Item 34. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in San Juan, Puerto Rico on the 28th day of October, 2026.

DGI Investment Trust

By:	/s/ Ramon Rosado-Linera
Ramon Rosado-Linera
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Ramon Rosado-Linera	President and Chief Executive Officer	October 28, 2026
Ramon Rosado-Linera

/s/ Maritza Arizmendi	Chief Financial Officer and Treasurer	October 28, 2026
Maritza Arizmendi

/s/ Carlos A. González	Chair of the Board, Interested Trustee and Portfolio Manager	October 28, 2026
Carlos A. González*

/s/ Iván C. López Morales	Trustee	October 28, 2026
Iván C. López Morales*

/s/ Joshua Aaron Sigmon	Trustee	October 28, 2026
Joshua Aaron Sigmon*

/s/ Carlos García	Trustee	October 28, 2026
Carlos García*

* By:	/s/ Alfonso J. Cuesta
Alfonso J. Cuesta

*	Attorney-in-Fact pursuant to Powers of Attorney which are incorporated by reference herein.

Exhibit Lists

(d)(1)	Executed Amended and Restated Investment Advisory Agreement dated December 9, 2025
(g)(2)	Amendment No.1 to the Custody Agreement dated September 8, 2026
(i)(3)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm